EXECUTION VERSION FIRST AMENDMENT TO CREDIT AGREEMENT FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 6, 2020, by and among LIVENT CORPORATION, a Delaware corporation (“Livent”), FMC LITHIUM USA CORP., a Delaware corporation (together with Livent, collectively, the “Borrowers” and, each, a “Borrower”), the Guarantors (as defined below), the lenders and issuing banks listed on the signature pages hereof under the heading “Lenders” (the “Lenders”) and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders. W I T N E S S E T H: WHEREAS, the Borrowers, the guarantors party thereto from time to time (the “Guarantors”), the lenders from time to time party thereto and the Administrative Agent are party to that certain Credit Agreement, dated as of September 28, 2018 (the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). WHEREAS, the Borrowers and the Administrative Agent wish to amend certain provisions of the Existing Credit Agreement to provide for, amongst other things, (a) financial covenant relief until the Covenant Conversion Date (as defined in the Amendment), (b) certain modifications to the definition of “Applicable Margin” and “Commitment Fee”, to reflect changes in pricing and (c) certain other modifications and updates to the Existing Credit Agreement as further detailed herein, in each case, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Amended Credit Agreement. SECTION 2. Amendments. (a) Effective as of the First Amendment Effective Date, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A attached hereto. (b) Effective as of the First Amendment Effective Date, Exhibit B-1 (Form of Borrowing Notice) of the Existing Credit Agreement is hereby amended and replaced in its entirety by the form attached hereto as Exhibit B. (c) Effective as of the First Amendment Effective Date, Exhibit G (Form of Compliance Certificate) of the Existing Credit Agreement is hereby amended and replaced in its entirety by the form attached hereto as Exhibit C. SECTION 3. Representations and Warranties. Each Loan Parties hereby represent and warrant to the Lenders on the First Amendment Effective Date that: (a) The execution, delivery and performance by each Loan Party of the First Amendment and the consummation of the transactions contemplated hereby: WEIL:\97457544\6\35899.0596

(i) are within such Loan Party’s corporate, limited liability company, partnership or other powers; (ii) have been duly authorized by all necessary action, including the consent of shareholders, partners and members where required; (iii) do not and will not contravene such Loan Party’s or any other Restricted Subsidiaries’ respective Constituent Documents, violate any other Requirement of Law applicable to such Loan Party or any other Restricted Subsidiary (including the Margin Regulations), or any order or decree of any Governmental Authority or arbitrator applicable to such Loan Party or any other Restricted Subsidiary, conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of such Loan Party or any other Restricted Subsidiary, or result in the creation or imposition of any Lien upon any property of such Loan Party or any other Restricted Subsidiary; and (iv) do not require the consent of, authorization by, approval of, notice to, permit from or filing or registration with, any Governmental Authority or any other Person, other than those that have been or will be, prior to the First Amendment Effective Date, obtained or made, and each of which on the First Amendment Effective Date will be in full force and effect. (b) This Agreement has been duly executed and delivered by each Loan Party. This Agreement is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms. (c) Immediately prior to and after giving effect to the terms, conditions, and provisions of this Amendment, no Default or Event of Default exists. (d) The representations and warranties contained in the Loan Documents are correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) with the same effect as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to an earlier date, such representations and warranties are true and correct as of such earlier date. SECTION 4. Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction (or waiver in writing by the Administrative Agent (at the direction of the Required Lenders)) of the following conditions precedent (the date on which such conditions are satisfied or waived being referred to herein as the “First Amendment Effective Date”): (a) Each of the following documents, which shall be dated the First Amendment Effective Date and in form and substance satisfactory to the Administrative Agent: (i) This Amendment, duly executed and delivered by each of the Borrowers, the Guarantors and the Lenders (which together constitute the Required Lenders). (ii) Certified copies of the charter and by-laws of each Loan Party, the resolutions of the board of directors (or equivalent governing body) of each Loan Party authorizing the execution, delivery and performance of this Amendment, all documents evidencing other - 2 - WEIL:\97457544\6\35899.0596 necessary corporate action and governmental approvals, if any, with respect to this Amendment and a long form good standing certificate (or its equivalent) for each such Loan Party from its jurisdiction of organization. (iii) A certificate of the secretary or an assistant secretary (or equivalent officer) of each Loan Party certifying the names and true signatures of the officers of each Loan Party authorized to sign this Amendment and any other documents to be delivered hereunder. (iv) A favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Loan Parties, in form and substance reasonably accepted to the Administrative Agent and Lenders and covering such customary matters relating hereto as any Lender, through the Administrative Agent, may reasonably request. (v) A certificate of an officer or any authorized person of Livent confirming compliance with the conditions set forth in Sections 4(c) and 4(d). (b) Confirmation that the Borrowers have paid (i) a consent fee to the Administrative Agent, for the account of each applicable Lender (including Citibank, N.A) consenting to the Amendment (each, a “Consenting Lender”), in an amount equal to 0.15% of such Consenting Lender’s Commitment as of the First Amendment Effective Date, due and payable on or before the First Amendment Effective Date; (ii) all other fees required to be paid on or before the First Amendment Effective Date and (iii) all expenses of the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) that are required to be paid pursuant to the terms of the Amended Credit Agreement. (c) Immediately prior to and after giving effect to the terms, conditions, and provisions of this Amendment, no Default or Event of Default exists. (d) The representations and warranties contained in this Amendment and the other Loan Documents are correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) with the same effect as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to an earlier date, such representations and warranties are true and correct as of such earlier date. SECTION 5. Effect on Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement and each reference in any other Loan Document to “the Credit Agreement” shall mean and be a reference to the Amended Credit Agreement. (b) Except as specifically amended hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents, except as provided herein. - 3 - WEIL:\97457544\6\35899.0596

(d) The Borrowers and the other parties hereto acknowledge and agree that, on and after the effective date of this Amendment, this Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement. SECTION 6. Applicable Law; Waiver of Right; Trial by Jury; Jurisdiction. THIS AMENDMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY TO THIS AMENDMENT, THE EXECUTION OR PERFORMANCE OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW. The jurisdiction and waiver of right to trial by jury provisions in Sections 9.12 and 9.13 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis. SECTION 7. Miscellaneous. (a) This Amendment shall be binding upon and inure to the benefit of the Loan Parties and their respective successors and permitted assigns, and upon the Administrative Agent and the Lenders and their respective successors and permitted assigns. (b) The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. (c) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures (a defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the purposes of the foregoing, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. (d) Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment. SECTION 8. Reaffirmation. Each of the Loan Parties signatory hereto as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (b) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan - 4 - WEIL:\97457544\6\35899.0596

Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties signatory hereto hereby consents to this Amendment and acknowledges that each of the Loan Documents (as amended herby) remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations. [Remainder of page intentionally left blank.] - 5 - WEIL:\97457544\6\35899.0596

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written. LIVENT CORPORATION, as Borrower By: Name: Gilberto Antoniazzi Title: Vice President, Chief Financial Officer and Treasurer FMC LITHIUM USA CORP., as Borrower By: Name: Gilberto Antoniazzi Title: Vice President and Chief Financial Officer [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FMC ASIA-PACIFIC, INC., as Guarantor By: Name: Gilberto Antoniazzi Title: President FMC LITHIUM OVERSEAS LTD., as Guarantor By: Name: Gilberto Antoniazzi Title: President and Treasurer [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CITIBANK, N.A., as Administrative Agent and a Lender By: ___________________________________ Name: Michael Vondriska Title: Vice President [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA, as a Lender By: Name: Title: [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: Name: Jun Ashley Title: Director [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender and an Issuing Bank By: Name: Nupur Kumar Title: Authorized Signatory By: Name: Brady Bingham Title: Authorized Signatory [Signature Page to Livent Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender By: Name: James A. Knight Title: Executive Director [S IGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT ]

Industrial and Commercial Bank of China Limited, New York Branch, as a Lender Digitally signed by: Christine Cai Date: 2020.05.05 By: 18:00:11 -05'00' Name: Title: Digitally signed by: Gang Duan Date: 2020.05. 05 19:37:59 - By: 05'00' Name: Title: [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Exhibit A AMENDED CREDIT AGREEMENT [To be attached] A-1 WEIL:\97457544\6\35899.0596

EXECUTION VERSION Conformed through First Amendment ═══════════════════════════════════════ $400,000,000 CREDIT AGREEMENT Dated as of September 28, 2018 among LIVENT CORPORATION and FMC LITHIUM USA CORP. as Borrowers THE GUARANTORS PARTY HERETO FROM TIME TO TIME as Guarantors THE LENDERS AND ISSUING BANKS PARTY HERETO and CITIBANK, N.A., as Administrative Agent, * * * CITIBANK, N.A., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, CREDIT SUISSE LOAN FUNDING LLC, and GOLDMAN SACHS BANK USA as Joint Lead Arrangers and as Joint Bookrunners, and BANK OF AMERICA, N.A., CREDIT SUISSE LOAN FUNDING LLC, and GOLDMAN SACHS BANK USA, as Co-Syndication Agents ═══════════════════════════════════════ -

TABLE OF CONTENTS PAGE Article I DEFINITIONS AND ACCOUNTING TERMS 1 SECTION 1.01. Certain Defined Terms 1 SECTION 1.02. Computation of Time Periods 3740 SECTION 1.03. Accounting Terms and Principles 3840 SECTION 1.04. Certain Terms 3841 SECTION 1.05. Times of Day 3941 SECTION 1.06. Timing of Payment or Performance 3941 Article II AMOUNTS AND TERMS OF THE LOANS 3942 SECTION 2.01. The Revolving Loans 3942 SECTION 2.02. The Letters of Credit 4042 SECTION 2.03. Fees 4143 SECTION 2.04. Reductions and Increases of the Commitments and Term Loan Tranches 4244 SECTION 2.05. Repayment 4749 SECTION 2.06. Interest 4951 SECTION 2.07. Interest Rate Determinations 4951 SECTION 2.08. Prepayments 5153 SECTION 2.09. Payments and Computations 5153 SECTION 2.10. Taxes 5355 SECTION 2.11. Sharing of Payments, Etc 5658 SECTION 2.12. Conversion or Continuation of Revolving Loans 5759 SECTION 2.13. Defaulting Lender 5760 SECTION 2.14. Acknowledgement and Consent to Bail-In of EEA Financial Institutions 6062 SECTION 2.15. Joint and Several Liability of the Borrowers 6063 Article III MAKING THE LOANS AND ISSUING THE LETTERS OF CREDIT 6264 SECTION 3.01. Making the Revolving Loans 6264 SECTION 3.02. Issuance of Letters of Credit 6365 SECTION 3.03. Increased Costs 6769 SECTION 3.04. Illegality 6971 SECTION 3.05. Reasonable Efforts to Mitigate 6972 -

SECTION 3.06. Right to Replace Affected Person or Lender 7072 SECTION 3.07. Use of Proceeds 7072 Article IV CONDITIONS 7072 SECTION 4.01. Conditions Precedent to Signing Date 7072 SECTION 4.02. Conditions Precedent to Effective Date 7173 SECTION 4.03. Conditions Precedent to Each Borrowing and Letter of Credit Issuance 7376 Article V REPRESENTATIONS AND WARRANTIES 7476 SECTION 5.01. Corporate Existence; Compliance with Law; No Default 7477 SECTION 5.02. Corporate Power; Authorization; Enforceable Obligations 7477 SECTION 5.03. Financial Statements 7578 SECTION 5.04. Material Adverse Change 7578 SECTION 5.05. Litigation 7578 SECTION 5.06. Taxes 7578 SECTION 5.07. Full Disclosure 7678 SECTION 5.08. Margin Regulations and Investment Company Act 7678 SECTION 5.09. ERISA 7679 SECTION 5.10. Environmental Matters 7779 SECTION 5.11. Ownership of Properties; Liens 7780 SECTION 5.12. Insurance 7880 SECTION 5.13. Corporate Structure 7880 SECTION 5.14. Labor Matters 7880 SECTION 5.15. Solvency 7880 SECTION 5.16. Status of Loan as Senior Indebtedness 7881 SECTION 5.17. No Default or Event of Default 7881 SECTION 5.18. Sanctions 7881 SECTION 5.19. Anti-Corruption Laws; Anti-Money Laundering Laws; USA PATRIOT Act 7981 SECTION 5.20. Security Interest in Collateral 7981 SECTION 5.21. Not an EEA Financial Institution 7982 SECTION 5.22. Material Agreements 7982 SECTION 5.23. Separation Transactions 8082 Article VI COVENANTS OF THE COMPANY 8082 SECTION 6.01. Financial Covenants 8082 ii -

SECTION 6.02. Reporting Covenants 8083 SECTION 6.03. Affirmative Covenants 8386 SECTION 6.04. Negative Covenants 8790 Article VII EVENTS OF DEFAULT 98101 SECTION 7.01. Events of Default 98101 SECTION 7.02. Actions in Respect of the Letters of Credit Upon Event of Default; L/C Cash Collateral Account; Investing of Amounts in the L/C Cash Collateral Account; Release 101104 Article VIII THE ADMINISTRATIVE AGENT 103106 SECTION 8.01. Authorization and Action 103106 SECTION 8.02. Reliance, Etc 104107 SECTION 8.03. The Administrative Agent and their Affiliates as Lenders 104107 SECTION 8.04. Lender Credit Decision 105108 SECTION 8.05. Indemnification 105108 SECTION 8.06. Successor Administrative Agent 105108 SECTION 8.07. No Other Duties, Etc 106109 SECTION 8.08. Certain ERISA Matters 106109 Article IX MISCELLANEOUS 107110 SECTION 9.01. Amendments, Etc 107110 SECTION 9.02. Notices, Etc 108111 SECTION 9.03. No Waiver; Remedies 111114 SECTION 9.04. Costs and Expenses 111115 SECTION 9.05. Rights of Set-off; Payments Set Aside 113116 SECTION 9.06. Binding Effect 114117 SECTION 9.07. Assignments and Participations 114117 SECTION 9.08. No Liability of the Issuing Banks 118122 SECTION 9.09. Governing Law 119122 SECTION 9.10. Execution in Counterparts 119122 SECTION 9.11. Confidentiality 119122 SECTION 9.12. Submission to Jurisdiction; Service of Process 120123 SECTION 9.13. WAIVER OF JURY TRIAL 120124 SECTION 9.14. Judgment Currency 121124 SECTION 9.15. European Monetary Union 121124 SECTION 9.16. USA PATRIOT Act 122125 iii -

SECTION 9.17. Appointment of Livent as Representative 122125 SECTION 9.18. Entire Agreement 122125 SECTION 9.19. No Fiduciary Duty 122125 SECTION 9.20. Appointment for Perfection 123126 SECTION 9.21. MIRE Events 123126 Article X LOAN GUARANTY 123127 SECTION 10.01. Loan Guaranty 123127 SECTION 10.02. Authorization; Other Agreements 124128 SECTION 10.03. Loan Guaranty Absolute and Unconditional 125129 SECTION 10.04. Waivers 126130 SECTION 10.05. Reliance 126130 SECTION 10.06. Waiver of Subrogation and Contribution Rights 127130 SECTION 10.07. Subordination 127131 SECTION 10.08. Default; Remedies 127131 SECTION 10.09. Irrevocability 128131 SECTION 10.10. Setoff 128132 SECTION 10.11. No Marshaling 128132 SECTION 10.12. Enforcement; Amendments; Waivers 128132 SECTION 10.13. Keepwell 128132 iv -

SCHEDULES AND EXHIBITS SCHEDULES Schedule I - Commitments Schedule 5.02 - Consents Schedule 5.13 - Subsidiaries Schedule 5.22 - Material Agreements Schedule 6.03(o) - Post-Closing Deliverables Schedule 6.04(a)(ii) - Existing Debt Schedule 6.04(b)(iii) - Existing Liens Schedule 6.04(d)(ii) - Existing Investments EXHIBITS Exhibit A - Form of Revolving Loan Note Exhibit B-1 - Form of Notice of Borrowing Exhibit B-2 - Form of Notice of Conversion or Continuation Exhibit C-1 - Form of Assignment and Acceptance Exhibit C-2 - Form of Participation Agreement Exhibit C-3 - Form of New Commitment Acceptance Exhibit D-1 - Form of Perfection Certificate Exhibit D-2 - Form of Perfection Certificate Supplement Exhibit E - Form of Joinder Agreement Exhibit F - Form of Security Agreement Exhibit G - Form of Compliance Certificate -

CREDIT AGREEMENT CREDIT AGREEMENT (this “Agreement”), dated as of September 28, 2018, among LIVENT CORPORATION, a Delaware corporation (“Livent”), FMC LITHIUM USA CORP., a Delaware corporation (“Lithium Opco”, together with Livent, collectively, the “Borrowers” and, each, a “Borrower”), the Guarantors (as defined below) party hereto from time to time, the lenders and issuing banks listed on the signature pages hereof under the heading “Lenders” (the “Lenders”) and the other Lenders party hereto from time to time, and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders hereunder. WHEREAS, the Board of Directors of FMC Corporation, a Delaware corporation (“FMC”) has determined that it is in the best interests of FMC and its stockholders to separate Livent’s Business from the other businesses and operations of FMC (the “Separation”); WHEREAS, in connection with the foregoing, on or prior to the date hereof, FMC, has transferred to the Borrowers and their respective Subsidiaries (as defined below) all of the FMC Lithium Assets (as defined below) and the Borrowers and their respective Subsidiaries have previously assumed all of the FMC Lithium Liabilities (as defined below), in each case in accordance with the Plan of Reorganization (as defined below), all as more fully described in the Separation Agreements and the Plan of Reorganization (as defined below) (the “FMC Lithium Assets Contribution”); WHEREAS, in connection with the Separation, the Borrowers have requested that the Lenders make available to them a revolving credit facility upon the terms and conditions contained in this Agreement. WHEREAS, subject to the terms and conditions contained in this Agreement, the Lenders are willing to make the requested Loans (as defined below) to the Borrowers. NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “Acceptance” means an Assignment and Acceptance or a New Commitment Acceptance. “Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the Stock of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger, amalgamation or consolidation or any other combination with another Person (other than -

a Person that is a Borrower or a Restricted Subsidiary); provided, that the applicable Borrower or Restricted Subsidiary is the surviving entity. “Administrative Agent” has the meaning specified in the introductory paragraph to this Agreement. “Administrative Agent’s Account” means, in respect of any Currency, such account as the Administrative Agent shall designate in a notice to Livent and the Lenders. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Person” has the meaning specified in Sections 3.03(e), 3.04 and 3.06. “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling or that is controlled by or is under common control with such Person, each officer, director, general partner or joint-venturer of such Person, and each Person that is the beneficial owner of 5% or more of any class of Voting Stock of such Person. For the purposes of this definition, “control” means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. “Agreement” has the meaning specified in the introductory paragraph to this Agreement. “Alternate Currency” means any lawful currency other than Dollars or Euros (approved by the Administrative Agent and each Lender) which is freely transferable into Dollars. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq. “Anti-Money Laundering Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Borrower or its Subsidiaries from time to time concerning or relating to money laundering, including the Patriot Act. “Applicable Lending Office” means, with respect to each Lender, and for each Type and Currency of Loan, such Lender’s Domestic Lending Office in the case of a Base Rate Loan and such Lender’s Eurocurrency Lending Office in the case of a Eurocurrency Rate Loan. “Applicable Margin” means, as of any date, the applicable margin set forth under the Eurocurrency Rate or Base Rate column set forth below, as applicable, based upon Livent’s First Lien Leverage Ratio as of the most recent determination date; provided, that until the delivery to the Administrative Agent, pursuant to Section 6.02(a), of Livent’s annual or quarterly consolidated financial statements and compliance certificate for Livent’s first Fiscal Quarter ending after the First Amendment Effective Date, the “Applicable Margin” shall be the applicable rate per annum set forth below in Pricing Level IIII: First Lien Leverage Applicable Margin 2 -

Pricing Ratio Eurocurrency Base Rate Loans Level Rate Loans I ≤ 1.00 to 1.00 2.002.25% 1.001.25% II > 1.00 to 1.00 but 2.252.50% 1.251.50% ≤ 2.00 to 1.00 III > 2.00 to 1.00 but 2.502.75% 1.501.75% ≤ 3.00 to 1.00 IV > 3.00 to 1.00 but 2.753.00% 1.752.00% ≤ 4.00 to 1.00 V > 4.00 to 1.00 but 3.25% 2.25% ≤ 5.00 to 1.00 VI > 5.00 to 1.00 3.50% 2.50% For purposes of the foregoing, the Applicable Margin shall be determined as of the end of each Fiscal Quarter of Livent based upon Livent’s annual or quarterly consolidated financial statements and compliance certificate delivered pursuant to Section 6.02(a) each change in the Applicable Margin resulting from a change in the First Lien Leverage Ratio shall be effective three (3) Business Days after the Administrative Agent has received the annual or quarterly consolidated financial statements and compliance certificate delivered pursuant to Section 6.02(a) and shall apply during the period commencing on and including the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided, that the First Lien Leverage Ratio shall be deemed to be in Pricing Level IVVI if Livent fails to deliver the annual or quarterly consolidated financial statements or compliance certificate required to be delivered by it pursuant to Section 6.02(a) during the period commencing three (3) Business Days from the expiration of the time for delivery thereof until three (3) Business Days after such consolidated financial statements are delivered. “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means Citibank, Merrill, Credit Suisse and Goldman, in their respective capacities as joint lead arrangers. “Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit C-1 hereto. “Available Amount Basket” means, at any date (the “Reference Date”), an amount, not less than zero in the aggregate, determined on a cumulative basis equal to: (a) $25.0 million, plus 3 -

(b) 50% of Livent’s and its Restricted Subsidiaries Consolidated net income (determined in accordance with GAAP) (or if Consolidated net income (determined in accordance with GAAP) is negative, 100% of such deficit) determined for the period (taken as one accounting period) commencing with the Fiscal Quarter ending on December 31, 2018, plus (c) the cumulative amount of cash and the fair market value of returns (including dividends, interest, distributions, interest payments, returns of principal, repayments, income and similar amounts) received by Livent or any Restricted Subsidiary in respect of any Investments made using the Available Amount Basket during the period from and including the Business Day immediately following the Effective Date through and including the Reference Date, provided, that in no event shall the amount added to the Available Amount Basket pursuant to this clause (c) exceed the original amount of the applicable Investment made using the Available Amount Basket; plus (d) in the case of the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary, the fair market value at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary of the amount of all Investments in such Unrestricted Subsidiary made using the Available Amount Basket during the period from and including the Business Day immediately following the Effective Date through and including the Reference Date, provided, that in no event shall the amount added to the Available Amount Basket pursuant to this clause (d) exceed the lesser of (i) the original amount of the applicable Investment made using the Available Amount Basket, and (ii) the fair market value at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary, minus (e) an amount equal to the sum of (i) Investments made in respect of the Available Amount Basket, plus (ii) Restricted Payments made in respect of the Available Amount Basket, in each case, after the Effective Date and prior to such time or contemporaneously therewith. “Available LC Amount” means, at any time, with respect to any Letter of Credit, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing), provided, that if any Letter of Credit provides for future increases in the maximum amount available to be drawn under such Letter of Credit, then the “Available LC Amount” of such Letter of Credit shall mean, at any time, the maximum amount available to be drawn under such Letter of Credit after taking into account all increases in the availability thereunder. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEAAffected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other 4 -

financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the highest of: (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as its “base rate”; (b) the Federal Funds Rate plus 1/2 of 1%; and (c) Eurocurrency Rate for a one- (1) month period plus 1%; provided, that for purposes of this clause (c), the Eurocurrency Rate shall be based on the Eurocurrency Rate at approximately 11:00 A.M. (London time) on such day of determination, but shall otherwise be calculated in accordance with the definition of “Eurocurrency Rate” (including the interest rate floors set forth therein); provided, in the event that the Base Rate is less than zero, it shall be deemed to be zero for purposes of this Agreement. “Base Rate Loan” means a Loan denominated in Dollars which bears interest as provided in Section 2.06(a)(i). “BHC Act Affiliate” means an “affiliate” (as such term is defined under, and interpreted in accordance with 12 U.S.C. 1841(k)) of a party. “Borrowers” has the meaning specified in the introductory paragraph to this Agreement. “Borrowing” means a borrowing consisting of simultaneous Revolving Loans of the same Type made by each of the Lenders pursuant to Section 2.01(a). “Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurocurrency Rate Loans, on which dealings are carried on in the London interbank market (or, in the case of Loans denominated in Euros, on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open). “Capital Lease” means, with respect to any Person, any lease of, or other arrangement conveying the right to use, property by such Person as lessee that would be accounted for as a capital lease on a balance sheet of such Person prepared in conformity with GAAP. “Capital Lease Obligations” means, with respect to any Person, the capitalized amount of all Consolidated obligations of such Person or any of its Subsidiaries under Capital Leases. “Cash Collateralize” means, in respect of an obligation, to provide and pledge (as a first priority perfected security interest) cash collateral in Dollars or Alternate Currency specified by the Administrative Agent, at a location and pursuant to documentation in form and 5 -

substance reasonably satisfactory to the Administrative Agent (and “Cash Collateral” and “Cash Collateralization” have corresponding meanings). “Cash Equivalents” means: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof; (b) investments in commercial paper maturing within one (1) year from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s; (c) investments in certificates of deposit, bankers’ acceptances and time deposits maturing within one (1) year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500 million; (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5 billion; (f) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one (1) year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s; and (g) other short-term investments made by Restricted Subsidiaries that are not Domestic Subsidiaries in accordance with normal investment practices for cash management in the relevant jurisdiction in investments of a credit quality and tenor comparable, in each case, in such Restricted Subsidiary’s ordinary course of business, to the foregoing. “CFC” means a “controlled foreign corporation” as defined in Section 957 of the Code. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel 6 -

Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means the occurrence of any of the following: (a) any Person or group of Persons (within the meaning of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934) of 30% or more of the issued and outstanding Voting Stock of Livent; provided, that such ownership by FMC and/or one of its Wholly-Owned Subsidiaries shall not trigger a “Change of Control” pursuant to this clause (a), (b) Livent shall fail to own directly 100% of the issued and outstanding Stock of Lithium Opco or (c) during any period of twenty-four (24) consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Livent (together with any new directors whose election by the board of directors of Livent or whose nomination for election by the stockholders of Livent was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office. “Citibank” means Citibank, N.A., a national banking association, and its successors. “Code” means the Internal Revenue Code of 1986 and the regulations promulgated and rulings issued thereunder. “Collateral” has the meaning given to “Collateral” in the Security Agreement. “Collateral Documents” means collectively, the Security Agreement, each Mortgage, each Intellectual Property Security Agreement (as defined in the Security Agreement), all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by any Borrower or any other Loan Party creating (or purporting to create) a Lien upon Collateral in favor of the Administrative Agent and any supplement or amendment to any of the foregoing delivered to any Administrative Agent pursuant to the terms hereof or any other Loan Document. “Commitment” means, as to any Lender, (a) the Dollar amount set forth opposite its name on Schedule I hereto (it being understood that such Commitment shall also constitute a Commitment with respect to Euros based on the then applicable Dollar Equivalent) or (b) if such Lender has entered into one or more Acceptances, the amount set forth for such Lender in the Register, in each case as the same may be increased or reduced as expressly provided herein (including pursuant to Sections 2.04, 3.06 and 9.07). “Commitment Fee” means, as of any date, the commitment fee set forth below, based upon Livent’s First Lien Leverage Ratio as of the most recent determination date; provided, that until the delivery to the Administrative Agent, pursuant to Section 6.02(a), of Livent’s annual or quarterly consolidated financial statements and related compliance certificate for Livent’s first Fiscal Quarter ending after the First Amendment Effective Date, the “Commitment Fee” shall be the applicable rate per annum set forth below in Pricing Level IIII: 7 -

First Lien Leverage Commitment Pricing Ratio Fee Level I ≤ 1.00 to 1.00 0.35% II > 1.00 to 1.00 but 0.40% ≤ 2.00 to 1.00 III > 2.00 to 1.00 but 0.45% ≤ 3.00 to 1.00 IV > 3.00 to 1.00 but 0.50% ≤ 4.00 to 1.00 V > 4.00 to 1.00 but 0.50% ≤ 5.00 to 1.00 VI > 5.00 to 1.00 0.50% For purposes of the foregoing, (a) the Commitment Fee shall be determined as of the end of each Fiscal Quarter of Livent based upon Livent’s annual or quarterly consolidated financial statements and compliance certificate delivered pursuant to Section 6.02(a) and each change in the Commitment Fee resulting from a change in the First Lien Leverage Ratio shall be effective three (3) Business Days after the Administrative Agent has received the annual or quarterly consolidated financial statements and compliance certificate delivered pursuant to Section 6.02(a) and shall apply during the period commencing on and including the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided, that the First Lien Leverage Ratio shall be deemed to be in Pricing Level IVVI if Livent fails to deliver the annual or quarterly consolidated financial statements or compliance certificate required to be delivered by it pursuant to Section 6.02(a) during the period commencing three (3) Business Days from the expiration of the time for delivery thereof until three (3) Business Days after such consolidated financial statements are delivered. “Compliance Certificate” has the meaning specified in Section 6.02(a)(iii). “Confidential Information” has the meaning specified in Section 9.11. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by Consolidated net income (determined in accordance with GAAP) (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” refers to the consolidation of accounts of each Borrower and its Subsidiaries (or Restricted Subsidiaries where applicable) in accordance with GAAP. “Consolidated Cash Balance” means, at any time, without duplication, the aggregate amount of cash and Cash Equivalents, marketable securities, treasury bonds and bills, certificates of deposit, investments in money market funds and commercial paper, in each case, held or owned by (either directly or indirectly) or otherwise required to be reflected as cash or a cash equivalent asset on the balance sheet of Livent and its Restricted Subsidiaries. 8 -

“Consolidated Total Assets” means, at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of the applicable Person at such date. “Constituent Documents” means, with respect to any Person, (a) the articles of incorporation and/or organization, certificate of incorporation or certificate of formation (or the equivalent organizational documents) of such Person, (b) the by-laws, operating agreement (or the equivalent governing documents) of such Person and (c) any document setting forth the manner of election and duties of the directors or managing members of such Person (if any) and the designation, amount or relative rights, limitations and preferences of any class or series of such Person’s Stock. “Contaminant” means any material, substance or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including any greenhouse gas, petroleum or petroleum-derived substance or waste, asbestos and polychlorinated biphenyls. “Continuation”, “Continue” and “Continued” each refer to a continuation of Eurocurrency Rate Loans for an additional Interest Period pursuant to Section 2.12. “Contractual Obligation” means, as to any Person, any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its tangible or intangible property is bound. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with 12 C.F.R. § 47.3(b), or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning specified in Section 9.20(a). “Conversion”, “Convert” and “Converted” each refer to a conversion of Revolving Loans of one Type into Revolving Loans of the other Type pursuant to Section 2.12. “Convertible Indebtedness” means Indebtedness of Livent (which may be guaranteed by the Guarantors) permitted to be incurred hereunder that is either (a) convertible into common equity of Livent (and cash in lieu of fractional shares) or cash (in an amount determined by reference to the price of such common equity) or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for common equity of Livent or cash (in an amount determined by reference to the price of such common equity). “Covenant Conversion Date” means March 31, 2021. “Credit Suisse” means Credit Suisse Securities (USA) LLC. “Currency” means Dollars or any Alternate Currency. 9 -

“Customary Permitted Liens” means, with respect to any Person, any of the following Liens: (a) Liens for taxes, assessments, governmental charges, claims or levies in each case that are not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves (in the good faith judgment of the management of the respective Person) have been established; (b) Liens of landlords, liens in favor of utilities and liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other liens imposed by law or contract which were incurred in the ordinary course of business and (i) which secure amounts not yet due or (ii)(A) which do not in the aggregate materially detract from the value of such property (other than immaterial property) or materially impair the use thereof in the operation of the business of any Person or (B) which Liens (or the amounts secured thereby) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject to such Lien and with respect to which adequate reserves (in the good faith judgment of the management of the respective Person) have been established; (c) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security benefits or to secure the performance of trade contracts, bids, tenders, statutory and regulatory obligations, sales, contracts (other than for the repayment of borrowed money), performance bonds, bid bonds, appeal bonds, leases, government contracts or customs bonds and other similar obligations incurred in the ordinary course of business; (d) encumbrances arising by reason of zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar encumbrances on the use of real property not materially detracting from the value of such real property or not materially interfering with the ordinary conduct of the business conducted and proposed to be conducted at such real property; (e) encumbrances, easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of any Person; (f) encumbrances arising under leases or subleases of real property that do not, in the aggregate, materially detract from the value of such real property or interfere with the ordinary conduct of the business conducted at such real property; (g) financing statements with respect to a lessor’s rights in and to personal property leased to such Person in the ordinary course of such Person’s business; (h) Liens arising from judgments, decrees or attachments and Liens securing appeal bonds arising from judgments, in each case in circumstances not constituting an Event of Default, provided, that no cash or property is deposited or delivered to secure any such judgment or award; 10 -

(i) Liens encumbering goods under production and arising from progress or partial payments by any Borrower or any of its respective Restricted Subsidiaries relating to the underlying goods; (j) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by any Borrower or any of its respective Restricted Subsidiaries in the ordinary course of business; (k) Liens of a collecting bank arising in the ordinary course of business under Section 4-208 of the UCC in effect in the relevant jurisdiction covering only the items being collected upon; (l) Liens granted by a Restricted Subsidiary that is not a Loan Party in favor of any Borrower or another Loan Party in respect of Indebtedness owed by such Restricted Subsidiary; (m) Liens arising by operation of law under Article 2 of the UCC in favor of a reclaiming seller of goods or buyer of goods; (n) broker’s Liens, bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by each Borrower or any of its Restricted Subsidiaries, in each case, granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, including any such Liens or rights of setoff securing amounts owing in the ordinary course of business to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; (o) licenses, sub-licenses and other similar encumbrances incurred in the ordinary course of business that do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of either Borrower or any Restricted Subsidiary; (p) Liens on cash or Cash Equivalents constituting earnest money deposits made by any Borrower or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement for a Permitted Acquisition; (q) non-exclusive licenses of intellectual property granted by the Borrowers or any of their respective Restricted Subsidiaries in the ordinary course of business that do not interfere in any material respect with the ordinary conduct of the businesses of the Borrowers or any of their respective Restricted Subsidiaries; and (r) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business. “Default” means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both. “Default Interest” has the meaning specified in Section 2.06(b). 11 -

“Default Right” has the meaning assigned to such term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means at any time, subject to Section 2.13(e), (a) any Lender that has failed to comply with its obligations under this Agreement to make a Loan, make a payment to any Issuing Bank in respect of a Letter of Credit, or pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder (each a “Funding Obligation”) within two (2) Business Days of the date such Funding Obligation was required to be funded hereunder unless such Lender notifies the Administrative Agent and Livent in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) any Lender that has notified the Administrative Agent, Livent or the Issuing Bank in writing, or has stated publicly, that it does not intend to comply with its Funding Obligations hereunder (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) any Lender that has defaulted on its funding obligations under any other loan agreements or credit agreements generally, (d) any Lender that has, for three or more Business Days after written request of the Administrative Agent or Livent, failed to confirm in writing to the Administrative Agent and Livent that it will comply with its prospective funding obligations hereunder (provided, that such Lender will cease to be a Defaulting Lender pursuant to this clause (d) upon the Administrative Agent’s and Livent’s receipt of such written confirmation), (e) any Lender with respect to which a Lender Insolvency Event has occurred and is continuing with respect to such Lender or its Parent Company or (f) any Lender that has, or has a Parent Company that has, become the subject of a Bail-in Action (provided, in each case, that neither the reallocation of Funding Obligations provided for in Section 2.13 as a result of a Lender’s being a Defaulting Lender nor the performance by Non-Defaulting Lenders of such reallocated Funding Obligations will by themselves cause the relevant Defaulting Lender to become a Non-Defaulting Lender). Notwithstanding anything to the contrary above, any determination by the Administrative Agent that a Lender is a Defaulting Lender under any of clauses (a) through (e) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 2.13(e)) upon notification of such determination by the Administrative Agent to Livent, the Issuing Banks and the Lenders. “Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by any Borrower or any of its respective Restricted Subsidiaries in connection with a Disposition made pursuant to Section 6.04(e)(xii) that is designated as “Designated Non-Cash Consideration” on the date received pursuant to a certificate of a responsible officer of Livent setting forth the basis of such fair market value (with the amount of Designated Non-Cash Consideration in respect of any Disposition being reduced for purposes of Section 6.04(e)(xii) upon such Borrower or such Restricted Subsidiary converting the same to cash or Cash Equivalents following the closing of the applicable Disposition). “Disclosure Documents” means, collectively, the Form S-1 dated as of August 27, 2018, including the financial statements included therein, along with any amendments thereto, filed by Livent with the SEC. 12 -

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Documentary Letter of Credit” means any Letter of Credit that is drawable upon presentation of documents evidencing the sale or shipment of goods purchased by any Borrower or any of its respective Restricted Subsidiaries in the ordinary course of its business; provided, that neither Goldman, Credit Suisse nor any of their respective Affiliates shall be required to provide Documentary Letters of Credit. “Dollar Equivalent” means, with respect to any amount denominated in an Alternate Currency, the amount of Dollars that would be required to purchase such amount of such Alternate Currency, based upon the rate at which such Alternate Currency may be exchanged for Dollars (a) in the case of an amount denominated in any Alternate Currency other than Euros, in the London foreign exchange market at approximately 11:00 A.M. London time or (b) in the case of an amount denominated in Euros, in the London foreign exchange market at approximately 10:00 A.M. London time or, at the request of Livent, 11:00 A.M., Brussels time, in each case for delivery two (2) Business Days thereafter; provided, that, solely for purposes of calculating the amount of any fronting fee payable to any Issuing Bank pursuant to Section 2.03(b)(ii) that is otherwise calculated in Euros or the amount of any Reimbursement Obligations owing to any Issuing Bank pursuant to Section 3.02(g) or 3.02(h) in respect of any Letter of Credit denominated in Euros, “Dollar Equivalent” shall be the amount of Dollars that would be required to purchase such amount of Euros, based upon the rate determined by such Issuing Bank through its principal foreign exchange trading office at approximately 11:00 A.M. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made. “Dollar Revolving Loan” has the meaning specified in Section 2.01(a). “Dollars” and “$” mean lawful money of the United States of America. “Domestic Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Domestic Lending Office” in its administrative questionnaire delivered to the Administrative Agent or in the Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to Livent and the Administrative Agent. “Domestic Subsidiary” means any Subsidiary of any Borrower organized under the laws of any state of the United States of America or the District of Columbia or any entity disregarded for U.S. tax purposes wholly owned by any Borrower or a Domestic Subsidiary. “Early Termination Date” means March 31, 2019, if the Lithium IPO has not occurred on or before such date. “EBITDA” means, with respect to Livent and its Restricted Subsidiaries, for any period, 13 -

(a) Consolidated net income (determined in accordance with GAAP) for such period, plus, without duplication and to the extent deducted from revenues in determining Consolidated net income (determined in accordance with GAAP) for such period, the sum of: (i) the aggregate amount of interest expense for such period; (ii) the aggregate amount of income and franchise tax expense for such period; (iii) all amounts attributable to depreciation and amortization for such period; (iv) all other non-cash charges and non-cash losses for such period; (v) all Non-Recurring Items for such period; (vi) all fees, expenses and charges incurred in connection with or arising as a result of any proposed or actual acquisitions, investments, asset sales or divestitures; and minus, without duplication and to the extent added to revenues in determining Consolidated net income (determined in accordance with GAAP) for such period, (b) the sum of: (i) all non-recurring non-cash gains during such period; (ii) the amount of cash used during such period to the extent charged against Consolidated net income (determined in accordance with GAAP) in a different period (excluding any item under clause (a)(vi) above); and (iii) the amount of cash used during such period relating to a Non-Recurring Item, all as determined on a consolidated basis with respect to Livent and its Restricted Subsidiaries in accordance with GAAP. For the purposes of calculating EBITDA for any period, if during such period Livent or any of its Restricted Subsidiaries shall have made a material Acquisition, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such material Acquisition occurred on the first day of such period. Notwithstanding the foregoing, EBITDA shall be deemed to be $38 million, $45 million, $51 million and $48 million for the fiscal quarters ending on or about September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018, respectively. “ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established 14 -

in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” has the meaning specified in Section 4.02. “Eligible Assignee” means a Lender and any Affiliate of such Lender or any other Person approved in writing by the Administrative Agent, the Issuing Banks (to the extent an assignment relates to Revolving Loans and related Commitments) and Livent (in the case of Livent, such approval not to be unreasonably withheld, delayed or conditioned); provided, that none of the following shall be an Eligible Assignee: (a) any natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), (b) any Borrower or any Affiliates of such Borrower or (c) any Defaulting Lender. “EMU” means economic and monetary union as contemplated in the Treaty on European Union. “Employee Matters Agreement” shall mean the employee matters agreement between Livent and FMC, as described in the Disclosure Documents, as such agreement may be amended, restated, amended and restated or otherwise modified from time to time. “EMU Legislation” means legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage of EMU. “Environmental Law” means any federal, state or local law, rule, regulation, order, writ, judgment, injunction, decree, determination or award relating to the environment, health, safety or hazardous materials, including the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Occupational Safety and Health Act and Regulation (EC) No. 1907/2006 – Registration, Evaluation, Authorization and Restrictions of Chemicals. “Environmental Liabilities and Costs” means, with respect to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute and whether arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, in each case relating to any environmental, health or safety condition or to any Release or threatened Release 15 -

and resulting from the past, present or future operations of, or ownership of property by, such Person or any of its Subsidiaries. “Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” means any Person, trade or business (whether or not incorporated) who for purposes of Title IV of ERISA is a member of any Borrower’s controlled group, or is treated as a “single employer” within the meaning of Section 414(b) or 414(c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means, with respect to any Person, (a) the occurrence of a reportable event, within the meaning of Section 4043(b) or (c) of ERISA, with respect to any Plan of such Person or any of its ERISA Affiliates unless the thirty- (30) day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA with respect to a termination described in Section 4041(c)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (d) the complete or partial withdrawal by such Person or any of its ERISA Affiliates from a Plan or Multiemployer Plan subject to Section 4063 of ERISA Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by such Person or any of its ERISA Affiliates to make any payment or contribution to a Plan required under the minimum funding standards of ERISA; (f) a determination that any Plan is in “at risk” status (within the meaning of Section 303 of ERISA or Section 430 of the Code); (g) the institution by the PBGC of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to Section 4042 of ERISA; or (h) any other event or condition with respect to a Plan that could result in the liability of any Borrower or ERISA Affiliate. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Euro” means the single currency of Participating Member States of the European Union. “Euro Revolving Loan” has the meaning specified in Section 2.01(a). “Eurocurrency Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Eurocurrency Lending Office” in its administrative questionnaire delivered to the Administrative Agent or in the Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to Livent and the Administrative Agent. 16 -

“Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time. “Eurocurrency Rate” means, for any Interest Period for each Eurocurrency Rate Loan comprising part of the same Borrowing, the rate per annum appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market, the “Screen Rate”) as the London interbank offered rate for deposits in the applicable currency at approximately 11:00 A.M. (London time) on the second Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period; provided, that the Eurocurrency Rate shall not be less than zero; provided, further, that if the applicable Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to the relevant currency, then the Eurocurrency Rate shall be the Interpolated Rate at such time, provided, further, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the applicable Screen Rate for the longest period (for which that Screen Rate is available in the relevant currency) that is shorter than the Impacted Interest Period and (b) the Screen Rate for the shortest period (for which that Screen Rate is available in the relevant currency) that exceeds the Impacted Interest Period, in each case, at such time. “Eurocurrency Successor Rate” has the meaning specified in Section 2.07. “Eurocurrency Successor Rate Conforming Changes” means, with respect to any proposed Eurocurrency Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption of such Eurocurrency Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Eurocurrency Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with Livent). “Eurocurrency Rate Loan” means a Loan denominated in Dollars or Euros which bears interest as provided in Section 2.06(a)(ii). “Eurocurrency Rate Reserve Percentage” of any Lender for any Interest Period for any Eurocurrency Rate Loan means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for such Lender with 17 -

respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period. “Events of Default” has the meaning specified in Section 7.01. “Excluded Domestic Holdco” means a Domestic Subsidiary that has no material assets other than Stock (and, if applicable, Stock and Indebtedness) of one or more Excluded Foreign Subsidiaries described in clause (a) of the definition of “Excluded Foreign Subsidiary.” “Excluded Foreign Subsidiary” means a Foreign Subsidiary which is (a) a CFC that has not guaranteed or pledged any of its assets to secure, or with respect to which there shall not have been pledged two-thirds or more of the voting Stock to secure, any Indebtedness (other than the Loans) of a Loan Party or any other Subsidiary of Livent which is a United States person within the meaning of Section 7701(a)(30) of the Code, or (b) a Foreign Subsidiary owned by a Foreign Subsidiary described in clause (a). “Excluded Hedging Contract” means, with respect to any Guarantor, any Hedging Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Hedging Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an ECP at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Hedging Obligation. If a Hedging Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedging Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. “Excluded Subsidiary” means each Excluded Domestic Holdco and each Excluded Foreign Subsidiary. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Livent under Section 3.06) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.10, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.10(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. 18 -

“Facility” means the Commitments and the provisions herein relating to the Revolving Loans and Letters of Credit. “Factoring or Receivables Transaction” means (a) any transaction or series of transactions that may be entered into by any Person pursuant to which such Person may directly or indirectly sell, convey or otherwise transfer Receivables to any buyer, purchaser or lender of interests in Receivables, including any factoring agreement or similar transaction and (b) any transaction or series of transactions that may be entered into by any Person pursuant to which such Person may directly or indirectly sell, convey or otherwise transfer Receivables to another Person, or may grant a security interest in, any Receivables of such Person, and any assets related thereto including all collateral securing such Receivables, proceeds of such Receivables and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving Receivables. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it; provided, that the Federal Funds Rate shall not be less than zero. “Fee Letter” means that certain Fee Letter in respect of the Facility, dated as of August 28, 2018, between Livent and Citigroup Global Markets Inc. “Final Maturity Date” means the date that is five (5) years after the Effective Date (or if such day is not a Business Day, the immediately preceding Business Day). “First Amendment Effective Date” means May 6, 2020. “Financial Covenant Debt” of any Person means Indebtedness of the type specified in clauses (a), (b), (c), (d), (e), (f), (g) and (h) of the definition of “Indebtedness”; provided, however, that (a) in the case of clause (c), such obligations shall be included in this definition of Financial Covenant Debt only to the extent such obligations are in respect of unreimbursed drawings under letters of credit, and (b) any obligations supported by a Letter of Credit shall not, to the extent so supported, be included in this definition of Financial Covenant Debt. “First Lien Leverage Ratio” means, with respect to Livent and its Restricted Subsidiaries on a Consolidated basis as of any date, the ratio of (a) Financial Covenant Debt as of such date that is secured by a Lien on any asset or property of Livent or its Restricted 19 -

Subsidiaries on a pari passu or senior basis with the Loans and the Commitments, minus the amount of cash and Cash Equivalents that are or would be included on a balance sheet of Livent and its Subsidiaries as of such date to the extent such cash and Cash Equivalents is not or would not be listed as “restricted” on such balance sheet in accordance with GAAP to (b) EBITDA for the last four Fiscal Quarters ending on or before such date. “Fiscal Quarter” means each of the three- (3) month periods ending on March 31, June 30, September 30 and December 31. “Fiscal Year” means the twelve- (12) month period ending on December 31. “Flood Insurance” means, for any Material Real Property (including any personal property Collateral located on such Material Real Property) located in a Special Flood Hazard Area, Federal Flood Insurance or private insurance reasonably satisfactory to the Administrative Agent, in either case, that (a) meets the requirements of FEMA and any other applicable federal agencies, (b) includes a deductible not to exceed $50,000 and (c) has a coverage amount equal to the lesser of (i) the insurable value of the buildings and any personal property Collateral located on the Material Real Property as determined by the Administrative Agent or (ii) the maximum policy limits set under the National Flood Insurance Program. “Flood Insurance Requirements” means, with respect to any Mortgages, Administrative Agent shall have received: (i) evidence as to whether the applicable Material Real Property is located in a Special Flood Hazard Area pursuant to a standard flood hazard determination form ordered and received by the Administrative Agent, and (ii) if such Material Real Property is located in a Special Flood Hazard Area, (A) evidence as to whether the community in which such Material Real Property is located is participating in the National Flood Insurance Program, (B) the applicable Loan Party’s written acknowledgment of receipt of written notification from Administrative Agent as to the fact that such Material Real Property is located in a Special Flood Hazard Area and as to whether the community in which such Material Real Property is located is participating in the National Flood Insurance Program and (C) copies of the applicable Loan Party’s application for a flood insurance policy plus proof of premium payment, a declaration page confirming that flood insurance has been issued, or such other evidence of flood insurance satisfactory to Administrative Agent and naming Administrative Agent as sole loss payee on behalf of the Secured Parties in the amounts required by an applicable Requirement of Law. “FMC” has the meaning specified in the recitals to this Agreement. “FMC Lithium Assets” shall mean the assets and operations of FMC and certain of its Subsidiaries that are described as the “Lithium Assets” in the relevant Separation Agreements. “FMC Lithium Liabilities” shall mean the liabilities of FMC and certain of its Subsidiaries that are described as the “Lithium Liabilities” in the relevant Separation Agreements. “FMC Lithium Assets Contribution” has the meaning specified in the recitals to this Agreement. “Foreign Currency Equivalent” means, with respect to any amount in Dollars, the amount of an Alternate Currency that could be purchased with such amount of Dollars using the 20 -

reciprocal of foreign exchange rate(s) specified in the definition of the term “Dollar Equivalent”, as determined by the Administrative Agent. “Foreign Lender” means any Lender that is not a “United States person” as defined in Section 7701(a)(30) of the Code. “Foreign Subsidiary” means any Subsidiary of Livent that is not a Domestic Subsidiary. “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, except that, with respect to the determination of compliance by the Borrowers with the covenants set forth in Section 6.01, “GAAP” shall mean such principles in the United States of America as in effect as of the date of, and used in, the preparation of the audited combined financial statements of Livent referred to in Section 5.03. “Goldman” means Goldman Sachs Bank USA. “Governmental Authority” means any nation, sovereign or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to government, including any central bank and any supra-national bodies (such as the European Union or the European Central Bank). “Granting Lender” has the meaning specified in Section 9.07(a). “Guarantee” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any Indebtedness of another Person, if the purpose or intent of such Person in incurring the Guarantee is to provide assurance to the obligee of such Indebtedness that such Indebtedness will be paid or discharged, or that any agreement relating thereto will be complied with, or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof, including (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of Indebtedness of another Person and (b) any liability of such Person for Indebtedness of another Person through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such Indebtedness or any security therefor, or to provide funds for the payment or discharge of such Indebtedness (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise), (ii) to maintain the solvency or any balance sheet item, level of income or financial condition of another Person, (iii) to make take-or-pay or similar payments outside of the ordinary course of business, if required, regardless of non-performance by any other party or parties to an agreement, (iv) to purchase, sell or lease (as lessor or lessee) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss or (v) to supply funds to, or in any other manner invest in, such other Person (including to pay for property or services irrespective of whether such property is received or such services are rendered), if in the case of any agreement described under clause (b)(i), (ii), (iii), (iv) or (v) above the primary purpose or intent thereof is to provide assurance that Indebtedness of another Person will be paid or discharged, that any agreement relating thereto will be complied with or that any holder of such Indebtedness will be protected 21 -

(in whole or in part) against loss in respect thereof. The amount of any Guarantee shall be equal to the amount of the Indebtedness so guaranteed or otherwise supported. “Guarantied Obligations” has the meaning specified in Section 10.01(a). “Guarantor” means on and after the Effective Date, (a) each of Livent’s Wholly- Owned Subsidiaries which is a Material Domestic Subsidiary (other than Lithium Opco) and (b) each Borrower (other than as to its direct obligations); provided, that subject to any administrative requirements of the Administrative Agent and the Lenders (including with respect to any “know your client” or similar requirements), Livent may elect to add additional Domestic Subsidiaries as Guarantors so long as each such added Guarantor complies with Section 6.03(m) of this Agreement as if it were a newly acquired Wholly-Owned Subsidiary that is a Material Domestic Subsidiary at the time of such designation. “Hedging Contracts” means all Interest Rate Contracts, foreign exchange contracts, currency swap or option agreements, forward contracts, commodity swap, purchase or option agreements, other commodity price hedging arrangements, and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices. “Hedging Obligation” means, with respect to any Person any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder. Notwithstanding anything to the contrary in the foregoing, any Permitted Bond Hedge Transaction, any Permitted Warrant Transaction, and any obligations thereunder, in each case, shall not constitute Hedging Obligations. “Immaterial Domestic Subsidiary” means, as of any date, any Domestic Subsidiary of Livent (a) having total assets of less than 5.0% of Consolidated Total Assets of Livent and its Restricted Subsidiaries, and (b) the contribution to EBITDA of which does not exceed 5.0% of EBITDA of Livent and its Restricted Subsidiaries, in each case, as of the last day of the most recent Fiscal Year for which financial statements have been delivered to the Administrative Agent pursuant to Section 6.02(a)(ii); provided, that (i) the Consolidated Total Assets of all Immaterial Domestic Subsidiaries shall not exceed 7.5% of Consolidated Total Assets of Livent and its Material Domestic Subsidiaries at any time, and (ii) the contribution to EBITDA of all Immaterial Domestic Subsidiaries shall not exceed 7.5% of EBITDA of Livent and its Material Domestic Subsidiaries at any time. “Increase Date” has the meaning specified in Section 2.04(b)(ii). “Increase Notice” has the meaning specified in Section 2.04(b)(ii). “Increase Notice Date” has the meaning specified in Section 2.04(b)(ii). “Increasing Lender” means, in connection with any increase in the aggregate amount of the Commitments pursuant to Section 2.04(b), a Lender whose Commitment is increased pursuant to Section 2.04(b)(vi). 22 -

“Incremental Term Loan Amendment” has the meaning specified in Section 2.04(c)(vii). “Incremental Term Loan Commitments” has the meaning specified in Section 2.04(c)(i). “Incremental Term Loan Facility” has the meaning specified in Section 2.04(c)(i). “Incremental Term Loan Facility Date” has the meaning specified in Section 2.04(c)(ii). “Incremental Term Loan Facility Notice” has the meaning specified in Section 2.04(c)(ii). “Incremental Term Loan Facility Notice Date” has the meaning specified in Section 2.04(c)(ii). “Indebtedness” of any Person means, as of any date of determination, without duplication, (a) indebtedness of such Person for borrowed money; (b) all obligations of such Person evidenced by notes, bonds (other than surety and performance bonds, which are covered in clause (c) below), debentures or similar instruments or that bear interest; (c) all reimbursement and other obligations with respect to letters of credit, bankers’ acceptances, surety bonds and performance bonds, whether or not matured; (d) all indebtedness for the deferred purchase price of property or services, other than trade payables incurred in the ordinary course of business that are not overdue; (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capital Lease Obligations of such Person and the present value of future rental payments under all synthetic leases; (g) all Guarantees of such Person; (h) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Stock or Stock Equivalents of such Person, valued, in the case of redeemable preferred stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends; 23 -

(i) all net obligations payable by such Person in respect of Hedging Contracts of such Person; and (j) all Indebtedness of the type referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and general intangibles) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. “Indemnified Party” has the meaning specified in Section 9.04(b). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrowers under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Interest Coverage Ratio” means, with respect to Livent and its Restricted Subsidiaries on a Consolidated basis for any period, the ratio of EBITDA for such period to Net Consolidated Interest Expense for such period. “Interest Income” means, with respect to any Person, on a Consolidated basis for any period, total interest income for such period on a Consolidated basis in conformity with GAAP. “Interest Period” means, with respect to each Eurocurrency Rate Loan, the period commencing on the date of such Eurocurrency Rate Loan and ending one, two, three or six calendar months thereafter, as any Borrower (on its own behalf and on behalf of the other Borrower) may, upon notice received by the Administrative Agent not later than 11:00 A.M. on the third Business Day prior to the first day of such Interest Period, select; provided, that: (a) the Borrowers may not select any Interest Period that ends after the Final Maturity Date; (b) Interest Periods commencing on the same date for Revolving Loans comprising part of the same Borrowing shall be of the same duration; (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, in the case of any Interest Period for a Eurocurrency Rate Loan, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and (d) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period. “Interest Rate Contracts” means all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance. 24 -

“Investment” means, with respect to any Person, (a) any purchase or other acquisition by such Person of (i) any security issued by, (ii) a beneficial interest in any security issued by, or (iii) any other equity ownership interest in, any other Person, (b) any purchase by such Person of all or a significant part of the assets of a business conducted by any other Person, or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any other Person, (c) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable and similar items made or incurred in the ordinary course of business as presently conducted) or capital contribution by such Person to any other Person, including all Indebtedness of any other Person to such Person arising from a sale of property by such Person other than in the ordinary course of its business, and (d) any Guarantees incurred by such Person in respect of Indebtedness of any other Person. “IRS” means the United States Internal Revenue Service. “Issue” means, with respect to any Letter of Credit, to issue, extend the expiry of or increase the maximum amount (including by deleting or reducing any scheduled decrease in such maximum amount) of, such Letter of Credit. The terms “Issued” and “Issuance” shall have a corresponding meaning “Issuing Bank” means each Lender or Affiliate of a Lender that (a) is listed on the signature pages hereof as an “Issuing Bank” or (b) hereafter becomes an Issuing Bank with the approval of the Administrative Agent and Livent by agreeing pursuant to an agreement with and in form and substance satisfactory to the Administrative Agent and Livent to be bound by the terms hereof applicable to Issuing Banks. “Joinder Agreement” has the meaning specified in Section 6.03(m)(i). “L/C Cash Collateral Account” has the meaning specified in Section 7.02(b). “L/C Cash Collateral Account Collateral” has the meaning specified in Section 7.02(b). “L/C Cash Collateral Account Investments” has the meaning specified in Section 7.02(c). “L/C Cash Collateral Account Obligations” has the meaning specified in Section 7.02(e)(i). “Leaseholds” of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures. “Lender Insolvency Event” shall mean that (a) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (b) such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company. Notwithstanding anything to the contrary above, a Lender will not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Stock in such Lender or its Parent Company by 25 -

any Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such governmental authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. “Lenders” means the Lenders listed on the signature pages hereof and each Eligible Assignee that shall become a party hereto pursuant to Section 9.07 and shall include the Issuing Banks. “Letter of Credit” has the meaning specified in Section 2.02. “Letter of Credit Commitment” means, as to any Issuing Bank, (a) the Dollar amount set forth opposite its name on Schedule I hereto or (b) such other amount as agreed to by the Issuing Bank and Livent. “Letter of Credit Loan” means a payment by an Issuing Bank of a drawing under any Letter of Credit pursuant to Section 3.02 or, without duplication, a payment by a Lender in respect thereof pursuant to Section 3.02. “Letter of Credit Obligations” means, at any time, the aggregate of all liabilities at such time of the Borrowers to all Issuing Banks with respect to Letters of Credit, whether or not any such liability is contingent, including, without duplication, the sum of (a) the Reimbursement Obligations in respect of the Letters of Credit at such time and (b) Available LC Amount at such time. “Letter of Credit Reimbursement Agreement” has the meaning specified in Section 3.02(d). “Letter of Credit Request” has the meaning specified in Section 3.02(b). “Letter of Credit Sub-Facility” has the meaning specified in Section 2.02. “Letter of Credit Sublimit” has the meaning specified in Section 2.02. “Leverage Ratio” means, with respect to Livent and its Restricted Subsidiaries on a Consolidated basis as of any date, the ratio of (a) Financial Covenant Debt as of such date, minus the amount of cash and Cash Equivalents that are or would be included on a balance sheet of Livent and its Subsidiaries as of such date to the extent such cash and Cash Equivalents is not or would not be listed as “restricted” on such balance sheet in accordance with GAAP to (b) EBITDA for the last four Fiscal Quarters ending on or before such date. “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, lien (statutory or other), intellectual property license, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or the performance of any other obligation, including any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease and any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing 26 -

statement under the UCC or comparable law of any jurisdiction naming the owner of the asset to which such Lien relates as debtor. “Lithium IPO” shall mean the initial underwritten public offering of common stock in Livent pursuant to an effective registration statement filed with the SEC pursuant to the Securities Act of 1933, as amended from time to time. “Lithium Opco” has the meaning specified in the introductory paragraph to this Agreement. “Livent” has the meaning specified in the introductory paragraph to this Agreement. “Livent’s Accountants” means KPMG LLP or other independent nationally- recognized public accountants acceptable to the Administrative Agent. “Livent’s Business” means Livent’s business of developing, manufacturing and/or selling, and providing research and development, marketing and/or other services and support for, lithium products and related organic and inorganic materials and any business reasonably related, incidental, complementary or ancillary thereto, as further detailed in the Disclosure Documents. “Loan Documents” means this Agreement, each Note, each Letter of Credit, the Collateral Documents, the Perfection Certificate, any Perfection Certificate Supplement and each certificate, agreement, instrument or document executed by a Loan Party and delivered to the Administrative Agent or any Lender in connection with or pursuant to any of the foregoing, including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party. “Loan Guaranty” means Article X (Loan Guaranty) of this Agreement. “Loan Parties” means each Borrower and each Guarantor and their respective successors and assigns. “Loans” means all Revolving Loans and all Letter of Credit Loans. “Local Time” means, with respect to any Loan denominated, or any payment to be made, in Dollars, New York City time, and with respect to any Loan denominated, or any payment to be made, in an Alternate Currency, the local time in the Principal Financial Center for such Alternate Currency. “Margin Regulations” means, collectively, Regulations T, U and X, as from time to time in effect, and any regulation replacing the same, of the Board of Governors of the Federal Reserve System, or any successor thereto. “Material Adverse Change” means a material adverse change in any of (a) the business, condition (financial or otherwise), operations or properties of Livent and its Subsidiaries taken as a whole, (b) the legality, validity or enforceability of any Loan Document, (c) the ability of the Loan Parties to repay the Obligations or to perform their respective 27 -

obligations under the Loan Documents or (d) the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. “Material Adverse Effect” means an effect that results in or causes, or could reasonably be expected to result in or cause, a Material Adverse Change. “Material Contract” means (a) Agreement, dated as of February 21, 1991, as amended, among the Province of Catamarca, Argentina, FMC Corporation and Minera del Altiplano S.A., as such agreement may be further amended, restated, amended and restated or otherwise modified from time to time, (b) the Separation Agreements and (c) all contracts or agreements the loss of which could reasonably be expected to result in a Material Adverse Effect on any Borrower or any of its respective Restricted Subsidiaries. “Material Domestic Subsidiary” means any Domestic Subsidiary of Livent that is not an Immaterial Domestic Subsidiary. “Material Real Property” means (a) the North Carolina Facility, and (b) any parcel of Real Property owned in fee by any Loan Party and acquired after the Effective Date by such Loan Party having a fair market value in excess of $10 million. “Merrill” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date hereof). “Mine OpCo” means (a) Minera del Altiplano SA, a corporation formed under the laws of Argentina, which is involved in lithium mining and processing in Argentina and (b) any Subsidiary of Livent to which the assets of such Person are transferred at any point. "Mine OpCo Group Member" means (a) Mine OpCo, (b) any other Restricted Subsidiary that owns substantially all or a material portion of the assets of Mine OpCo owned on the Effective Date and (c) any direct or indirect parent or holding company of Mine OpCo or such other Restricted Subsidiary (other than Livent). “Moody’s” means Moody’s Investors Service, Inc., or any successor by merger or consolidation to its business. “Mortgages” means collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by any Loan Party in favor or for the benefit of the Administrative Agent on behalf of the Secured Parties creating and evidencing a Lien on Material Real Property in form and substance reasonably satisfactory to the Administrative Agent and any other mortgage executed and delivered pursuant to Section 6.03(m), in each case, as the same may from time to time be amended, restated, supplemented or otherwise modified. “Mortgage Requirements” means, with respect to any Material Real Property, (i) provision of (a) a policy or policies of title insurance together with customary endorsements requested by Administrative Agent issued by a nationally recognized title insurance company insuring the Lien of each Mortgage as a first priority Lien on the Material Real Property described therein free of any other Liens other than those permitted by this Agreement, (b) a 28 -

Mortgage executed by the applicable Loan Party in recordable form and otherwise in form and substance reasonably acceptable to Livent and the Administrative Agent, (c) a UCC fixture filing and (d) an ALTA survey which shall include all endorsements and certifications requested by Administrative Agent, (ii) recording of such Mortgage in the land records of the county in which such Material Real Property to be so encumbered is located and the filing of the UCC fixture filing, (iii) the Flood Insurance Requirements and (iv) a local counsel opinion as to the enforceability of such Mortgage in the state in which the Material Real Property described in such Mortgage is located in form and substance reasonably acceptable to the Administrative Agent. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “National Flood Insurance Program” means the program created by the U.S. Congress pursuant to the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as revised by the National Flood Insurance Reform Act of 1994, that, among other things, mandates the purchase of flood insurance to cover real property improvements and contents located in Special Flood Hazard Areas in participating communities and may provide protection to property owners through a federal insurance program. “Net Consolidated Interest Expense” means, for any Person for any period, Consolidated interest expense for such period less the sum of (a) amortization of debt discount and premium for such period and (b) Interest Income for such period. “New Commitment Acceptance” means a New Commitment Acceptance executed and delivered by a New Lender, and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit C-3 hereto. “New Lender” means, for purposes of Sections 2.04(b), 2.04(c), and 9.07(c), an Eligible Assignee, approved by the Administrative Agent and the Issuing Banks (which approval shall not be unreasonably withheld), that Livent has requested to become a Lender hereunder pursuant to said Section 2.04(b) or 2.04(c), as applicable. “North Carolina Facility” means those parcels of real property located in Gaston County, North Carolina, and owned by Lithium Opco in fee simple as listed on Schedule 5(a) of the Perfection Certificate executed and delivered by the Loan Parties as of the Effective Date. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all affected Lenders in accordance with the terms of Section 9.01 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender. “Non-Recurring Items” means, to the extent reflected in the determination of Consolidated net income (determined in accordance with GAAP) for any period, provisions for restructuring, discontinued operations, special reserves or other similar charges, including write- downs or write-offs of assets (other than write-downs resulting from foreign currency translations). 29 -

“Note” means a Revolving Loan Note. “Notice of Borrowing” has the meaning specified in Section 3.01(a). “Obligations” means principal of and interest on the Loans made by each Lender to, and the Notes held by each Lender of, each Borrower (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and all accrued and unpaid fees and all expenses (including fees and expenses accruing during the pendency of any bankruptcy, insolvency, reorganization or other similar proceeding, regardless of whether allowed or allowable in such proceeding), reimbursements, indemnities and all other advances to, debts, liabilities and obligations of the Loan Parties, including any obligations owed pursuant to a Loan Guaranty by a Loan Party, to the Lenders or to any Lender, the Administrative Agent, any Issuing Bank or any indemnified party arising under the Loan Documents in respect of any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute, contingent, due or to become due, now existing or hereafter arising. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06). “Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, that is the direct or indirect parent of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the Stock of such Lender. “Participant” has the meaning specified in Section 9.07(f). “Participant Register” has the meaning specified in Section 9.07(f). “Participating Member State” means each state so described in any EMU Legislation. “Participation Agreement” means a loan participation agreement in substantially the form of Exhibit C-2 hereto. 30 -

“Patriot Act” has the meaning specified in Section 9.16. “PBGC” means the Pension Benefit Guaranty Corporation or any successor. “Perfection Certificate” means that certain perfection certificate in the form of Exhibit D-1 to be executed and delivered by the Loan Parties, as it may be supplemented from time to time by a Perfection Certificate Supplement or otherwise. “Perfection Certificate Supplement” means a perfection certificate supplement in the form of Exhibit D-2 to be executed and delivered by the Loan Parties, or any other form approved by the Administrative Agent “Permit” means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law. “Permitted Acquisition” means any Acquisition in which each of the following conditions is satisfied: (a) the Person or business which is the subject of such Acquisition is in a similar or complementary line of business as those of Livent and its Restricted Subsidiaries on the Effective Date or in a business reasonably related, incidental or ancillary thereto; (b) all governmental, corporate and material third-party approvals and consents necessary in connection with such Acquisition shall have been obtained and be in full force and effect; (c) if acquiring a Person, unless such Person is contemporaneously merged with and into Lithium OpCo or a Restricted Subsidiary of Livent, such Person becomes a Wholly-Owned Subsidiary of Livent and, simultaneously with such Acquisition, a Loan Party to the extent required by Section 6.03(m), with such Person’s Stock being pledged as Collateral to the extent required by Section 6.03(m); (d) such Acquisition shall be consummated in accordance with the terms of the purchase or acquisition agreement executed in connection therewith and with all other material agreements, instruments and documents implementing such Acquisition and in compliance with applicable law and regulatory approvals; (e) no Default or Event of Default shall have occurred and be continuing or would result therefrom and all representations and warranties contained in the Loan Documents shall be true and correct in all material respects on the date of the consummation of such Acquisition, except to the extent that any such representation or warranty specifically refers to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and (f) after giving effect to such Acquisition (including the incurrence, assumption or acquisition of any Indebtedness in connection therewith) the Leverage Ratio, calculated on a, Livent shall be in pro forma basiscompliance (as if such Acquisition had been consummated at the beginning of such period, shall be in compliance with) with (i) prior to the 31 -

Covenant Conversion Date, Section 6.01(a) and (ii) on and following the Covenant Conversion Date, Section 6.01(b). “Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) on Livent’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of Livent) purchased by Livent in connection with the issuance of any Convertible Indebtedness; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by Livent from the sale of any related Permitted Warrant Transaction, does not exceed the net cash proceeds received by Livent or any other Loan Party from the sale of such Convertible Indebtedness issued in connection with the Permitted Bond Hedge Transaction. “Permitted Factoring or Receivables Transaction” means one or more Factoring or Receivables Transactions, but only to the extent that the aggregate outstanding principal amount of Indebtedness in relation thereto does not exceed $75 million. “Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) on Livent’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of Livent) sold by Livent in connection with and substantially concurrently with any purchase by Livent of a related Permitted Bond Hedge Transaction. “Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, limited liability company, joint venture or other entity, or a government or any political subdivision or agency thereof. “Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(2) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA. “Plan of Reorganization” shall mean the FMC Corporation Lithium Spin Transaction step plan dated as of September 17, 2018, prepared by PricewaterhouseCoopers LLP, as authorized and approved by the Board of Directors of Livent in connection with the Separation Transactions. “Principal Financial Center” means, in the case of any Currency, the principal financial center of the country of issue of such Currency, as determined by the Administrative Agent. “property” or “properties” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. “Proposed Aggregate Commitment Increase” has the meaning specified in Section 2.04(b)(i). 32 -

“Proposed Increased Commitment” has the meaning specified in Section 2.04(b)(iv). “Proposed Existing Lender Incremental Term Loan Commitment” has the meaning specified in Section 2.04(c)(iv). “Proposed New Commitment” has the meaning specified in Sections 2.04(b)(iii). “Proposed New Lender Incremental Term Loan Commitment” has the meaning specified in Section 2.04(c)(iii). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exception may be amended from time to time. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning specified in Section 9.20(a) “Qualified ECP Guarantor” means, in respect of any Hedging Obligation, each Loan Party that has total assets exceeding $10 million at the time the relevant Loan Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Hedging Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Quarterly Dates” means the first Business Day of each April, July, October and January, commencing on the first such date to occur after the Effective Date. “Receivable” means a right to receive payment arising from the sale or lease of goods or services by a Person to another Person. “Recipient” means (a) the Administrative Agent, (b) any Lender or (c) any Issuing Bank, as applicable. “Reference Date” has the meaning specified in the definition of “Available Amount Basket”. “Register” has the meaning specified in Section 9.07(d). “Registration Rights Agreement” shall mean the registration rights agreement between Livent and FMC, as described in the Disclosure Documents, as such agreement may be amended, restated, amended and restated or otherwise modified from time to time. “Reimbursement Date” has the meaning specified in Section 3.02(g). 33 -

“Reimbursement Obligations” means all matured reimbursement or repayment obligations of the Borrowers to any Issuing Bank with respect to amounts drawn under Letters of Credit. “Related Party” has the meaning specified in Section 9.04(b). “Real Property” of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds and surface rights. “Release” means, with respect to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration, in each case, of any Contaminant into the indoor or outdoor environment or into or out of any property owned by such Person, including the movement of Contaminants through or in the air, soil, surface water, ground water or property. “Remedial Action” means all actions required to (a) clean up, remove, treat or in any other way address any Contaminant in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release so that a Contaminant does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care. “Required Lenders” means Lenders having more than 50% of the aggregate amount of the Commitments or, if the Commitments shall have terminated, Lenders holding more than 50% of the sum of (a) the aggregate unpaid principal amount of the Loans, plus (b) the aggregate Available LC Amount of all Letters of Credit (computed, in the case of Loans denominated in an Alternate Currency and Letters of Credit denominated in Euros, as the Dollar Equivalent thereof, as determined by the Administrative Agent); provided, that, for purposes hereof, neither any Borrower, nor any of its Affiliates, if a Lender, shall be included in (i) the Lenders holding such amount of the Loans or Available LC Amount of Letters of Credit or having such amount of the Commitments or (ii) determining the aggregate unpaid principal amount of the Loans or Available LC Amount of Letters of Credit or the total Commitments. For purposes of this definition, (A) the Available LC Amount of each Letter of Credit and the outstanding amount of each Letter of Credit Loan shall be considered to be owed to the Lenders ratably according to the amounts of their respective Revolving Loan Notes and Commitments (less, in the case of any Lender which is a Defaulting Lender as a result of a breach of its obligations under Section 3.02(c), the amount in respect of which such Lender is in default) and (B) the unused Commitment of any Defaulting Lender shall be disregarded in determining Required Lenders at any time in accordance with the second paragraph of Section 9.01. “Requirement of Law” means, with respect to any Person, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Stock in or any of its respective Restricted 34 -

Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Stock in or any of its respective Restricted Subsidiaries or any option, warrant or other right to acquire any such Stock in or any of its respective Restricted Subsidiaries. “Restricted Subsidiary” means any Subsidiary of any of Livent (including Lithium Opco) other than an Unrestricted Subsidiary. “Revolving Loan” means a Dollar Revolving Loan or a Euro Revolving Loan. “Revolving Loan Note” means a promissory note of a Borrower payable to the order of any Lender, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Revolving Loans made by such Lender to such Borrower. “Revolving Loan Outstandings” means, at any time, the then aggregate outstanding principal amount of all Revolving Loans (which shall be, in the case of Revolving Loans denominated in a Currency other than Dollars, the Dollar Equivalent thereof at such time). “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., or any successor by merger or consolidation to its business. “Sanctioned Country” means a country or territory that is subject or the target of a sanctions program administered or enforced by OFAC, the European Union, Her Majesty’s Treasury of the United Kingdom or the United Nations Security Council. “Sanctioned Person” means a Person that is the subject or target of Sanctions, including (a) an entity that is directly or indirectly controlled or owned 50% or more by the government of a Sanctioned Country, (b) a Person located, organized, or resident in a Sanctioned Country, to the extent the target of Sanctions or (c) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the European Union, Her Majesty’s Treasury of the United Kingdom, or the United Nations Security Council. Any Person directly or indirectly controlled or owned 50 percent or more by any Sanctioned Person is also a Sanctioned Person. “Sanctions” means economic sanctions administered or enforced by OFAC, the U.S. Department of State, the European Union, Her Majesty’s Treasury of the United Kingdom, or the United Nations Security Council. “Scheduled Unavailability Date” has the meaning specified in Section 2.07. “Screen Rate” has the meaning specified in the definition of “Eurocurrency Rate.” “SEC” means the United States Securities and Exchange Commission. “Secured Obligations” means all Obligations, together with all (a) obligations owing to any Person under any Specified Cash Management Agreement and (b) Hedging Obligations owing to any Person that, in each case under clauses (a) or (b), as applicable, at the 35 -

time of entering into such arrangement with a Loan Party or any Restricted Subsidiary, was the Administrative Agent, a Lender or an Affiliate thereof; provided, that (i) with respect to such Hedging Obligations, to the extent designated by Livent in a written statement (including by way of email) to the Administrative Agent as constituting Secured Obligations (provided, that, a single notice with respect to a specified Hedging Contract may designate all transactions thereunder as being Secured Obligations, without the need for separate notices for each individual transaction thereunder) and (ii) the definition of “Secured Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Hedging Contract of such Guarantor for purposes of determining any obligations of any Guarantor. “Secured Parties” means the Administrative Agent, each Lender, each Issuing Bank, each provider under a Specified Cash Management Agreement, each counterparty to a Hedging Contract and each other provider of Secured Obligations as permitted pursuant to the definition thereof. “Security Agreement” means that certain Pledge and Security Agreement substantially in the form attached hereto as Exhibit F, appropriately completed, to be entered into among the Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent, the Lenders and the other Secured Parties, and any other pledge agreement or security agreement entered into, after the date of this Agreement by any Loan Party (as required by this Agreement or any other Loan Document). “Separation” has the meaning specified in the recitals to this Agreement. “Separation Agreements” shall mean the Separation and Distribution Agreement, the Transition Services Agreement, Shareholders’ Agreement, the Tax Matters Agreement, the Registration Rights Agreement, the Employee Matters Agreement, the Trademark License Agreement and any other agreements, instruments or other documents entered into in connection with any of the foregoing. “Separation and Distribution Agreement” shall mean the separation and distribution agreement between Livent and FMC, as described in the Disclosure Documents, as such agreement may be amended, restated, amended and restated or otherwise modified from time to time. “Separation Transactions” means the transactions contemplated by the Plan of Reorganization and the Separation Agreements. “Shareholders’ Agreement” shall mean the shareholders’ agreement between FMC and Livent, as such agreement may be amended, restated, amended and restated or otherwise modified from time to time (including any additional or successor shareholder agreement between FMC and Livent). “Signing Date” has the meaning specified in Section 4.01. “SPC” has the meaning specified in Section 9.07(a). “Special Flood Hazard Area” means an area that FEMA has designated as an area subject to special flood hazards, the current standard for which is at least a one percent (1%) 36 -

chance of a flood equal to or exceeding the base flood elevation (a 100-year flood) in any given year, as per the applicable flood maps. “Specified Cash Management Agreement” means any agreement providing for treasury, depositary, cash management or commercial, credit or debit card services, including in connection with any automated clearing house transactions, controlled disbursements, return items, overdrafts, interstate depository network services or any similar transactions between any Person (or guaranteed by any Person) and any other Person that (a) was a Lender (or any affiliate thereof) at the time such agreement was entered into or (b) with respect to any such agreement in effect as of the Effective Date, is, as of the Effective Date or within ninety (90) days thereafter, a Lender or an affiliate of such a Lender. Such designation shall not create in favor of such Lender or affiliate of a Lender any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party hereunder or under any Collateral Document. “Standby Letter of Credit” means any Letter of Credit that is not a Documentary Letter of Credit. “Stock” means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting. “Stock Equivalent” means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable. “Subsidiary” of any Person means any corporation, partnership, limited liability company, joint venture, trust or estate of which more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, limited liability company or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries. “Subsidiary Redesignation” has the meaning specified in the definition “Unrestricted Subsidiary.” “Supported QFC” has the meaning specified in Section 9.20. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Tax Matters Agreement” means the tax matters agreement, between Livent and FMC, as described in the Disclosure Documents, as such agreement may be amended, restated, amended and restated or otherwise modified from time to time. 37 -

“Termination Date” means the earlier of (a) the Early Termination Date, (b) the date of termination in whole of the Commitments pursuant to the second sentence of Section 2.04(a), pursuant to Section 2.08(b) or pursuant to Section 7.01, or (c) the Final Maturity Date. “Total Committed Increase” has the meaning specified in Section 2.04(b)(v). “Total Committed Incremental Term Loan” has the meaning specified in Section 2.04(c)(v). “Total Commitments” means $400 million, as such amount may be increased or reduced as provided in Section 2.04 or as otherwise expressly provided in this Agreement. “Total Leverage Ratio” means, with respect to Livent and its Restricted Subsidiaries on a Consolidated basis as of any date, the ratio of (a) Financial Covenant Debt as of such date, minus the amount of cash and Cash Equivalents that are or would be included on a balance sheet of Livent and its Subsidiaries as of such date to the extent such cash and Cash Equivalents is not or would not be listed as “restricted” on such balance sheet in accordance with GAAP to (b) EBITDA for the last four Fiscal Quarters ending on or before such date. “Total Outstandings” means, at any time, the sum of (a) the Revolving Loan Outstandings and (b) the Letter of Credit Obligations, at such time. “Trademark License Agreement” shall mean the trademark license agreement between Livent and FMC, as described in the Disclosure Documents, as such agreement may be amended, restated, amended and restated or otherwise modified from time to time. “Transactions” means (a) the Separation Transactions and (b) the execution, delivery and performance by the Borrowers of this Agreement, the borrowing of Loans and other credit extensions, the use of the proceeds thereof and the issuance of Letters of Credit hereunder, including, in the case of clauses (a) and (b), the payment of taxes, fees and expenses incurred in connection therewith and the other transactions contemplated by or related to the foregoing. “Transition Services Agreement” shall mean the transitions services agreement between Livent and FMC, as described in the Disclosure Documents, as such agreement may be amended, restated, amended and restated or otherwise modified from time to time. “Treaty on European Union” means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993). “Type” means a Base Rate Loan or a Eurocurrency Rate Loan. “UCC” has the meaning specified in Section 7.02(e)(ii). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial 38 -

Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unrestricted Subsidiary” means, (a) any Subsidiary of Livent designated by Livent as an Unrestricted Subsidiary after the Signing Date pursuant to Section 6.03(n), provided, that Livent shall only be permitted to so designate an Unrestricted Subsidiary so long as: (i) no Default or Event of Default has occurred and is continuing or would result therefrom; (ii) immediately after giving effect to such designation, Livent shall be in pro forma compliance with (A) theprior to the Covenant Conversion Date, the Total Leverage Ratio specified in Section 6.01(a) and, (B) on and following the Covenant Conversion Date, the First Lien Leverage Ratio specified in Section 6.01(b) and (C) the Interest Coverage Ratio specified in Section 6.01(bc), in each case, after giving effect to such designation; (iii) such Unrestricted Subsidiary shall be capitalized (to the extent capitalized by Livent or any Restricted Subsidiary) through Investments as permitted by, and in compliance with, Section 6.04(d) (valued at the fair market value of such Investments at the time of such designation); (iv) without duplication of preceding clause (iii), any assets owned by such Unrestricted Subsidiary at the time of the initial designation thereof shall be treated as Investments pursuant to Section 6.04(d) (valued at the fair market value of such Investments at the time of such designation); (v) Livent shall have delivered to the Administrative Agent a certificate executed by Livent, certifying compliance with the requirements of preceding clauses (i) through (iv), and containing the calculations required by the preceding clause (ii); (b) any Subsidiary of an Unrestricted Subsidiary. Additionally, Livent may designate any Unrestricted Subsidiary to be a Restricted Subsidiary for purposes of this Agreement by written notice to the Administrative Agent (each, a “Subsidiary Redesignation”); provided, that (a) no Default or Event of Default has occurred and is continuing or would result therefrom; (b) Livent shall be in pro forma compliance with (A) theprior to the Covenant Conversion Date, the Total Leverage Ratio specified in Section 6.01(a) and, (B) on and after the Covenant Conversion Date, the First Lien Leverage Ratio specified in Section 6.01(b) 39 -

and (C) the Interest Coverage Ratio specified in Section 6.01(bc), in each case, after giving effect to such designation; (c) any Indebtedness of the applicable Subsidiary and any Liens encumbering its property existing as of the time of such Subsidiary Redesignation shall be deemed newly incurred or established, as applicable, at such time; (d) Livent shall have delivered to the Administrative Agent a certificate certifying compliance with the requirements of preceding clauses (a) and (b), and containing the calculations required by the preceding clause (b). In addition to the foregoing, on and after the Signing Date, (i) Livent may not designate any Mine Opco (or any direct or indirect parent or holding company thereof)OpCo Group Member to be an Unrestricted Subsidiary, (ii) Livent may not designate Lithium OpcoOpCo (or any direct or indirect parent or holding company thereof) to be an Unrestricted Subsidiary and (iii) no Restricted Subsidiary may be designed as an Unrestricted Subsidiary if it was previously designated an Unrestricted Subsidiary. “Unused Commitments” means, at any time, the aggregate amount of the Commitments then unused and outstanding after deducting the Total Outstandings. “U.S. Special Resolution Regimes” has the meaning specified in Section 9.20(a). “Voting Stock” means capital stock issued by a corporation or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right to so vote has been suspended by the happening of such contingency. “Wholly-Owned Subsidiary” of any Person means any Subsidiary of such Person 100% of the Voting Stock of which (other than directors’ qualifying shares or other shares held to satisfy legal or regulatory requirements) are directly or indirectly owned by such Person, or by one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Withholding Agent” means any Loan Party, the Administrative Agent and any other withholding agent as applicable. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to 40 -

provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding” and the word “through” means “to and including.” SECTION 1.03. Accounting Terms and Principles. (a) Except as set forth below, all accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto (including for purpose of measuring compliance with Section 6.01 shall, unless expressly otherwise provided herein, be made in conformity with GAAP. (b) If any change in the accounting principles used in the preparation of the most recent financial statements referred to in Section 6.02(a) is hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successors thereto) and such change is adopted by Livent with the agreement of the Livent’s Accountants and results in a change in any of the calculations required by Article V (Representations and Warranties or Section 6.01 had such accounting change not occurred, for purposes of the calculation of such covenants and the definitions related thereto, such calculation shall be made using GAAP as used by each Borrower in its December 31, 2017 financial statements. (c) Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed and all computations of amounts and ratios referred to in Article VI (Covenants of the Company) shall be made, without giving effect to any election under Accounting Standards Codification 825-10 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Borrower or any of its respective Restricted Subsidiaries at “fair value”. (d) Notwithstanding anything to the contrary contained in this Section 1.03 or in the definitions of “Capital Lease Obligations” or “Capital Lease,” in the event of an accounting change requiring all leases to be capitalized, only those leases (assuming for purposes hereof that such leases were in existence on the date hereof) that would constitute Capital Leases in conformity with GAAP on the date hereof shall be considered Capital Leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith (provided, that together with all financial statements delivered to the Administrative Agent in accordance with the terms of this Agreement after the date of any such accounting change, the Borrowers shall deliver a schedule showing the adjustments necessary to reconcile such financial statements with GAAP as in effect immediately prior to such accounting change). 41 -

SECTION 1.04. Certain Terms. (a) The terms “herein,” “hereof” and “hereunder” and similar terms refer to this Agreement as a whole, and not to any particular Article, Section, subsection or clause in, this Agreement. (b) Unless otherwise expressly indicated herein, (i) references in this Agreement to an Exhibit, Schedule, Article, Section, clause or sub-clause refer to the appropriate Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement and (ii) the words “above” and “below”, when following a reference to a clause or a sub-clause of any Loan Document, refer to a clause or sub-clause within, respectively, the same Section or clause. (c) Each agreement defined in this Article I shall include all appendices, exhibits and schedules thereto. Unless the prior written consent of the Required Lenders is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and such consent is not obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, amended and restated, supplemented or modified. (d) References in this Agreement to any statute shall be to such statute as amended or modified from time to time and to any successor legislation thereto, in each case as in effect at the time any such reference is operative. (e) The term “including” when used in any Loan Document means “including without limitation” except when used in the computation of time periods. (f) The terms “Lender,” “Issuing Bank” and “Administrative Agent” include, without limitation, their respective successors. SECTION 1.05. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York City Time (daylight savings or standard, as applicable). SECTION 1.06. Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as specifically provided herein (including in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day. SECTION 1.07. Interpretive Provisions Relating to Divisions. Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, limited partnership or trust, or an allocation of assets to a series of a limited liability company, limited partnership or trust (or the unwinding of such a division or allocation), as if it were a merger, transfer, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any series of a limited liability company, limited partnership or trust and any entity surviving or resulting from the division of a limited liability company, limited partnership or trust shall constitute a separate Person hereunder (and each series of a limited liability company or entity surviving or resulting from the division of any limited liability company that is a Subsidiary, Material Domestic Subsidiary, Restricted Subsidiary, Unrestricted Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). 42 -

ARTICLE II AMOUNTS AND TERMS OF THE LOANS SECTION 2.01. The Revolving Loans. (a) Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Loans denominated in Dollars (each, a “Dollar Revolving Loan”) or Euros (each a “Euro Revolving Loan”, and collectively with any Dollar Revolving Loans, the “Revolving Loans”) to either Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date of such Lender in an aggregate amount as to all Borrowers not to exceed at any time outstanding the amount of such Lender’s Commitment. (b) Anything in this Agreement to the contrary notwithstanding, the Total Outstandings shall (1) not on the date of any extension of credit under this Agreement nor on the last day of an Interest Period for any outstanding Borrowing exceed the Total Commitments or (2) not on the last Business Day of any week exceed 103% of the Total Commitments. (c) Each Borrowing shall be in an aggregate amount of not less than the Dollar Equivalent of $1 million and integral multiples of the Dollar Equivalent of $500,000 in excess thereof or, in the case of Eurocurrency Rate Loans denominated in Euros, the Dollar Equivalent thereof (or, if less, an aggregate amount equal to the then remaining Unused Commitments of the Lenders participating in such Borrowing, as applicable). (d) Each Borrowing shall consist of Revolving Loans of the same Type in the same Currency made on the same day by the Lenders ratably according to their respective Commitments. (e) Within the limits set forth above and subject to Section 2.13, each Borrower may from time to time borrow, repay pursuant to Section 2.05 or prepay pursuant to Section 2.08 and reborrow under this Section 2.01. (f) Each Lender may, at its option, make any Revolving Loan available to any Borrower by causing any branch or Affiliate of such Lender to make such Revolving Loan; provided that any exercise of such option shall not affect the obligation of such Borrower to repay such Revolving Loan in accordance with the terms of this Agreement. Each reference to any Lender shall be deemed to include any of such Lender’s Affiliates which make Revolving Loans; provided that no such Lender shall be relieved of its obligations hereunder until such Lender’s Affiliates have actually performed such Lender’s obligations. Notwithstanding the foregoing, the Borrowers and the Administrative Agent shall be permitted to deal solely and directly with, and may rely conclusively on, such Lender in connection with such Lender’s rights and obligations under this Agreement. SECTION 2.02. The Letters of Credit. On the terms and subject to the conditions contained in this Agreement, $50 million of the Facility is available (the “Letter of Credit Sublimit”) for the issuance of letters of credit, in Dollars or Euros, for the account of each Borrower (the “Letter of Credit Sub-Facility”), and each Issuing Bank agrees to Issue at the request of any Borrower one or more Standby Letters of Credit and, at the sole discretion of the relevant Issuing Bank, Documentary Letters of Credit (each a “Letter of Credit”) from time to time on any Business Day during the period commencing on the Effective Date and ending on or 43 -

before the day that is thirty (30) days prior to the Final Maturity Date in an amount not to exceed at any time outstanding the amount of such Issuing Bank’s Letter of Credit Commitment; provided, however, that each Letter of Credit shall expire (or be subject to termination or non- renewal by notice from the applicable Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (a) the date that is one (1) year after the date of the issuance of such Letter of Credit and (b) the date that is five (5) Business Days prior to the Final Maturity Date. Upon any Borrower’s request (a) any Letter of Credit which is issued in the final year prior to the Final Maturity Date may have an expiry date which is one (1) year after the Final Maturity Date if cash collateralized or covered by standby letter(s) of credit five (5) Business Days prior to the Final Maturity Date and (b) any Letter of Credit with a one-year tenor may provide for the extension thereof for additional one (1) calendar year periods, which shall in no event extend beyond the Final Maturity Date (after giving effect to the foregoing clause (a)). SECTION 2.03. Fees. (a) Commitment Fee. Each Borrower agrees on a joint and several basis to pay to the Administrative Agent for the account of each Lender a Commitment Fee on the average daily amount of the Unused Commitment of such Lender from the Effective Date (in the case of each Lender), and from the effective date specified in the Acceptance pursuant to which it became a Lender (in the case of each other Lender), until the Termination Date of such Lender, payable in Dollars in arrears on each Quarterly Date during the term of such Lender’s Commitment, and on the Termination Date of such Lender, at a rate per annum equal to the applicable rate for Commitment Fees in effect from time to time. (b) Letter of Credit Compensation. (i) Each Borrower agrees on a joint and several basis to pay to the Administrative Agent for the account of each Lender a commission on such Lender’s pro rata share of the average daily aggregate Available LC Amount of (A) all Standby Letters of Credit outstanding from time to time and (B) all Documentary Letters of Credit outstanding from time to time, in each case at the Applicable Margin in effect from time to time for Eurocurrency Rate Loans, payable in Dollars (the amount of which commission shall be determined, in the case of the Available LC Amount of Letters of Credit denominated in Euros on the basis of the Dollar Equivalent of such amount on the date payable) in arrears quarterly on each Quarterly Date and on the Termination Date of such Lender, commencing on the first Quarterly Date after the date hereof. (ii) Each Borrower agrees on a joint and several basis to pay to each Issuing Bank, for its own account, (x) a fronting fee with respect to each Letter of Credit issued by such Issuing Bank, payable quarterly in arrears on each Quarterly Date during which such Issuing Bank has acted in such capacity, and on the scheduled Termination Date of such Issuing Bank (if such Issuing Bank acted in such capacity up to such date), in an amount equal to the product of fifteen (15) basis points per annum of the average daily Available LC Amount of such Letter of Credit multiplied by the actual number of days such Letter of Credit was outstanding in such period, divided by 360, as applicable, which amount shall be payable in Dollars and calculated based on the Dollar Equivalent of any amount otherwise calculated in Euros on the date when such amount is payable, and (y) such customary fees and charges in connection with the issuance or 44 -

administration of each Letter of Credit as may be agreed in writing between any Borrower and such Issuing Bank from time to time. (c) Defaulting Lender Fees. Notwithstanding anything in this Agreement to the contrary, if any Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing pursuant to clauses (a) and (b) above, in each case with respect to the entire accrual period with respect to such fees (without prejudice to the rights of the Non-Defaulting Lenders in respect of such fees); provided, that (i) to the extent that a ratable portion of the Letter of Credit Obligations of such Defaulting Lender has been reallocated in accordance with Section 2.13(a)(i) to the Non-Defaulting Lenders, the fees that would have accrued for the benefit of such Defaulting Lender will instead accrue for the benefit of and be payable to such Non-Defaulting Lenders, pro rata in accordance with their respective Commitments, and (ii) to the extent any portion of such Letter of Credit Obligations cannot be so reallocated to such Non-Defaulting Lenders, such fees will instead accrue for the benefit of and be payable to the Issuing Bank as its interests appear (and the pro rata payment provisions of Section 2.09 will automatically be deemed adjusted to reflect the provisions of this Section 2.03(c)). (d) Other Fees. Each Borrower agrees on a joint and several basis to pay to the Administrative Agent such fees as from time to time may be separately agreed between any Borrower and the Administrative Agent, including as set forth in the Fee Letter. SECTION 2.04. Reductions and Increases of the Commitments and Term Loan Tranches. (a) Commitment Reductions, Etc. The Commitment of each Lender shall be automatically reduced to zero on the Termination Date of such Lender. In addition, Livent shall have the right, upon at least three (3) Business Days’ notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders, provided, that (A) the Total Commitments shall not be reduced pursuant to this sentence to an amount which is less than the Total Outstandings, (B) each partial reduction shall be in an aggregate amount of at least $10 million or any integral multiple of $1 million in excess thereof and (C) a reduction in the Commitments shall not be allowed if, as a result thereof, the Commitments would be reduced to an amount which is less than the sum of the Letter of Credit Sub-Facility. Each Commitment reduction pursuant to this Section 2.04(a) shall be permanent (subject, however, to the rights of the Borrowers under Sections 2.04(b) and 2.04(c)). (b) Optional Increases of Commitments. (i) Subsequent to the Effective Date and not more than twice in any calendar year, Livent may propose to increase the Total Commitments by an aggregate amount of not less than $20 million or an integral multiple of $10 million in excess thereof (a “Proposed Aggregate Commitment Increase”) in the manner set forth below, provided, that: (A) no Default or Event of Default shall have occurred and be continuing either as of the date on which Livent shall notify the Administrative Agent of its request to increase the Total Commitments or as of the related Increase Date (as hereinafter defined); 45 -

(B) the representations and warranties contained in the Loan Documents shall be correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) both as of the date on which Livent shall notify the Administrative Agent of its request to increase the Total Commitments and as of the related Increase Date, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a different date, which shall be true and correct as of such earlier date; and (C) after giving effect to such Proposed Aggregate Commitment Increase, the aggregate amount of all such Proposed Aggregate Commitment Increases and Incremental Term Loan Facilities entered into since the Effective Date shall not exceed $200 million. (ii) Livent may request an increase in the aggregate amount of the Commitments by delivering to the Administrative Agent a notice (an “Increase Notice”, the date of delivery thereof to the Administrative Agent being the “Increase Notice Date”) specifying (1) the Proposed Aggregate Commitment Increase, (2) the proposed date (the “Increase Date”) on which the Commitments would be so increased (which Increase Date may not be fewer than thirty (30) nor more than sixty (60) days after the Increase Notice Date) and (3) the New Lenders, if any, to whom Livent desires to offer the opportunity to commit to all or a portion of the Proposed Aggregate Commitment Increase. The Administrative Agent shall in turn promptly notify each Lender of Livent’s request by sending each Lender a copy of such notice. (iii) Not later than the date that is five (5) days after the Increase Notice Date, the Administrative Agent shall notify each New Lender, if any, identified in the related Increase Notice of the opportunity to commit to all or any portion of the Proposed Aggregate Commitment Increase. Each such New Lender may irrevocably commit to all or a portion of the Proposed Aggregate Commitment Increase, representing Revolving Commitments and Incremental Term Loan Commitments, as applicable (such New Lender’s “Proposed New Commitment”) by notifying the Administrative Agent (which shall give prompt notice thereof to Livent) before 11:00 A.M. on the date that is ten (10) days after the Increase Notice Date; provided, that: (A) the Proposed New Commitment of each New Lender shall be in an aggregate amount not less than $10 million; and (B) each New Lender that submits a Proposed New Commitment shall execute and deliver to the Administrative Agent (for its acceptance and recording in the Register) a New Commitment Acceptance in accordance with the provisions of Section 9.07 hereof. (iv) If the aggregate Proposed New Commitments of all of the New Lenders shall be less than the Proposed Aggregate Commitment Increase, then (unless Livent otherwise requests) the Administrative Agent shall, on or prior to the date that is fifteen (15) days after the Increase Notice Date, notify each Lender of the opportunity to so commit to all or any portion of the Proposed Aggregate Commitment Increase not committed to by New Lenders pursuant to Section 2.04(b)(iii). Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to commit to all or a portion of such 46 -

remainder, representing Revolving Commitments (such Lender’s “Proposed Increased Commitment”), by notifying the Administrative Agent (which shall give prompt notice thereof to Livent) no later than 11:00 A.M. on the date five (5) days before the Increase Date. In no event shall any Lender be obligated to increase its Commitments hereunder. (v) If the aggregate amount of Proposed New Commitments and Proposed Increased Commitments (such aggregate amount, the “Total Committed Increase”) equals or exceeds $20 million, then, subject to the conditions set forth in Section 2.04(b)(i): (A) effective on and as of the Increase Date, the Total Commitments shall be increased by the Total Committed Increase (provided, that the aggregate amount of the Commitments shall in no event be increased pursuant to this Section 2.04(b) to more than $600 million, less the amount of any reductions of the Total Commitments under Section 2.04(a)) and shall be allocated among the New Lenders and the Lenders as provided in Section 2.04(b)(vi); and (B) on the Increase Date, if any Revolving Loans are then outstanding, the Borrowers shall borrow Revolving Loans from all or certain of the Lenders and/or (subject to compliance by the Borrowers with Section 9.04(c)) prepay Revolving Loans of all or certain of the Lenders (other than any Defaulting Lender) such that, after giving effect thereto, the Revolving Loans (including the Types, Currencies and Interest Periods thereof) shall be held by the Lenders (including for such purposes New Lenders) ratably in accordance with their respective Commitments. If the Total Committed Increase is less than $20 million, then the Total Commitments shall not be changed. (vi) The Total Committed Increase shall be allocated among New Lenders having Proposed New Commitments and Lenders having Proposed Increased Commitments as follows: (A) If the Total Committed Increase shall be at least $20 million and less than or equal to the Proposed Aggregate Commitment Increase, then (1) the initial Commitment of each New Lender shall be such New Lender’s Proposed New Commitment and (2) the Commitment of each Lender shall be increased by such Lender’s Proposed Increased Commitment. (B) If the Total Committed Increase shall be greater than the Proposed Aggregate Commitment Increase, then the Total Committed Increase shall be allocated: (1) first to New Lenders (to the extent of their respective Proposed New Commitments) in such a manner as Livent and the Administrative Agent shall agree; and (2) then to Lenders (to the extent of their respective Proposed Increased Commitments, if any) in such a manner as Livent 47 -

shall determine in its sole discretion upon consultation with the Administrative Agent. (vii) No increase in the Commitments contemplated hereby shall become effective until the Administrative Agent shall have received (A) to the extent requested, Revolving Loan Notes payable by each of the Borrowers to each New Lender and each Increasing Lender, (B) evidence satisfactory to the Administrative Agent that such increases in the Commitments, and Borrowings thereunder, have been duly authorized and (C) a favorable opinion of counsel to the Loan Parties, in form and substance reasonably acceptable to the Administrative Agent, Lender, if any, and New Lenders, if any, and covering such customary matters relating to the Proposed Increased Commitments as the Administrative Agent may request including as to continuing perfection. (c) Incremental Term Loan Tranches. (i) Subsequent to the Effective Date and not more than twice, Livent may request one or more incremental term loan tranches in an aggregate amount of not less than $50 million or an integral multiple of $10 million in excess thereof (a “Incremental Term Loan Facility”; and the commitments with in respect thereof, the “Incremental Term Loan Commitments”) in the manner set forth below, provided, that: (A) no Default or Event of Default shall have occurred and be continuing either as of the date on which Livent shall notify the Administrative Agent of their request for an Incremental Term Loan Facility or as of the related Incremental Term Loan Facility Notice Date (as hereinafter defined); (B) the representations and warranties contained in the Loan Documents shall be correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) both as of the date on which Livent shall notify the Administrative Agent of their request for an Incremental Term Loan Facility and as of the related Incremental Term Loan Facility Notice Date, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a different date, which shall be true and correct as of such earlier date; (C) after giving effect to such Incremental Term Loan Facility, the aggregate amount of all such Incremental Term Loan Facilities and Proposed Aggregate Commitment Increases entered into since the Effective Date shall not exceed $200 million; and (D) after giving effect to such Incremental Term Loan Facility, Livent shall be in pro forma compliance with Section 6.01. (ii) Livent may request an incremental term loan facility by delivering to the Administrative Agent a notice (an “Incremental Term Loan Facility Notice”, the date of delivery thereof to the Administrative Agent being the “Incremental Term Loan Facility Notice Date”) specifying (1) the Incremental Term Loan Facility, (2) the proposed date (the “Incremental Term Loan Facility Date”) on which the Incremental Term Loan Facility would become effective (which Incremental Term Loan Facility Date may not be 48 -

fewer than thirty (30) nor more than sixty (60) days after the Incremental Term Loan Facility Notice Date) and (3) the New Lenders, if any, to whom Livent desires to offer the opportunity to commit to all or a portion of the Incremental Term Loan Facility. The Administrative Agent shall in turn promptly notify each Lender of Livent’s request by sending each Lender a copy of such notice. (iii) Not later than the date that is five (5) days after the Incremental Term Loan Facility Notice Date, the Administrative Agent shall notify each New Lender, if any, identified in the related Incremental Term Loan Facility Notice of the opportunity to commit to all or any portion of the Incremental Term Loan Facility. Each such New Lender may irrevocably commit to all or a portion of the Incremental Term Loan Facility (such New Lender’s “Proposed New Lender Incremental Term Loan Commitment”) by notifying the Administrative Agent (which shall give prompt notice thereof to Livent) before 11:00 A.M. on the date that is ten (10) days after the Incremental Term Loan Facility Notice Date; provided, that: (A) the Proposed New Lender Incremental Term Loan Commitment of each New Lender shall be in an aggregate amount not less than $10 million; and (B) each New Lender that submits a Proposed New Lender Incremental Term Loan Commitment shall execute and deliver to the Administrative Agent (for its acceptance and recording in the Register) a New Commitment Acceptance in accordance with the provisions of Section 9.07 hereof. (iv) If the aggregate Proposed New Lender Incremental Term Loan Commitments of all of the New Lenders shall be less than the Incremental Term Loan Facility, then (unless Livent otherwise requests) the Administrative Agent shall, on or prior to the date that is fifteen (15) days after the Incremental Term Loan Notice Date, notify each Lender of the opportunity to so commit to all or any portion of the Incremental Term Loan Facility not committed to by New Lenders pursuant to Section 2.04(c)(iii). Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to commit to all or a portion of such remainder (such Lender’s “Proposed Existing Lender Incremental Term Loan Commitment”), by notifying the Administrative Agent (which shall give prompt notice thereof to Livent) no later than 11:00 A.M. on the date five (5) days before the Incremental Term Loan Facility Notice Date. In no event shall any Lender be obligated to increase its Commitments hereunder. (v) If the aggregate amount of Proposed New Lender Incremental Term Loan Commitments and Proposed Existing Lender Incremental Term Loan Commitments (such aggregate amount, the “Total Committed Incremental Term Loan”) equals or exceeds $50 million, then, subject to the conditions set forth in Section 2.04(c)(i), effective on and as of the Incremental Term Loan Date, the Total Commitments shall be increased by the Total Committed Incremental Term Loan (provided, that the aggregate amount of the Commitments shall in no event be increased pursuant to this Section 2.04(c) to more than $600 million, less the amount of any reductions of the Total Commitments under Section 2.04(a)) and shall be allocated among the New Lenders and the Lenders as provided in Section 2.04(c)(vi). 49 -

If the Total Committed Incremental Term Loan is less than $50 million, then the Total Commitments shall not be changed. (vi) The Total Committed Incremental Term Loan shall be allocated among New Lenders having Proposed New Lender Incremental Term Loan Commitments and Lenders having Proposed Existing Incremental Term Loan Commitments as follows: (A) If the Total Committed Incremental Term Loan shall be at least $20 million and less than or equal to the Incremental Term Loan Facility, then (1) the initial Commitment of each New Lender shall be such New Lender’s Proposed New Lender Incremental Term Loan Commitment and (2) the Commitment of each Lender shall be increased by such Lender’s Proposed Existing Lender Incremental Term Loan Commitment. (B) If the Total Committed Incremental Term Loan shall be greater than the Incremental Term Loan Facility, then the Total Committed Incremental Term Loan shall be allocated as determined by Livent in consultation with the Administrative Agent. (vii) No increase in the Commitments contemplated hereby shall become effective until the Administrative Agent shall have received (A) an amendment (an “Incremental Term Loan Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, each Lender agreeing to provide such Incremental Term Loan Commitments, if any, each New Lender, if any, and the Administrative Agent pursuant to Section 9.07, provided, the Incremental Term Loan Amendment may, without need for the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and Livent, to effect the provisions of this Section 2.04(c), (B) to the extent requested, term loan notes payable by each of the Borrowers to each Lender or each New Lender, as applicable, (C) evidence satisfactory to the Administrative Agent that such Incremental Term Loan Amendment has been duly authorized by each of the Loan Parties and (D) a favorable opinion of counsel to the Loan Parties, in form and substance reasonably acceptable to the Administrative Agent, Lender, if any, and New Lenders, if any, and covering such customary matters relating to the Incremental Term Loan Amendment as the Administrative Agent may request including as to continuing perfection. (viii) Any Incremental Term Loan Facility shall (A) be ratably secured with the Loans, (B) not mature earlier than the Final Maturity Date nor have amortization of greater than 1.00% or less of the original principal amount of such Incremental Term Loan Facility per year, (C) bear interest and other fees as agreed between Livent and the Lenders, if any, or New Lenders, if any, providing such Incremental Term Loan Facility and (D) otherwise be on terms and pursuant to documentation to be determined by Livent and the Persons willing to provide such Incremental Term Loan Facility; provided, that to the extent such terms and documentation are not consistent with the then existing Commitments or Incremental Term Loan Commitments (other than with respect to pricing, amortization and maturity) they shall be reasonably satisfactory to the Administrative Agent (it being agreed that Incremental Term Loan Facilities may contain customary mandatory prepayments, voting rights and prepayment premiums). 50 -

(ix) The Borrowers may use the proceeds of the Incremental Term Loan Facility for any purpose not prohibited by this Agreement. SECTION 2.05. Repayment. (a) Revolving Loans. Subject to Section 2.13(a), each Borrower shall repay to the Administrative Agent for the account of each Lender the principal amount of each Revolving Loan made by such Lender to such Borrower, and each Revolving Loan made by such Lender shall mature on the Termination Date of such Lender. (b) Letter of Credit Loans. The Letters of Credit shall be repaid as set forth in Section 3.02. (c) Certain Prepayments. (i) If, as of the last Business Day of any week during the period from the Effective Date until the Final Maturity Date, (A) the sum of (1) the aggregate amount of all Loans (for which purpose the amount of any Loan that is denominated in an Alternate Currency shall be deemed to be the Dollar Equivalent thereof) plus (2) the Available LC Amount of all Letters of Credit (for which purpose the Available LC Amount of any Letter of Credit denominated in an Alternate Currency shall be deemed to be the Dollar Equivalent thereof as of the date of determination) exceeds (B) 103% of the then Total Commitments, the Administrative Agent shall use all reasonable efforts to give prompt written notice thereof to Livent, specifying the amount to be prepaid under this clause (i), and the Borrowers shall, within two (2) Business Days of the date of such notice, prepay the Loans in an amount so that after giving effect thereto the aggregate outstanding principal amount of the Loans (determined as aforesaid) plus the Available LC Amount of all Letters of Credit (determined as aforesaid) does not exceed the Total Commitments; provided, that any such payment shall be accompanied by any amounts payable under Section 9.04(c). (ii) In addition, if on the last day of any Interest Period the aggregate outstanding principal amount of the Loans (after giving effect to any Loans being made to repay Loans maturing on that date) plus the Available LC Amount of all Letters of Credit would exceed 100% of the aggregate amount of the Commitments, the Administrative Agent shall use all reasonable efforts to give prompt written notice thereof to Livent, specifying the amount to be prepaid under this clause (ii), and the Borrowers shall, within two (2) Business Days of the date of such notice, prepay the Loans, or cause Loans to be prepaid, or reduce the requested Loans in such amounts that after giving effect to such action the aggregate outstanding principal amount of the Loans (after giving effect to any Loans being made to repay Loans maturing on that date) plus the Available LC Amount of all Letters of Credit does not exceed the aggregate amount of the Commitments; provided, that any such payment shall be accompanied by any amounts payable under Section 9.04(c). (iii) The determinations of the Administrative Agent under this Section 2.05(c) shall be conclusive and binding on each Borrower in the absence of manifest error. 51 -

(d) If any Lender is a Defaulting Lender, such Defaulting Lender shall be deemed to have assigned any and all payments in respect of the Obligations due to it from or for the benefit of any Borrower pursuant to this Section 2.05 to the Non-Defaulting Lenders for application to, and reduction of, their ratable portion of all Obligations until such Non-Defaulting Lenders have been repaid in full. Such Defaulting Lender hereby authorizes the Administrative Agent to distribute such payments in accordance with Section 2.13(a)(iii). This Section 2.05 shall (i) apply and be effective regardless of whether an Event of Default has occurred and is continuing and notwithstanding (A) any other provision of this Agreement to the contrary or (B) any instruction of any Borrower as to its desired application of payments and (ii) not be deemed to relieve or otherwise release any Borrower from any of its Obligations due or owing to any Lender, including a Defaulting Lender. SECTION 2.06. Interest. (a) Ordinary Interest. Each Borrower shall pay interest on the unpaid principal amount of each Loan made by each Lender to such Borrower, from the date of such Loan until such principal amount shall be paid in full, at the following rates per annum and in each case subject to Section 2.13(a)(iii): (i) Base Rate Loans and Letter of Credit Loans. If such Loan is either a Revolving Loan or a Letter of Credit Loan which, in each case, bears interest at the Base Rate, a rate per annum equal at all times to the Base Rate in effect from time to time plus the Applicable Margin, payable on (A) each Quarterly Date while such Base Rate Loan is outstanding or (B) the last day of each month during which such Letter of Credit Loan is outstanding, and in each case, on the date such Base Rate Loan or Letter of Credit Loan shall be paid in full. (ii) Eurocurrency Rate Loans. If such Loan is a Eurocurrency Rate Loan, a rate per annum equal at all times during each Interest Period for such Loan to the sum of the Eurocurrency Rate for such Interest Period plus the Applicable Margin, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three (3) months, at three- (3) month intervals following the first day of such Interest Period. (b) Default Interest. Upon the occurrence and during the continuance of any Event of Default under Section 7.01(a) or Section 7.01(e) that has not been waived, the Administrative Agent may, and upon the request of the Required Lenders shall, require the Borrowers to pay to the fullest extent permitted by law interest (“Default Interest”) on all outstanding Obligations at the rate then applicable to Base Rate Loans plus two percentage points (2%) per annum; provided, however, that following the acceleration of the Loans and other Obligations pursuant to Section 7.01, Default Interest shall accrue and be payable hereunder whether or not previously required by the Administrative Agent. SECTION 2.07. Interest Rate Determinations. (a) The Administrative Agent shall give prompt notice to Livent and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.06(a)(i) and (ii). 52 -

(b) If prior to 10:00 A.M. on any date on which an interest rate is to be determined pursuant to the definition of “Eurocurrency Rate”, (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding on each Borrower) that adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, or (ii) the Administrative Agent shall have received notice from the Required Lenders in respect of the relevant facility that the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurocurrency Rate Loan for such Interest Period, then the Administrative Agent shall promptly notify Livent and each Lender of such circumstances, whereupon the right of Livent to select Eurocurrency Rate Loans for any requested Borrowing (or for the purposes of Section 2.12, any requested Conversion or Continuance) or any subsequent Borrowing (or for the purposes of Section 2.12, any subsequent Conversion or Continuance) shall be suspended until the first date on which the circumstances causing such suspension cease to exist. If Livent shall not, in turn, before 11:00 A.M. on such date notify the Administrative Agent that a Notice of Borrowing with respect to such Eurocurrency Rate shall be converted to a Notice of Borrowing for a Eurocurrency Rate Loan in a different Currency or a Base Rate Loan, such Notice of Borrowing shall be deemed to be canceled and of no force or effect, and no Borrower shall be liable to the Administrative Agent or any Lender with respect thereto except as set forth in Section 3.01(c). In the event of such a suspension, the Administrative Agent shall review the circumstances giving rise to such suspension at least weekly and shall notify Livent and the Lenders promptly of the end of such suspension, and thereafter Livent shall be entitled, on the terms and subject to the conditions set forth herein, to borrow Eurocurrency Rate Loans in such Currency. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Required Lenders notify the Administrative Agent (with a copy to Livent) that the Required Lenders have determined, that: (i) adequate and reasonable means do not exist for ascertaining the Screen Rate or Interpolated Rate for any requested Interest Period, including because the Eurocurrency Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the supervisor for the administrator of the Eurocurrency Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the Eurocurrency Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), then, after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and Livent may amend this Agreement to replace the Eurocurrency Rate with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) that has been broadly accepted by the syndicated loan market in the United States in lieu of the then current Eurocurrency Rate (any such proposed rate, a “Eurocurrency Successor Rate”), together with any proposed Eurocurrency Successor Rate Conforming Changes and, notwithstanding anything to the contrary in Section 9.01, any such amendment shall become effective at 5:00 P.M. on the fifth 53 -

Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and Livent unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent notice that such Required Lenders do not accept such amendment. If no Eurocurrency Successor Rate has been determined and the circumstances under clause (i) above exist, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspended, (to the extent of the affected Eurocurrency Rate Loans or Interest Periods). Upon receipt of such notice, Livent may revoke any pending request for a Eurocurrency Rate Borrowing of, conversion to or continuation of Eurocurrency Rate Loans (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (in the case of Borrowings in Dollars) in the amount specified therein (or Dollar Equivalent thereof, as applicable). SECTION 2.08. Prepayments. (a) The Borrowers shall have no right to prepay any principal amount of any Revolving Loan other than as provided in subsection (b) below. (b) Each Borrower may without premium or penalty, upon at least the number of Business Days’ prior notice specified in the first sentence of Section 3.01(a) with respect to any Revolving Loan of the same Type given to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given, such Borrower shall, prepay the outstanding principal amounts of the Loans made to such Borrower comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (i) each partial prepayment shall be in an aggregate principal amount not less than $1 million or an integral multiple of $500,000 in excess thereof (or the Foreign Currency Equivalent of such respective amounts in the case of Loans denominated in an Alternate Currency) and (ii) if any prepayment of any Eurocurrency Rate Loans shall be made on a date which is not the last day of an Interest Period for such Loans, such Borrower shall also pay any amounts owing to each Lender pursuant to Section 9.04(c) so long as such Lender makes written demand upon such Borrower therefor (with a copy of such demand to the Administrative Agent) within twenty (20) Business Days after such prepayment. (c) If, as of the final Business Day of each weekly period starting from the first complete calendar week after the First Amendment Effective Date (for the avoidance of doubt, with the first such final Business Day being May 15, 2020) until the Covenant Conversion Date, (i) the Total Outstandings exceeds $50,000,000 and (ii) the Consolidated Cash Balance exceeds $50,000,000, in each case, as of the end of such applicable Business Day, then Livent shall, on the next Business Day thereafter, prepay the Loans in an aggregate principal amount equal to such excess. SECTION 2.09. Payments and Computations. (a) All payments of principal of and interest on each Loan in a particular Currency shall be made in such Currency. 54 -

(b) (i) All payments of principal of and interest on the Loans and all other amounts whatsoever payable by a Borrower under this Agreement and the Notes shall be made in immediately available funds, without deduction, setoff or counterclaim, to the Administrative Agent’s Account for the relevant Currency, not later than 11:00 A.M. (in the case of amounts payable in Dollars) or 11:00 A.M. Local Time in the location of the Administrative Agent’s Account (in the case of amounts payable in an Alternate Currency), on the day when due. (ii) The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees ratably (other than amounts payable pursuant to Section 2.10 or 3.03 or as contemplated by Section 2.03(c) or 2.13) to the Lenders entitled thereto for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. (iii) Upon its acceptance of an Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(d), from and after the effective date specified in such Acceptance the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned or assumed thereby to the Lender assignee or New Lender thereunder (as the case may be). The parties to each Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves. (c) All computations of interest based on the Base Rate (other than if the Base Rate is computed on the basis of the Federal Funds Rate) and of commitment fees and letter of credit commission shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurocurrency Rate or the Base Rate based on the Federal Funds Rate shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. (d) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest, commitment fees or, letter of credit commission, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Eurocurrency Rate Loans to be made in the next following calendar month, such payment shall be made on the next preceding Business Day. (e) Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Lenders hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each relevant Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that such Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed 55 -

to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate. (f) Anything in Section 2.05 or 2.06 to the contrary notwithstanding, and without prejudice to Section 2.06(b) or 7.01(a), if any Borrower shall fail to pay any principal or interest denominated in an Alternate Currency within one (1) Business Day after the due date therefor in the case of principal and three (3) Business Days after the due date therefor in the case of interest (without giving effect to any acceleration of maturity under Article VII (Events of Default)), the amount so in default shall automatically be redenominated in Dollars on the day one (1) Business Day after the due date therefor in the case of a principal payment and three (3) Business Days after the due date therefor in the case of an interest payment in an amount equal to the Dollar Equivalent of such principal or interest. (g) If any Lender is a Defaulting Lender, such Defaulting Lender shall be deemed to have assigned any and all payments in respect of the Obligations subject to this Section 2.09 due to it from and for the benefit of the Borrowers to the Non-Defaulting Lenders for application to, and reduction of, the Non-Defaulting Lenders’ ratable portion of all Obligations until such Non- Defaulting Lenders have been repaid in full. Each Defaulting Lender hereby authorizes the Administrative Agent to distribute such payments in accordance with Section 2.13(a)(iii). This Section 2.09(g) shall (i) apply at any time such Lender is a Defaulting Lender and be effective regardless of whether an Event of Default has occurred or is continuing and notwithstanding (A) any other provision of this Agreement to the contrary or (B) any instruction of any Borrower as to its desired application of payments and (ii) not be deemed to relieve or otherwise release any Borrower from any of its Obligations due or owing to any Lender, including a Defaulting Lender. SECTION 2.10. Taxes. (a) Defined Terms. For purposes of this Section 2.10, the term “Lender” includes any Issuing Bank and the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrowers under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrowers shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.10) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by Borrower. The Borrowers shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by Borrower. The Borrowers shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 56 -

2.10) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.07(f) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrowers to a Governmental Authority pursuant to this Section 2.10, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Livent and the Administrative Agent, at the time or times reasonably requested by Livent or the Administrative Agent, such properly completed and executed documentation reasonably requested by Livent or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Livent or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by Livent or the Administrative Agent as will enable Livent or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (g)(ii)(A), (ii)(B) and (ii)(D) of this Section 2.10) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to Livent and the Administrative Agent on or about the date on which such Lender becomes a 57 -

Lender under this Agreement (and from time to time thereafter upon the reasonable request of Livent or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Livent and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Livent or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit B-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of either Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrowers as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit B-2 or Exhibit B-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit B-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Livent and the Administrative Agent (in such number of copies as 58 -

shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Livent or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit Livent or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Livent and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Livent or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Livent or the Administrative Agent as may be necessary for Livent and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Livent and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.10 (including by the payment of additional amounts pursuant to this Section 2.10), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.10 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this clause (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause (h) shall not be construed to require any indemnified party to make 59 -

available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 2.10 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 2.11. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Revolving Loans or the Letter of Credit Loans made by it (other than as expressly provided herein) in excess of its ratable share of payments on account of the Revolving Loans or the Letter of Credit Loans obtained by all such Lenders, such Lender shall forthwith purchase from such other Lenders such participations in the Revolving Loans or the Letter of Credit Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them, provided, however, that, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.11 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. SECTION 2.12. Conversion or Continuation of Revolving Loans. (a) Each Borrower may elect (i) at any time on any Business Day to Convert Base Rate Loans or any portion thereof to Eurocurrency Rate Loans or (ii) at the end of any applicable Interest Period, to Convert Eurocurrency Rate Loans denominated in Dollars or any portion thereof into Base Rate Loans or to Continue Eurocurrency Rate Loans or any portion thereof for an additional Interest Period; provided, however, that the aggregate amount of the Eurocurrency Rate Loans Converted or Continued for each Interest Period must be in the amount of at least $5 million or an integral multiple of $1 million in excess thereof. Each Conversion or Continuation shall be allocated among the Revolving Loans of each Lender in accordance with such Lender’s pro rata share. Subject to clause (b) below, each such election shall be in substantially the form of Exhibit B-2 (Form of Notice of Conversion or Continuation) (a “Notice of Conversion or Continuation”) and shall be made by giving the Administrative Agent (A) in the case of a Continuation or Conversion into Eurocurrency Rate Loans, at least three (3) Business Days’ prior written notice, and (B) in the case of a Conversion into Base Rate Loans, at least one (1) Business Day’s prior written notice, in each case, specifying (1) the amount and Type of Revolving Loan being Converted or Continued, (2) in the case of a Conversion to or a Continuation of Eurocurrency Rate Loans, the applicable Interest Period and (3) in the case of a Conversion, the date of Conversion (which date shall be a Business Day and, if a Conversion from Eurocurrency Rate Loans, shall also be the last day of the applicable Interest Period). (b) The Administrative Agent shall promptly notify each Lender of its receipt of a Notice of Conversion or Continuation and of the options selected therein. Notwithstanding the 60 -

foregoing, no Conversion in whole or in part of Base Rate Loans to Eurocurrency Rate Loans, and no Continuation in whole or in part of Eurocurrency Rate Loans upon the expiration of any applicable Interest Period, shall be permitted at any time at which (i) a Default or an Event of Default shall have occurred and be continuing or (ii) the Continuation of, or Conversion into, a Eurocurrency Rate Loan would violate any provision of Section 2.07, 3.03 or 3.04. If, within the time period required under the terms of this Section 2.12, the Administrative Agent does not receive a Notice of Conversion or Continuation from the applicable Borrower containing a permitted election to Continue any Eurocurrency Rate Loans for an additional Interest Period or to Convert any such Revolving Loans, then, upon the expiration of the applicable Interest Period, such Revolving Loans, if denominated in Dollars, shall be automatically Converted to Base Rate Loans and such Revolving Loans, if denominated in Euros, shall be automatically Continued as Eurocurrency Rate Loans with an interest period of one (1) month (or if consented by all Lenders, seven (7) days). Each Notice of Conversion or Continuation shall be irrevocable. (c) Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default, each Eurocurrency Rate Loan shall, upon the expiration of the applicable Interest Period, be automatically Converted to a Base Rate Loan. SECTION 2.13. Defaulting Lender. (a) Reallocation of Defaulting Lender Commitments. If a Lender becomes, and during the period it remains, a Defaulting Lender, the following provisions shall apply: (i) in the case of each Defaulting Lender, the ratable portion of such Defaulting Lender with respect to any such outstanding Obligations will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the date such Lender becomes a Defaulting Lender) among the Lenders that are Non-Defaulting Lenders pro rata in accordance with such Non-Defaulting Lenders’ respective Commitments; provided, that (A) the sum of each Non-Defaulting Lender’s ratable portion of the Total Outstandings may not in any event exceed the Commitment of such Non-Defaulting Lender as in effect at the time of such reallocation and (B) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim any Borrower, the Administrative Agent, any Issuing Bank or any other Lender may have against such Defaulting Lender, or cause such Defaulting Lender to be a Non-Defaulting Lender; and provided, further, any such reallocation shall only be permitted to the extent that the conditions set forth in Section 4.03(a)(i) and Section 4.03(a)(ii) have been satisfied at the time of such reallocation. (ii) in the case of each Defaulting Lender, to the extent that any portion (the “unreallocated portion”) of the ratable portion of such Defaulting Lender with respect to any such outstanding and future Letter of Credit Obligations cannot be so reallocated, whether by reason of the first proviso in clause (i) above or otherwise, the Borrowers will (on a joint and several basis), not later than five (5) Business Days after demand by the Administrative Agent (at the direction of the Issuing Banks), (A) Cash Collateralize (pursuant to procedures similar to those detailed in Section 7.02 and reasonably acceptable to the Administrative Agent) the Obligations of the Borrowers to the Issuing Banks in respect of such Obligations or (B) make other arrangements reasonably satisfactory to the Administrative Agent and to the Issuing Banks, in their reasonable 61 -

discretion, to protect them against the risk of non-payment by such Defaulting Lender; and (iii) in the case of each Defaulting Lender, any amount paid by any Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity payments or other amounts) will not be paid or distributed to such Defaulting Lender, but will instead be retained by the Administrative Agent in a segregated, non-interest bearing account until (subject to Section 2.03(c)) the termination of the Commitments and payment in full of all the Obligations and will be applied by the Administrative Agent, to the fullest extent permitted by law, to the making of payments from time to time in the following order of priority: first to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent under this Agreement, second to the payment of any amounts owing by such Defaulting Lender to any Issuing Bank (pro rata as to the respective amounts owing to any Issuing Bank) under this Agreement, third to the payment of post-default interest and then current interest due and payable to the Lenders hereunder other than Defaulting Lenders as a result of such Defaulting Lender’s breach of its obligations under this Agreement as determined in any judgment of a court of competent jurisdiction obtained by any Lender or the Issuing Banks against such Defaulting Lender, ratably among them in accordance with the amounts of such interest then due and payable to them, fourth to the payment of fees then due and payable to the Non-Defaulting Lenders hereunder as a result of such Defaulting Lender’s breach of its obligations under this Agreement as determined in any judgment of a court of competent jurisdiction obtained by any Lender or the Issuing Banks against such Defaulting Lender, ratably among them in accordance with the amounts of such fees then due and payable to them, fifth to pay principal and Reimbursement Obligations in respect of the Letters of Credit at such time then due and payable to the Non-Defaulting Lenders hereunder ratably in accordance with the amounts thereof then due and payable to them, sixth to the ratable payment of other amounts then due and payable to the Non-Defaulting Lenders as a result of such Defaulting Lender’s breach of its obligations under this Agreement as determined in any judgment of a court of competent jurisdiction obtained by any Lender or the Issuing Banks against such Defaulting Lender, seventh after the termination of the Commitments and payment in full of all the Obligations, to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct. (b) Cash Collateral Call. If any Lender becomes, and during the period it remains, a Defaulting Lender, if any Letter of Credit is at the time outstanding, the Issuing Banks may (except, in the case of a Defaulting Lender, to the extent the Commitments have been fully reallocated pursuant to Section 2.13(a)), by notice to Livent and such Defaulting Lender through the Administrative Agent, require any Borrower (i) to deposit in a cash collateral account maintained by the Administrative Agent an amount at least equal to 105% of the aggregate amount of the unreallocated obligations (contingent or otherwise) of such Defaulting Lender to be applied pro rata in respect thereof, or (ii) to make other arrangements satisfactory to the Administrative Agent, and to the Issuing Banks, as the case may be, in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender. (c) Right to Give Drawdown Notices. In furtherance of the foregoing, if any Lender becomes, and during the period it remains, a Defaulting Lender, and the applicable Borrower fails to Cash Collateralize (pursuant to procedures similar to those detailed in Section 7.02 and 62 -

reasonably acceptable to the Administrative Agent) or prepay its obligations in respect of Letter of Credit Obligations within five (5) Business Days after demand by the Administrative Agent pursuant to this Section 2.13, any Issuing Bank is hereby authorized by the Borrowers (which authorization is irrevocable and coupled with an interest) to give, in its discretion, through the Administrative Agent, Notices of Borrowing pursuant to Section 3.01 in such amounts and in such times as may be required to (i) pay matured Reimbursement Obligations and/or (ii) Cash Collateralize (pursuant to procedures similar to those detailed in Section 7.02 and reasonably acceptable to the Administrative Agent) the Obligations of the applicable Borrower in respect of Letters of Credit Obligations in an amount at least equal to the aggregate amount of the obligations (contingent or otherwise) of such Defaulting Lender in respect of such Letter of Credit. (d) Termination of Defaulting Lender Commitments. Livent may terminate the unused amount of the Commitment of a Defaulting Lender upon not less than ten (10) Business Days’ prior notice to the Administrative Agent (who will promptly notify the Lenders thereof), and in such event the provisions of Section 2.09 will apply to all amounts thereafter paid by any Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided, that such termination will not be deemed to be a waiver or release of any claim any Borrower, the Administrative Agent, the Issuing Banks or any Lender may have against such Defaulting Lender. (e) Cure. If Livent, Administrative Agent and the Issuing Banks, as applicable, agree in writing in their discretion that a Lender that is a Defaulting Lender should no longer be deemed to be a Defaulting Lender, as the case may be, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any amounts then held in the segregated account referred to in Section 2.13(a)), such Lender will, to the extent applicable, purchase such portion of outstanding Loans (including the purchase at par of any Revolving Loans and related Commitments that were reallocated pursuant to Section 2.13(a)) of the other Lenders and/or make such other adjustments as the Administrative Agent may determine to be necessary to cause such Lender’s ratable portion to be on a pro rata basis in accordance with their respective Commitment, whereupon such Lender will cease to be a Defaulting Lender and will become a Non-Defaulting Lender; provided, that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender. (f) Non-Defaulting Lender. Notwithstanding the foregoing, the occurrence of any Lender becoming a Defaulting Lender shall not relieve any other Lender of its obligations to make such Loan or payment on any date required under this Agreement and no other Lender shall be responsible for the failure of any Defaulting Lender to make any Loan or payment required under this Agreement. SECTION 2.14. Acknowledgement and Consent to Bail-In of EEAAffected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEAAffected Financial Institution arising under any Loan 63 -

Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEAthe applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEAthe applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEAAffected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEAAffected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEAthe applicable Resolution Authority. SECTION 2.15. Joint and Several Liability of the Borrowers. (a) Each of the Borrowers is accepting joint and several liability with respect to the Loans and all other Secured Obligations in consideration of the financial accommodation to be provided by the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them, regardless of which Borrower actually receives the benefit of such Loan or other Secured Obligations or the manner in which the Lenders account for such Loans or other Secured Obligations on their books and records. Each Borrower’s obligations with respect to the Loans made to it, and each Borrower’s obligations arising as a result of the joint and several liability of such Borrower hereunder, with respect to the Loans of the other Borrower hereunder, shall be separate and distinct obligations, but all such obligations shall be primary obligations of each Borrower. (b) Each Borrower’s obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to the Secured Obligations in respect of the other Borrower hereunder shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability or subordination of such Secured Obligations of the other Borrower, (ii) the absence of any attempt to collect such Secured Obligations from the other Borrower, any other guarantor, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Administrative Agent or the Lenders with respect to such Secured Obligations of the other Borrower, or any part thereof, or any other agreement now or hereafter executed by the other Borrower and delivered to the Administrative Agent or the Lenders, (iv) the failure by the Administrative Agent or the Lenders to take any steps to perfect and maintain their security interest in, or to preserve their rights to, any security or collateral for such Secured Obligations of 64 -

the other Borrower or (v) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of the other Borrower (other than the occurrence of the Termination Date and the irrevocable payment in full of the Secured Obligations). With respect to each Borrower’s obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to the Loans and other Secured Obligations of the other Borrower hereunder, such Borrower waives, until the Termination Date and the irrevocable payment in full of the Secured Obligations, any right to enforce any right of subrogation or any remedy which the Administrative Agent or any Lender now has or may hereafter have against such Borrower, any endorser or any guarantor of all or any part of such Secured Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Administrative Agent or any Lender to secure payment of such Secured Obligations or any other liability of the Borrowers to the Administrative Agent or the Lenders. (c) Upon the occurrence and during the continuation of any Event of Default, the Lenders may proceed directly and at once, without notice, against either Borrower to collect and recover the full amount, or any portion of, the Secured Obligations, without first proceeding against the other Borrower or any other Person, or against any security or collateral for such Secured Obligations. Each Borrower consents and agrees that the Lenders shall be under no obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of such Secured Obligations. ARTICLE III MAKING THE LOANS AND ISSUING THE LETTERS OF CREDIT SECTION 3.01. Making the Revolving Loans. (a) Each Borrowing shall be made on notice, given not later than (i) 11:00 A.M. on the third Business Day prior to the date of a Eurocurrency Rate Loan Borrowing, and (ii) 11:00 A.M. on the day of a Base Rate Loan Borrowing, by Livent to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier. Each notice of a Borrowing (a “Notice of Borrowing”) shall be made in writing by telecopier or electronic mail in substantially the form of Exhibit B-1 hereto, specifying therein the requested (A) date of such Borrowing (which shall be a Business Day), (B) Currency and Type of Revolving Loan comprising such Borrowing, (C) aggregate amount of such Borrowing, (D) in the case of a Borrowing comprised of Eurocurrency Rate Loans, the Interest Period for each such Revolving Loan, and (E) the name of the applicable Borrower. Each Lender shall (1) before 11:00 A.M. Local Time on the date of such Borrowing (in the case of a Eurocurrency Rate Loan Borrowing) and (2) before 1:00 P.M. on the date of such Borrowing (in the case of a Base Rate Loan Borrowing), make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent’s Account for the relevant Currency in same day funds, such Lender’s ratable portion of such Borrowing. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article IV (Conditions), the Administrative Agent will make such funds available to the relevant Borrower in such manner as the Administrative Agent and such Borrower may agree; provided, however, that the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Letter of Credit Loans as to which a Borrower has received timely notice made by the Issuing Banks and by any other Lender and outstanding on the date of such 65 -

Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the relevant Issuing Banks and such other Lenders for repayment of such Letter of Credit Loans. (b) Anything in clause (a) above to the contrary notwithstanding, a Borrower may not select Eurocurrency Rate Loans for any Borrowing if the aggregate amount of such Borrowing is less than $1 million or the Foreign Currency Equivalent thereof. (c) Subject to Sections 2.07(b) and 3.04, each Notice of Borrowing shall be irrevocable and binding on the Borrowers. In the case of any Borrowing by a Borrower which the related Notice of Borrowing specifies is to be comprised of Eurocurrency Rate Loans, such Borrower shall indemnify each relevant Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article IV (Conditions), including any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Revolving Loan to be made by such Lender as part of such Borrowing when such Revolving Loan, as a result of such failure, is not made on such date. (d) Unless the Administrative Agent shall have received notice from a Lender prior to the time any Borrowing is required to be made that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with clause (a) of this Section 3.01 and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the relevant Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of such Borrower, the interest rate applicable at the time to Revolving Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate, provided, that such Borrower retains its rights against such Lender with respect to any damages it may incur as a result of such Lender’s failure to fund, and notwithstanding anything herein to the contrary, in no event shall such Borrower be liable to such Lender or any other Person for the interest payable by such Lender to the Administrative Agent pursuant to this sentence. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Revolving Loan as part of such Borrowing for purposes of this Agreement. (e) The failure of any Lender to make the Revolving Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Loan to be made by such other Lender on the date of any Borrowing. SECTION 3.02. Issuance of Letters of Credit. (a) No Issuing Bank shall be under any obligation to Issue any Letter of Credit upon the occurrence of any of the following: 66 -

(i) any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from Issuing such Letter of Credit or any Requirement of Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated) not in effect on the date of this Agreement or that would result in any unreimbursed loss, cost or expense that was not applicable, in effect or known to such Issuing Bank as of the date of this Agreement and that such Issuing Bank in good faith deems material to it; (ii) such Issuing Bank shall have received any written notice of the type described in clause (c) below; (iii) after giving effect to the Issuance of such Letter of Credit, (A) the aggregate Total Outstandings would exceed the aggregate of the Commitments in effect at such time, (B) the Letter of Credit Obligations at such time would exceed the Letter of Credit Sublimit or (C) the aggregate of all liabilities of the Borrowers to such Issuing Bank with respect to Letters of Credit would exceed the Letter of Credit Commitment of such Issuing Bank; (iv) any fees due in connection with any Issuance have not been paid; (v) such Letter of Credit is requested to be Issued in a form that is not acceptable to such Issuing Bank or such issuance would violate any policies of the Issuing Bank applicable to Letters of Credit, including, without limitation, any “know your client” or similar requirements; (vi) such Letter of Credit is a Documentary Letter of Credit unless such Issuing Bank has agreed in its sole discretion to provide Documentary Letters of Credit; or (vii) such Letter of Credit is requested to be denominated in any currency other than Dollars or Euros. None of the Lenders (other than the Issuing Banks in their capacity as such) shall have any obligation to Issue any Letter of Credit. (b) In connection with the Issuance of each Letter of Credit, a Borrower shall give the relevant Issuing Bank and the Administrative Agent at least two (2) Business Days’ prior written notice, in form and substance acceptable to the applicable Issuing Bank, of the requested Issuance of such Letter of Credit (a “Letter of Credit Request”). Such notice shall be irrevocable and shall specify the Issuing Bank of such Letter of Credit, the Currency of Issuance (Dollars or Euros) and face amount of the Letter of Credit requested, the date of Issuance of such requested Letter of Credit, the date on which such Letter of Credit is to expire (which date shall be a Business Day) and the Person for whose benefit the requested Letter of Credit is to be issued. Such notice, to be effective, must be received by the relevant Issuing Bank and the 67 -

Administrative Agent not later than 11:00 A.M. on the second Business Day prior to the date of the requested Issuance of such Letter of Credit. (c) Subject to the satisfaction of the conditions set forth in this Section 3.02 and in Section 2.02 (including, for certainty, the completion of any “know your client” or similar requirements), the relevant Issuing Bank shall, on the requested date, Issue a Letter of Credit for the account of the applicable Borrower in accordance with such Issuing Bank’s usual and customary business practices. No Issuing Bank shall Issue any Letter of Credit in the period commencing on the first Business Day after it receives written notice from any Lender that one or more of the conditions precedent contained in Section 4.03 shall not on such date be satisfied or duly waived and ending when such conditions are satisfied or duly waived. The relevant Issuing Bank shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 4.03 have been satisfied in connection with the Issuance of any Letter of Credit. (d) If requested by the relevant Issuing Bank, prior to the issuance of each Letter of Credit by such Issuing Bank, and as a condition of such Issuance and of the participation of each Lender in the Letter of Credit Obligations arising with respect thereto in accordance with clause (f) below, the applicable Borrower shall have delivered to such Issuing Bank a letter of credit reimbursement agreement, in such form as the Issuing Bank may employ in its ordinary course of business for its own account (a “Letter of Credit Reimbursement Agreement”), signed by such Borrower, and such other documents or items as may be required pursuant to the terms thereof. In the event of any conflict between the terms of any Letter of Credit Reimbursement Agreement and this Agreement, the terms of this Agreement shall govern. (e) Each Issuing Bank shall: (i) give the Administrative Agent written notice (or telephonic notice confirmed promptly thereafter in writing, which writing may be a telecopy or electronic mail) of the Issuance of a Letter of Credit Issued by it, of all drawings under a Letter of Credit Issued by it and the payment (or the failure to pay when due) by the applicable Borrower of any Reimbursement Obligation when due; (ii) upon the request of any Lender, furnish to such Lender, copies of any Letter of Credit Reimbursement Agreement to which such Issuing Bank is a party and such other documentation as may reasonably be requested by such Lender; and (iii) no later than ten (10) Business Days following the last day of each calendar month, provide to the Administrative Agent (and the Administrative Agent shall provide a copy to each Lender requesting the same) and Livent separate schedules for Documentary Letters of Credit and Standby Letters of Credit issued by it under the Letter of Credit Sub-Facility, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the aggregate Letter of Credit Obligations outstanding at the end of each month and any information requested by any Borrower or the Administrative Agent relating thereto. (f) Immediately upon the issuance by an Issuing Bank of a Letter of Credit in accordance with the terms and conditions of this Agreement, such Issuing Bank shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or 68 -

warranty, an undivided interest and participation, to the extent of such Lender’s pro rata share of the Commitments, in such Letter of Credit and the obligations of the applicable Borrower with respect thereto (including all Letter of Credit Obligations with respect thereto) and any security therefor and guaranty pertaining thereto. (g) Each Borrower agrees to pay to the Issuing Bank of any Letter of Credit the Dollar Equivalent of the amount of all Reimbursement Obligations owing to such Issuing Bank under any Letter of Credit issued for its account no later than the date that is the next succeeding Business Day after such Borrower receives written notice from such Issuing Bank that payment has been made under such Letter of Credit (the “Reimbursement Date”), irrespective of any claim, set-off, defense or other right that such Borrower may have at any time against such Issuing Bank or any other Person. In the event that the Commitments of each Lender terminate under this Agreement on the Early Termination Date, each of the Borrowers agrees to cash collateralized or cover by standby letter(s) all Letters of Credit that are outstanding on the Early Termination Date. (h) In the event that any Issuing Bank makes any payment under any Letter of Credit and the applicable Borrower shall not have repaid the Dollar Equivalent of such amount to such Issuing Bank pursuant to clause (g) or any such payment by such Borrower is rescinded or set aside for any reason, such Reimbursement Obligation shall be payable on demand with interest thereon computed (i) from the date on which such Reimbursement Obligation arose to the Reimbursement Date, at the rate of interest applicable during such period to Revolving Loans that are Base Rate Loans and (ii) from the Reimbursement Date until the date of repayment in full, at the rate of interest applicable during such period to past due Revolving Loans that are Base Rate Loans, and such Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Administrative Agent for the account of such Issuing Bank the amount of such Lender’s pro rata share of such payment in Dollars (based upon the Dollar Equivalent of such amount on the date of such payment) and in immediately available funds. If the Administrative Agent so notifies such Lender prior to 11:00 A.M. on any Business Day, such Lender shall make available to the Administrative Agent for the account of such Issuing Bank its pro rata share of the amount of such payment on such Business Day in immediately available funds. Upon such payment by a Lender, such Lender shall, except during the continuance of a Default or Event of Default under Section 7.01(e) and notwithstanding whether or not the conditions precedent set forth in Section 4.03 shall have been satisfied (which conditions precedent the Lenders hereby irrevocably waive), be deemed to have made a Revolving Loan to applicable Borrower in the principal amount of such payment. Whenever any Issuing Bank receives from any Borrower a payment of a Reimbursement Obligation as to which the Administrative Agent has received for the account of such Issuing Bank any payment from a Lender pursuant to this clause (h), such Issuing Bank shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Lender, in immediately available funds, an amount equal to such Lender’s pro rata share of the amount of such payment adjusted, if necessary, to reflect the respective amounts the Lenders have paid in respect of such Reimbursement Obligation. (i) If and to the extent such Lender shall not have so made its pro rata share of the amount of the payment required by clause (h) above, as applicable, available to the Administrative Agent for the account of such Issuing Bank, such Lender agrees to pay to the Administrative Agent for the account of such Issuing Bank forthwith on demand any such unpaid amount together with interest thereon, for the first Business Day after payment was first due at 69 -

the Federal Funds Rate and, thereafter until such amount is repaid to the Administrative Agent for the account of such Issuing Bank, at the rate per annum applicable to Base Rate Loans under the Facility. (j) Each Borrower’s obligation to pay each Reimbursement Obligation and the obligations of the Lenders to make payments to the Administrative Agent for the account of the Issuing Banks with respect to Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, including the occurrence of any Default or Event of Default, and irrespective of any of the following: (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein; (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document; (iii) the existence of any claim, set off, defense or other right that such Borrower, any other party guaranteeing, or otherwise obligated with, such Borrower, any Subsidiary or other Affiliate thereof or any other Person may at any time have against the beneficiary under any Letter of Credit, any Issuing Bank, the Administrative Agent or any other Lender or any other Person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction; (iv) any drawing or document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (v) payment by the Issuing Bank under a Letter of Credit against presentation of a drawing or document that does not comply with the terms of such Letter of Credit; and (vi) any other act or omission to act or delay of any kind of the Issuing Bank, the other Lenders, the Administrative Agent or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 3.02 or Section 2.02, constitute a legal or equitable discharge of such Borrower’s obligations hereunder. Any action taken or omitted to be taken by the relevant Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final non-appealable judgment, shall not put such Issuing Bank under any resulting liability to the applicable Borrower or any Lender. In determining whether drawings and documents presented under a Letter of Credit comply with the terms thereof, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit, the Issuing Bank may rely exclusively on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any drawing presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such drawing and whether or not any document presented pursuant to such Letter of Credit proves to 70 -

be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute willful misconduct or gross negligence, as determined by a court of competent jurisdiction in a final non- appealable judgment, of the Issuing Bank. SECTION 3.03. Increased Costs. (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurocurrency Rate Reserve Percentage, in each case as of the date of determination thereof) in or in the interpretation of any law or regulation, in each case after the date hereof or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) which implements any introduction or change specified in clause (i) above, there shall be (x) any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurocurrency Rate Loans or (y) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, or (B) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes” and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, then the Borrowers (on a joint and several basis) shall from time to time, within ten (10) Business Days after written demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost incurred during the six (6) month period prior to the date of such demand. A certificate as to the amount of such increased cost, submitted to Livent and the Administrative Agent by such Lender and showing in reasonable detail the basis for the calculation thereof, shall be prima facie evidence of such costs. (b) If any Lender determines that compliance with (i) the introduction of or any change in or in the interpretation of, any law or regulation, in each case after the date hereof, or (ii) any guideline or request from any central bank or other governmental authority (whether or not having the force of law) which implements any introduction or change specified in clause (i) above, affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital or liquidity is increased by or based upon the existence of such Lender’s commitment to lend or to issue or participate in Letters of Credit hereunder and other commitments of this type, then, within ten (10) Business Days after written demand by such Lender (with a copy of such demand to the Administrative Agent), the Borrowers (on a joint and several basis) shall from time to time pay to the Administrative Agent for the account of such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances for such increase in capital or liquidity incurred during the six (6) month period prior to the date of such demand, to the extent that such Lender reasonably determines such increase in capital or liquidity to be allocable to the existence of such Lender’s commitment to lend or to issue or participate in Letters of Credit hereunder. A certificate as to such amounts submitted to Livent and the Administrative Agent by such Lender and showing in reasonable detail the basis for the calculation thereof shall be prima facie evidence of such costs. 71 -

(c) Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.03 shall not constitute a waiver of such Lender’s right to demand such compensation, provided, that no Borrower shall be required to compensate a Lender pursuant to the foregoing provisions of this Section 3.03 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender notifies Livent of the circumstances giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the circumstances giving rise to such increased costs or reductions is retroactive, then the six (6) month period referred to above shall be extended to include the period of retroactive effect thereof). (d) Without limiting the effect of the foregoing, the Borrowers shall, on a joint and several basis, pay to each Lender on the last day of each Interest Period so long as such Lender is maintaining reserves against Eurocurrency Liabilities (or so long as such Lender is maintaining reserves against any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Rate Loans is determined as provided in this Agreement or against any category of extensions of credit or other assets of such Lender that includes any Eurocurrency Rate Loans) an additional amount (determined by such Lender and notified to Livent through the Administrative Agent) equal to the product of the following for each Eurocurrency Rate Loan for each day during such Interest Period: (i) the principal amount of such Eurocurrency Rate Loan outstanding on such day; and (ii) the remainder of (A) a fraction the numerator of which is the rate (expressed as a decimal) at which interest accrues on such Eurocurrency Rate Loan for such Interest Period as provided in this Agreement (less the Applicable Margin) and the denominator of which is one minus the Eurocurrency Rate Reserve Percentage in effect on such day minus (B) such numerator; and (iii) 1/360. (e) If any Borrower is required to pay any Lender any amounts under this Section 3.03, the applicable Lender shall be an “Affected Person”, and each Borrower shall have the rights set forth in Section 3.06 to replace such Affected Person. Notwithstanding anything to the contrary, for purposes of this Section 3.03, each of (i) the Dodd- Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, guidelines and directives promulgated thereunder and (ii) all requests, rules, guidelines or directives concerning capital adequacy or liquidity effective after the date hereof promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States or foreign regulatory authorities in each case pursuant to Basel III, are deemed to have been introduced or adopted after the date hereof, regardless of the date enacted or adopted. SECTION 3.04. Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender or its Eurocurrency Lending Office to perform its obligations hereunder to make Eurocurrency Rate Loans or to fund or maintain Eurocurrency Rate Loans, then, subject to the provisions of Section 3.06, (i) the 72 -

obligation of such Lender to make Eurocurrency Rate Loans hereunder shall be suspended until the first date on which the circumstances causing such suspension cease to exist (and, to the extent required by applicable Law, cancelled), (ii) any Eurocurrency Rate Loans made or to be made by such Lender shall be converted automatically to Base Rate Loans and (iii) such Lender shall be an “Affected Person”, and each Borrower shall have the right set forth in Section 3.06 to replace such Affected Person. In the event of such a suspension, such Lender shall review the circumstances giving rise to such suspension at least weekly and shall notify Livent, the Administrative Agent and the Lenders promptly of the end of such suspension, and thereafter the applicable Borrower shall be entitled to borrow Eurocurrency Rate Loans from such Lender. Notwithstanding anything to the contrary, for purposes of this Section 3.04, each of (A) the Dodd-Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, guidelines and directives promulgated thereunder and (B) all requests, rules, guidelines or directives concerning capital adequacy or liquidity effective after the date hereof promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States or foreign regulatory authorities in each case pursuant to Basel III, are deemed to have been introduced or adopted after the date hereof, regardless of the date enacted or adopted. SECTION 3.05. Reasonable Efforts to Mitigate. Each Lender shall use its commercially reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to minimize any amounts payable by the Borrowers under Section 3.03 and to minimize any period of illegality described in Section 3.04. Without limiting the generality of the foregoing, each Lender agrees that, to the extent reasonably possible to such Lender, it will change its Eurocurrency Lending Office if such change would eliminate or reduce amounts payable to it under Section 3.03 or eliminate any illegality of the type described in Section 3.04, as the case may be. Each Lender further agrees to notify Livent promptly after such Lender learns of the circumstances giving rise to such a right to payment or such illegality have changed such that such right to payment or such illegality, as the case may be, no longer exists. 73 -

SECTION 3.06. Right to Replace Affected Person or Lender. In the event (i) the Borrowers are required to pay any Taxes with respect to an Affected Person pursuant to Section 2.10 or any amounts with respect to an Affected Person pursuant to Section 3.03, (ii) any Borrower receives a notice from an Affected Person pursuant to Section 3.04, or (iii) any Lender is a Defaulting Lender or Non-Consenting Lender (treating such Lender as an “Affected Person” for purposes of this Section 3.06), Livent may elect, if such amounts continue to be charged or such notice is still effective, to replace such Affected Person as a party to this Agreement, provided, that, concurrently therewith, (A) another financial institution which is an Eligible Assignee and is reasonably satisfactory to Livent and the Administrative Agent (or if the Lender then serving as Administrative Agent is the Person to be replaced and the Administrative Agent has resigned its position, the Lender becoming the successor Administrative Agent) and satisfactory to the Issuing Banks, shall agree, as of such date, to purchase for cash and at par the Loans and participation in Letters of Credit of the Affected Person, pursuant to an Assignment and Acceptance and to become a Lender for all purposes under this Agreement and to assume all obligations (including all outstanding Loans) of the Affected Person to be terminated as of such date and to comply with the requirements of Section 9.07 applicable to assignments and (B) the Borrowers shall, on a joint and several basis, pay to such Affected Person in same day funds on the day of such replacement all interest, fees and other amounts then due and owing to such Affected Person by any Borrower hereunder to and including the date of termination, including payments due such Affected Person under Section 2.10, costs incurred under Section 3.03 or 9.15 and payments owing under Section 9.04(c). SECTION 3.07. Use of Proceeds. The Letters of Credit and the proceeds of the Loans shall be available (and each Borrower agrees that it shall use such proceeds) for general corporate purposes (including capital expenditures and Permitted Acquisitions) of each Borrower and its Subsidiaries or for the purposes of making any payments described pursuant to the terms of the Plan of Reorganization; provided, that neither any Lender nor the Administrative Agent shall have any responsibility for the use of any of the Letters of Credit or the proceeds of Loans. ARTICLE IV CONDITIONS SECTION 4.01. Conditions Precedent to Signing Date. The obligation of each Lender to enter into this Agreement shall be on a date (the “Signing Date”) no later than September 28, 2018 and that each of the following conditions is satisfied (or waived in accordance with Section 9.01): (a) This Agreement, dated the Signing Date and in form and substance satisfactory to the Administrative Agent, duly executed and delivered by each of the Borrowers, and duly executed and delivered copies of any other Loan Documents as the Administrative Agent shall reasonably request; (b) Confirmation that the Borrowers have paid all fees (including amounts then payable under the Fee Letter) required to be paid on or before the Signing Date and all expenses of the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) for which invoices have been presented at least one (1) Business Day prior to the Signing Date; 74 -

(c) The representations and warranties contained in the Loan Documents (except any representations and warranties relating to the Separation Transactions) are correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the Signing Date; (d) Such certificates, documents, agreements and information respecting any Borrowers as any Lender through the Administrative Agent may reasonably request, including at least three (3) Business Days prior to the Signing Date, all documentation and other information relating to the Loan Parties required by bank regulatory authorities under applicable “know-your- customer” and anti-money laundering rules and regulations, including the Patriot Act and to the extent applicable to any Borrower that constitutes a “legal entity customer” under 31 C.F.R. §1010.230, a certification regarding beneficial ownership as required by 31 C.F.R. §1010.230, in each case, as reasonably requested by any of the Administrative Agent and the Lenders at least ten (10) Business Days prior to the Signing Date, and a properly completed and signed IRS Form W-9 for each Loan Party; and (e) The Administrative Agent shall have received satisfactory evidence of Livent and its Restricted Subsidiaries compliance with the Flood Insurance Requirements, copies of which have been provided to the Lenders who have requested such evidence. SECTION 4.02. Conditions Precedent to Effective Date. Each Lender’s respective Commitments hereunder shall become effective, on the terms and subject to the other conditions set forth herein, on the date (the “Effective Date”) that each of the following conditions is satisfied (or waived in accordance with Section 9.01): (a) Each of the following documents, which shall be dated the Effective Date and in form and substance satisfactory to the Administrative Agent: (i) Upon request of any Lender, the Revolving Loan Notes payable by any Borrower to the order of each such Lender; (ii) A Joinder Agreement to this Agreement, duly executed and delivered by each of the Guarantors, pursuant to which each of the Guarantors guarantee the Secured Obligations, and the Loan Parties shall duly executed and delivered copies of any other Loan Documents as the Administrative Agent shall reasonably request; (iii) Certified copies of (A) the charter and by-laws of each Loan Party, (B) the resolutions of the board of directors (or equivalent governing body) of each Loan Party authorizing the execution, delivery and performance of each of the Loan Documents to which it is a party, (C) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Loan Documents and (D) a long form good standing certificate (or its equivalent) for each such Loan Party from its jurisdiction of organization; (iv) A certificate of the secretary or an assistant secretary (or equivalent officer) of each Loan Party certifying the names and true signatures of the officers of each Loan Party authorized to sign this Agreement, the Loan Guaranty and the Notes and the other documents to be delivered hereunder; 75 -

(v) A favorable opinion of (A) Morgan, Lewis & Bockius LLP, counsel to the Loan Parties, and (B) McGuireWoods LLP, local counsel to the Loan Parties, in each case, in form and substance reasonably accepted to the Administrative Agent and Lenders and covering such customary matters relating hereto as any Lender, through the Administrative Agent, may reasonably request; (vi) A certificate of an officer or any authorized person of Livent to the effect that (A) the representations and warranties contained in the Loan Documents are correct (other than any such representations or warranties which, by their terms, refer to a prior date) and (B) no event has occurred and is continuing which constitutes a Default; and (vii) A completed Perfection Certificate duly executed and delivered by each Loan Party, together with all attachments contemplated thereby; (b) The results of recent customary lien searches, which shall reveal no Liens on any of the assets of any Loan Party except for Liens permitted by Section 6.04(b) or discharged on or prior to the Effective Date pursuant to a pay-off letter or other documentation reasonably satisfactory to the Administrative Agent; (c) The Administrative Agent shall have received (i) the certificates representing the shares of Stock pledged pursuant to the Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) to the extent required to be delivered pursuant to the Security Agreement, each promissory note (if any) pledged to the Administrative Agent pursuant to the Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof; (d) Each document (including any UCC financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein (but only to the extent required therein), prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.04(b), shall be in proper form for filing, registration or recordation; (e) Evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Administrative Agent and otherwise in compliance with the terms of Section 6.03(e) of this Agreement and Section 4.10 of the Security Agreement; (f) Confirmation that the Borrowers have paid all fees (including amounts then payable under the Fee Letter) required to be paid on or before the Effective Date and all expenses of the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) for which invoices have been presented at least one (1) Business Day prior to the Effective Date; (g) The representations and warranties contained in the Loan Documents (except any representations and warranties relating to the Lithium IPO) are correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the Effective Date; 76 -

(h) Such certificates, documents, agreements and information respecting any Borrowers as any Lender through the Administrative Agent may reasonably request at least three (3) Business Days prior to the Effective Date, all documentation and other information relating to the Loan Parties required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act and to the extent applicable to any Borrower that constitutes a “legal entity customer” under 31 C.F.R. §1010.230, a certification regarding beneficial ownership as required by 31 C.F.R. §1010.230, in each case, as reasonably requested by any of the Administrative Agent and the Lenders at least ten (10) Business Days prior to the Effective Date, and a properly completed and signed IRS Form W-9 for each Loan Party; (i) The Arrangers shall have received, to the extent not included as exhibits in the Disclosure Documents, substantially final drafts of the Separation Agreements prior to the Effective Date. The FMC Lithium Assets Contribution shall have been consummated in compliance with applicable Law and in accordance with the terms of the applicable Separation Agreements, in each case, except with respect to any changes that would not be materially adverse to the Lenders without the prior written consent of the Arrangers. None of the Separation Agreements in effect on the Effective Date shall have been altered, amended or otherwise modified or supplemented and no condition therein shall have been waived and no consent shall have been given thereunder, in each case, in a manner materially adverse to the Lenders without the prior written consent of the Arrangers; (j) All material governmental and third-party consents or approvals necessary in connection with this Agreement and the FMC Lithium Assets Contribution or material to the continuing operations of the Borrowers and their respective Subsidiaries shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any governmental authority having appropriate jurisdiction which would restrain or prevent or otherwise impose materially adverse conditions thereon or the financing thereof, including: (i) final approval by the board of directors of FMC, (ii) consents to assignments or other satisfactory evidence of continuity, without material disruption or the incurring of costs materially in excess of those described in the Disclosure Documents as in effect on the Effective Date, of material existing operations and contractual arrangements and commitments of the assets transferred to either Borrower pursuant to the FMC Lithium Assets Contribution, and (iii) releases of Liens on the assets transferred to either Borrower pursuant to the FMC Lithium Assets Contribution attributable to FMC or its lien creditors other than Liens permitted under this Agreement; and (k) The Lenders shall have received at least five (5) Business Days before the Effective Date, the financial statements and other financial information delivered by Livent in connection with the filing of a registration statement on Form S-1 with the SEC for the Lithium IPO. SECTION 4.03. Conditions Precedent to Each Borrowing and Letter of Credit Issuance. The obligation of each Lender to make a Loan (other than a Letter of Credit Loan made by a Lender pursuant to Section 3.02(c)) on the occasion of each Borrowing (including the initial Borrowing), and the right of the Borrowers to request the issuance of a Letter of Credit, shall be subject to the further conditions precedent that: (a) On the date of such Borrowing or issuance of a Letter of Credit the following statements shall be true (and the acceptance by a Borrower of the proceeds of such Borrowing or 77 -

of such Letter of Credit shall constitute a representation and warranty by such Borrower that on the date of such Borrowing or issuance such statements are true): (i) The representations and warranties contained in the Loan Documents are correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the date of such Borrowing or issuance, before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a date other than the date of such Borrowing or issuance, which are true and correct as of such earlier date; (ii) No event has occurred and is continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, which constitutes a Default; and (iii) delivery of a Notice of Borrowing in accordance with Section 3.01(a) or Letter of Credit Request in accordance with Section 3.02(b).; (iv) commencing on the First Amendment Effective Date and ending on the Covenant Conversion Date, the Consolidated Cash Balance on and as of the date of such Borrowing does not exceed $50,000,000, before and immediately after giving effect to such Borrowing, to the extent Total Outstandings will exceed $50,000,000 following such Borrowing; and (v) commencing on the First Amendment Effective Date and ending on the Covenant Conversion Date, the Total Outstandings on and as of the date of such Borrowing does not exceed $325,000,000, before and immediately after giving effect to such Borrowing. ARTICLE V REPRESENTATIONS AND WARRANTIES Each Loan Party represents and warrants to the Lenders as follows: SECTION 5.01. Corporate Existence; Compliance with Law; No Default. Each Borrower and each of their respective Restricted Subsidiaries (a) is duly organized, validly existing and in good standing (where such concept is legally relevant) under the laws of the jurisdiction of its organization, (b) is duly qualified to do business as a foreign corporation and in good standing (where such concept is legally relevant) under the laws of each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing (where such concept is legally relevant) would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (c) has all requisite power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted, (d) is in compliance with its Constituent Documents, (e) is in compliance with all applicable Requirements of Law except where the failure to be in compliance would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, and (f) has all necessary licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, each 78 -

Governmental Authority having jurisdiction, to the extent required for such ownership, operation and conduct, except for licenses, permits, consents, approvals or filings that can be obtained or made by the taking of ministerial action to secure the grant or transfer thereof or the failure to obtain or make would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 5.02. Corporate Power; Authorization; Enforceable Obligations. (a) The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby: (i) are within such Loan Party’s corporate, limited liability company, partnership or other powers; (ii) have been or, at the time of delivery thereof pursuant to Article IV (Conditions) will have been, duly authorized by all necessary action, including the consent of shareholders, partners and members where required; (iii) do not and will not (A) contravene such Loan Party’s or any other Restricted Subsidiaries’ respective Constituent Documents, (B) violate any other Requirement of Law applicable to such Loan Party or any other Restricted Subsidiary (including the Margin Regulations), or any order or decree of any Governmental Authority or arbitrator applicable to such Loan Party or any other Restricted Subsidiary, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of such Loan Party or any other Restricted Subsidiary, or (D) result in the creation or imposition of any Lien upon any property of such Loan Party or any other Restricted Subsidiary; (iv) do not require the consent of, authorization by, approval of, notice to, permit from or filing or registration with, any Governmental Authority or any other Person, other than those listed on Schedule 5.02 (Consents) and that have been or will be, prior to the Effective Date, obtained or made, copies of which have been or will be delivered to the Administrative Agent pursuant to Sections 4.02(a)(iii)(C) and Section 4.02(j), and each of which on the Effective Date will be in full force and effect. (b) This Agreement has been, and each of the other Loan Documents will have been upon delivery thereof pursuant to the terms of this Agreement, duly executed and delivered by each Loan Party party thereto. This Agreement is, and the other Loan Documents will be, when delivered hereunder, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms. SECTION 5.03. Financial Statements. The annual combined financial statements included in the Disclosure Documents fairly present the combined financial condition of Livent and its Subsidiaries as at such dates and the combined results of the operations of Livent and its Subsidiaries for the period ended on such date, all in conformity with GAAP. SECTION 5.04. Material Adverse Change. Since December 31, 2017, there has been no Material Adverse Change and there have been no events or developments that, in the aggregate, have had a Material Adverse Effect. 79 -

SECTION 5.05. Litigation. There are no pending or, to the knowledge of each Borrower and its respective Restricted Subsidiaries, threatened actions, investigations or proceedings affecting any Borrower and its respective Restricted Subsidiaries before any court, Governmental Authority or arbitrator other than those that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The performance of any action by any Borrower and its respective Restricted Subsidiaries required or contemplated by any Loan Document is not restrained or enjoined (either temporarily, preliminarily or permanently). SECTION 5.06. Taxes. Each Borrower and its respective Restricted Subsidiaries have filed, have caused to be filed or have been included in all tax returns (federal, state, local and foreign) required to be filed, all such tax returns are true and correct in all material respects and have paid (or have accrued any taxes shown that are not due with the filing of such returns) all taxes shown thereon to be due, together with applicable interest and penalties, except in any case where the failure to file any such return or pay any such tax is not in any respect material to any Borrower or any Borrower and its respective Restricted Subsidiaries taken as a whole. SECTION 5.07. Full Disclosure. The information prepared or furnished by or on behalf of each Borrower and its respective Restricted Subsidiaries in connection with this Agreement or the consummation of the transactions contemplated hereunder and the Separation Transactions taken as a whole, including the information contained in the Disclosure Documents, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or herein in light of the time and circumstances under which they were made, not misleading. SECTION 5.08. Margin Regulations and Investment Company Act. None of the Borrowers nor any of their respective Restricted Subsidiary (a) are engaged in the business of extending credit for the purpose of “purchasing” or “carrying” “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System and (b) is an “investment company” or an “affiliated Person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940. No proceeds of any Loan hereunder will be used by the Borrowers or any of their respective Restricted Subsidiaries for any purpose that violates the Margin Regulations. SECTION 5.09. ERISA. (a) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan that, when taken individually or together with all such other ERISA Events, has resulted or would reasonably be expected to result in a Material Adverse Effect. (b) None of the Loan Parties or other Restricted Subsidiary nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan that it has incurred any Withdrawal Liability, and none of the Loan Parties or other Restricted Subsidiary nor any of their respective ERISA Affiliates, to the best of each Loan Party’s or other Restricted Subsidiary’s knowledge and belief, is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan, in each case other than any Withdrawal Liability that would not have a Material Adverse Effect. (c) None of the Loan Parties or other Restricted Subsidiary nor any of their respective ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan that such 80 -

Multiemployer Plan is insolvent or in endangered or critical status within the meaning of Title IV of ERISA, or has been terminated, within the meaning of Title IV of ERISA, except where such event would not reasonably be expected to have a Material Adverse Effect. (d) Subject to the accuracy of Sections 8.08(a)(i) through (iii), no Loan Party is or will be using “plan assets” (within the meaning of the Plan Asset Regulations). SECTION 5.10. Environmental Matters. Except as disclosed in the Disclosure Documents: (a) The operations of each Borrower and each of their Restricted Subsidiaries have been and are in compliance with all Environmental Laws, including obtaining and complying with all required Permits required under or by Environmental Laws (collectively, “Environmental Permits”), other than non-compliances that, individually or in the aggregate, would not reasonably be expected to result in the Borrowers or their respective Restricted Subsidiaries incurring material Environmental Liabilities and Costs. (b) None of the Borrowers nor any of their respective Restricted Subsidiaries or any real property currently or, to the knowledge of each Borrower, previously owned, operated or leased by or for such Borrower or any of its Restricted Subsidiaries is subject to any pending or, to the knowledge of such Borrower, threatened, claim, order, agreement, notice of potential liability or is the subject of any pending or threatened proceeding or governmental investigation under or pursuant to Environmental Laws, including any Remedial Action, other than those that, individually or in the aggregate, would not reasonably be expected to result in the Borrowers or their Restricted Subsidiaries incurring material Environmental Liabilities and Costs. (c) None of the real property owned or operated by any Borrower or any of its respective Restricted Subsidiaries that is a Domestic Subsidiary is a treatment, storage or disposal facility requiring an Environmental Permit under the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq. and the regulations thereunder. (d) There are no facts, circumstances or conditions arising out of or relating to the operations or ownership of any Borrower or of real property owned, operated or leased by any Borrower or any of its respective Material Domestic Subsidiaries that are not specifically included in the financial information furnished to the Lenders other than those that, individually or in the aggregate, would not reasonably be expected to result in the Borrowers or their respective Restricted Subsidiaries incurring material Environmental Liabilities and Costs. (e) As of the date hereof, no Environmental Lien has attached to any property of any Borrower or any of its respective Material Domestic Subsidiaries and, to the knowledge of each Borrower, no facts, circumstances or conditions exist that could reasonably be expected to result in any such Environmental Lien attaching to any such property. SECTION 5.11. Ownership of Properties; Liens. (a) Each Borrower and its Restricted Subsidiaries has good title to, a valid leasehold interest in, or other valid legal rights to use, all of the real and personal property used in the ordinary course of its business, and none of such property is subject to any Lien (other than as 81 -

permitted by Section 6.04(b)), except to the extent that the absence of such title, leasehold interest or legal right, in the aggregate, would reasonably be expected to have a Material Adverse Effect. (b) Each Borrower and its respective Restricted Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by each Borrower and its respective Restricted Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 5.12. Insurance. Each Borrower maintains for itself and for each of its Restricted Subsidiaries, insurance with responsible and reputable insurance companies or associations in such amounts (subject to customary retentions and deductibles) and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Borrower or such Restricted Subsidiary operates. SECTION 5.13. Corporate Structure. Schedule 5.13 sets forth, as of the date hereof, (a) all equity ownership of Livent as of the Signing Date, (b) a correct and complete list of the name and relationship to each Borrower and such Borrower’s Subsidiaries, (c) the type of entity and jurisdiction of organization of each Borrower and each of their respective Subsidiaries, and (d) which of each Borrower’s Subsidiaries are Material Domestic Subsidiaries. As of the date hereof, there are no Unrestricted Subsidiaries. All of the issued and outstanding Stock owned by any Loan Party has been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and is fully paid and non assessable. SECTION 5.14. Labor Matters. Except as individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any Borrower or any of its respective Restricted Subsidiaries pending or, to the knowledge of any Borrower or any of its Restricted Subsidiaries, threatened and (b) hours worked by and payment made to employees of any Borrower or any of its respective Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other Requirements of Law dealing with such matters. SECTION 5.15. Solvency. As of the Effective Date, (a) the fair value of the assets of each Borrower and its respective Restricted Subsidiaries, at a fair valuation, exceeds its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Borrower and its respective Restricted Subsidiaries is greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Borrower and its respective Restricted Subsidiaries will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) no Borrower nor any of its respective Restricted Subsidiaries will have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted after the Effective Date. SECTION 5.16. Status of Loan as Senior Indebtedness. The Obligations under this Agreement constitute “senior debt,” “senior indebtedness,” “guarantor senior debt,” “senior secured financing” and “designated senior indebtedness” (or any comparable term) under the 82 -

documentation for all Indebtedness that is subordinated in right of payment to the Obligations (if applicable). SECTION 5.17. No Default or Event of Default. No Default or Event of Default has occurred and is continuing under this Agreement or Loan Documents. SECTION 5.18. Sanctions. Each of the Borrowers and their respective Restricted Subsidiaries are in compliance with applicable Sanctions. None of the Borrowers, their respective Subsidiaries or any of their respective directors, officers, employees, agents, brokers or affiliates, or other Persons acting for or on behalf of a Borrower or any Restricted Subsidiary of a Borrower is a Sanctioned Person. The Letters of Credit or the proceeds of any Loan, directly or indirectly, will not be used and have not been used, (a) to fund any operations in or with, finance any investments or activities in or with, or make any payments to, a Sanctioned Person or a Sanctioned Country or (b) in any other manner that would result in a violation by any Person of any Sanctions. SECTION 5.19. Anti-Corruption Laws; Anti-Money Laundering Laws; USA PATRIOT Act. (a) Each of the Borrowers and its respective Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by such Borrower, its Subsidiaries and their respective directors, officers, employees, brokers and agents with Anti- Corruption Laws and Anti-Money Laundering Laws and applicable Sanctions, and the Borrowers, their Subsidiaries and their respective officers and employees and to the knowledge of the Borrowers, their and their respective Subsidiaries’ respective directors, brokers and agents, are in compliance with Anti-Corruption Laws and Anti-Money Laundering Laws in all material respects. No part of any Letter of Credit, Borrowing, the use of proceeds therefrom or any other transaction contemplated by this Agreement will violate Anti-Corruption Laws or Anti-Money Laundering Laws. (b) To the extent applicable, each Borrower and its respective Subsidiaries is in compliance, in all material respects, with the Patriot Act. SECTION 5.20. Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all of the Collateral in favor of the Administrative Agent, for the benefit of the Lenders, and, upon filing a UCC financing statement in each of the Loan Parties’ applicable jurisdiction of organization such Liens, will constitute perfected and continuing Liens on the Collateral in which a security interest can be perfected by filing a UCC financing statement, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of (a) Customary Permitted Liens or other Liens permitted by Section 6.04(b), to the extent any such Liens would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law or agreement, and (b) Liens perfected only by possession (including possession of any certificate of title), to the extent the Administrative Agent has not obtained or does not maintain possession of such Collateral. SECTION 5.21. Not an EEAAffected Financial Institution. No Loan Party is an EEAAffected Financial Institution. 83 -

SECTION 5.22. Material Agreements. Schedule 5.22 sets forth, as of the Signing Date, a complete and accurate list of all Material Contracts of the Borrowers and each of their respective Restricted Subsidiaries, showing the parties and subject matter thereof and amendments and modifications thereto. Each such Material Contract (a) is in full force and effect and is binding upon and enforceable against each Borrower and Restricted Subsidiary party thereto and, to the knowledge of such Borrower or Restricted Subsidiary, all other parties thereto in accordance with its terms, (b) has not been otherwise amended or modified, and (c) both before and after giving effect to the transactions contemplated in the Loan Documents (including any grant of security over such Material Contract to the extent constituting Collateral), is not in default or subject to early termination or cancellation, in each case due to the action of any Borrower or any of its respective Restricted Subsidiaries, provided, that this Section 5.22 shall only apply to the Separation Agreements to the extent the Separation Agreements are (i) executed and delivered by the applicable parties thereto and (ii) not terminated in accordance with the applicable terms thereunder and such termination shall be consistent with the Disclosure Documents, in each case, prior to the time of the making of any representation or warranty pursuant to any Loan Document. SECTION 5.23. Separation Transactions. The Separation Transactions have been duly authorized by and are, or will be, enforceable against FMC, the Borrowers and each of their respective Restricted Subsidiaries, and the Separation Transactions do not, or will not, require any consent or authorization that has not already been obtained, does not, or will not, violate any Requirement of Law, and does not, or will not, result in a default under any agreement of the Borrowers or their Restricted Subsidiaries (except to the extent that a Material Adverse Effect would not reasonably be expected to result therefrom), does not, or will not, result in the creation/imposition of any Lien on the assets of the Borrowers and their respective Restricted Subsidiaries and will not violate any of the organizational documents of FMC, the Borrowers or their respective Restricted Subsidiaries. ARTICLE VI COVENANTS OF THE COMPANY SECTION 6.01. Financial Covenants. So long as any obligations under this Agreement or any Note shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the Borrowers agree with the Administrative Agent to each of the following, unless the Required Lenders shall otherwise consent in writing: (a) Maximum Total Leverage Ratio. Commencing on June 30, 2020 and ending on the last day of each Fiscal Quarter prior to the Covenant Conversion Date, Livent shall maintain on the last day of each such Fiscal Quarter a Total Leverage Ratio of not more than a ratio of 6.00 to 1.00. (b) (a) Maximum NetFirst Lien Leverage Ratio. On the Covenant Conversion Date and on the last day of each Fiscal Quarter following the Covenant Conversion Date, Livent shall maintain on the last day of each such Fiscal Quarter a First Lien Leverage Ratio of not more than a ratio of 3.50 to 1.00. 84 -

(c) (b) Minimum Interest Coverage Ratio. Livent shall maintain an Interest Coverage Ratio, as determined as of the last day of each Fiscal Quarter, for the four Fiscal Quarters ending on such day, of at least a minimum ratio of 3.50 to 1.00. SECTION 6.02. Reporting Covenants. So long as any obligations under this Agreement or any Note shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, each Loan Party agrees with the Administrative Agent to each of the following, unless the Required Lenders shall otherwise consent in writing: (a) Financial Statements. Livent shall furnish to the Administrative Agent (with sufficient copies for each of the Lenders or in electronic, readable and duplicable form) each of the following: (i) Quarterly Reports. Within forty-five (45) days after the end of each Fiscal Quarter of each Fiscal Year, other than the fourth Fiscal Quarter of such Fiscal Year, financial information regarding Livent and its Subsidiaries consisting of Consolidated unaudited balance sheets as of the close of such quarter and the related statements of income and cash flows for such quarter and that portion of the Fiscal Year ending as of the close of such quarter (provided, that if Livent has designated one or more of its Subsidiaries as an Unrestricted Subsidiary, Livent shall include reasonably detailed reconciliation statements with respect to Livent and its Restricted Subsidiaries), setting forth in comparative form the figures for the corresponding period in the prior year, in each case certified by a responsible officer of Livent as fairly presenting the Consolidated financial position of Livent and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments). (ii) Annual Reports. Within ninety (90) days after the end of each Fiscal Year, audited financial information regarding Livent and its Subsidiaries consisting of Consolidated balance sheets of Livent and its Subsidiaries as of the end of such year and related statements of income, changes in stockholders’ equity and cash flows of Livent and its Subsidiaries for such Fiscal Year (provided, that if Livent has designated one or more of its Subsidiaries as an Unrestricted Subsidiary, Livent shall include reasonably detailed reconciliation statements with respect to Livent and its Restricted Subsidiaries), all prepared in conformity with GAAP and certified without a “going concern” or like qualification or exception and without any qualification as to the scope of the audit by Livent’s Accountants, together with the report of such accounting firm stating that (A) such financial statements fairly present the Consolidated financial position of Livent and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which Livent’s Accountants shall concur and that shall have been disclosed in the notes to the financial statements) and (B) the examination by Livent’s Accountants in connection with such Consolidated financial statements has been made in accordance with generally accepted auditing standards. (iii) Compliance Certificate. Together with each delivery of any financial statement pursuant to clause (i) or (ii) above, a certificate of a responsible officer of Livent in substantially the form attached hereto as Exhibit G (or such other form approved by the Administrative Agent) (each, a “Compliance Certificate”) (A) showing in reasonable detail the calculations used in determining the(x) prior to the Covenant 85 -

Conversion Date, the Total Leverage Ratio and (y) on and after the Covenant Conversion Date, the First Lien Leverage Ratio, and demonstrating compliance with each of the financial covenants contained in Section 6.01 that is tested on a quarterly basis, and (B) stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action that Livent proposes to take with respect thereto. (iv) Budget. Within ninety (90) days after the start of each Fiscal Year, a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and funds flow statement) of Livent and its Subsidiaries for each month of such fiscal year in form reasonably satisfactory to the Administrative Agent. (b) Default Notices. (i) As soon as practicable, and in any event within five (5) Business Days after a responsible officer of any Borrower has actual knowledge of the existence of any Default, Event of Default or other event having had a Material Adverse Effect or having any reasonable likelihood of causing or resulting in a Material Adverse Change, Livent shall give the Administrative Agent notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given by telephone, shall be promptly confirmed in writing on the next Business Day; and (ii) As soon as practicable, and in any event within five (5) Business Days after a responsible officer of any Borrower or any of its respective Restricted Subsidiaries has actual knowledge of the existence of any default under any Indebtedness of any Borrower or any of its respective Restricted Subsidiaries which is outstanding in a principal amount of at least $25 million in the aggregate, the Borrowers shall give the Administrative Agent notice specifying the nature of such default, including the anticipated effect thereof, which notice, if given by telephone, shall be promptly confirmed in writing on the next Business Day. (c) Litigation. Promptly after the commencement thereof, the Borrowers shall give the Administrative Agent written notice of the commencement of all actions, suits and proceedings before any domestic or foreign Governmental Authority or arbitrator, affecting any Borrower or any of such Borrower’s Restricted Subsidiaries that (i) seeks injunctive or similar relief that, if granted, would reasonably be expected to have a Material Adverse Effect or (ii) in the reasonable judgment of such Borrower or such MaterialRestricted Subsidiary, exposes such Borrower or such MaterialRestricted Subsidiary to liability that, if adversely determined, would reasonably be expected to have a Material Adverse Effect. (d) SEC Filings; Press Releases. Promptly after the sending or filing thereof, each Borrower shall send the Administrative Agent copies, electronic or otherwise, of (i) all reports that such Borrower sends to its security holders generally, (ii) all reports and registration statements that such Borrower or any of its Restricted Subsidiaries files with the SEC or any national or foreign securities exchange or the National Association of Securities Dealers, Inc., (iii) all financial (including any updates to the annual combined financial statements contained in the Disclosure Documents as in effect on the Effective Date) and other material press releases and (iv) all other statements concerning material changes or developments in the business of any 86 -

Borrower or any of its Restricted Subsidiaries made available by any Borrower or any of its Restricted Subsidiaries to the public or any other creditor. (e) ERISA Matters. Each Borrower shall furnish the Administrative Agent (with sufficient copies for each of the Lenders or in electronic, readable and duplicable form) each of the following: (i) promptly and in any event within thirty (30) days after such Borrower or any ERISA Affiliate knows or should reasonably know that any ERISA Event with respect to such Borrower has occurred, a statement of a principal financial officer of such Borrower describing such ERISA Event and the action, if any, which such Borrower or such ERISA Affiliate proposes to take with respect thereto; (ii) promptly and in any event within ten (10) Business Days after receipt thereof by such Borrower or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan where such action would have a Material Adverse Effect; (iii) promptly and in any event within twenty (20) Business Days after receipt thereof by such Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by such Borrower or any ERISA Affiliate (A) that it has incurred a Withdrawal Liability to a Multiemployer Plan, (B) of being insolvent or in endangered or critical status or termination, within the meaning of Title IV of ERISA, of any Multiemployer Plan or (C) the amount of liability incurred, or which may be incurred, by such Borrower or any ERISA Affiliate in connection with any event described in clause (A) or (B) above. (f) Perfection Certificate. Concurrently with the delivery of a Compliance Certificate, a Perfection Certificate Supplement (or a certificate confirming that there has been no change in information since the date of the Perfection Certificate or latest Perfection Certificate Supplement), signed by each Borrower and in a form reasonably satisfactory to the Administrative Agent. (g) Other Information. Each Borrower shall provide the Administrative Agent and each requesting Lender with such other information respecting the business, properties, condition, financial or otherwise, or operations of such Borrower or any of its Restricted Subsidiaries as the Administrative Agent or such Lender through the Administrative Agent may from time to time reasonably request. (h) Deemed Delivery. Information required to be delivered pursuant to Section 6.02(a) or (d) above shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on DebtDomain or a similar site to which the Lenders have been granted access or such reports shall be available on the website of the SEC at http://www.sec.gov or on Livent’s website at www.livent.com. SECTION 6.03. Affirmative Covenants. So long as any obligations under this Agreement or any Note shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, each Loan Party agrees with the Administrative Agent to each of the following (for the avoidance of doubt, nothing contained in this Section 6.03 87 -

shall impair or prevent the consummation of the Separation Transactions), unless the Required Lenders shall otherwise consent in writing: (a) Preservation of Corporate Existence, Etc. Each Borrower shall, and shall cause each of its Restricted Subsidiaries to, preserve and maintain its legal existence, rights (charter and statutory), franchises and Permits, except as permitted by Section 6.04(c). (b) Compliance with Laws, Etc. Each Borrower shall, and shall cause each of its Restricted Subsidiaries to, comply with all applicable Requirements of Law, Contractual Obligations and Permits, including ERISA, except where the failure so to comply would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. (c) Conduct of Business. Each Borrower shall, and shall cause each of its Restricted Subsidiaries to, (i) conduct its business in the ordinary course consistent with past practice and (ii) use its reasonable efforts, in the ordinary course and consistent with past practice, to preserve its business and the goodwill and business of the customers, advertisers, suppliers and others having business relations with such Borrower or any of its Restricted Subsidiaries, except in each case where the failure to comply with the covenants in each of clauses (i) and (ii) above would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. (d) Payment of Taxes, Etc. Each Borrower shall, and shall cause each of its Restricted Subsidiaries to, pay and discharge before the same shall become delinquent, all U.S. federal taxes and all other material and lawful governmental claims, taxes, assessments, charges and levies, except where contested in good faith, by proper proceedings and adequate reserves therefor have been established on the books of the such Borrower or the appropriate Restricted Subsidiary in conformity with GAAP or locally applicable accounting principles. (e) Maintenance of Insurance. (i) Each Borrower shall maintain for itself, and cause to be maintained for each of its Restricted Subsidiaries, insurance with responsible and reputable insurance companies or associations in such amounts (subject to customary retentions and deductibles) and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Borrower or such Restricted Subsidiary operates. (ii) Each Borrower will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding. (iii) Each such policy of insurance maintained by any Loan Party shall (A) name the Administrative Agent on behalf of the Lenders as an additional insured thereunder as its interests may appear and (B) in the case of each casualty insurance policy (including any business interruption insurance policy), contain a loss payable clause or endorsement that names the Administrative Agent, on behalf of the Lenders as the loss payee thereunder and provides for at least 30 days’ prior written notice to the 88 -

Administrative Agent of any modification or cancellation of such policy (or 10 days’ prior written notice in the case of the failure to pay any premiums thereunder). (iv) Each Borrower shall, if at any time the area in which any Material Real Property is located is designated (A) a Special Flood Hazard Area, obtain Flood Insurance in an amount required by any applicable Requirement of Law, or (B) a “Zone 1” area, obtain earthquake insurance in such total amount as customary for similarly situated Persons engaged in the same or similar businesses as Livent and its Restricted Subsidiaries. (f) Access. Each Borrower shall from time to time permit the Administrative Agent and the Lenders, or any agents or representatives thereof, within two (2) Business Days after written notification of the same (except that during the continuance of an Event of Default, no such notice shall be required) to (i) examine and make copies of and abstracts from the records and books of account of each Borrower and each of its Restricted Subsidiaries, (ii) visit the properties of each Borrower and each of their Restricted Subsidiaries, (iii) discuss the affairs, finances and accounts of each Borrower and each of their Restricted Subsidiaries with any of their respective officers or directors and (iv) communicate directly with any of its certified public accountants (including Livent’s Accountants). Each Borrower shall authorize its certified public accountants (including Livent’s Accountants) to disclose to the Administrative Agent or any Lender any and all financial statements and other information of any kind, as the Administrative Agent or any Lender reasonably requests from each Borrower and that such accountants may have with respect to the business, financial condition, results of operations or other affairs of each Borrower or any of its Restricted Subsidiaries; provided, that any such disclosures shall be considered Confidential Information governed by Section 9.11 hereof. (g) Keeping of Books. Each Borrower shall, and shall cause each of its Restricted Subsidiaries to, keep proper books of record and account, in which full and correct entries shall be made in conformity with GAAP of all financial transactions and the assets and business of such Borrower and such Material Subsidiary. (h) Maintenance of Properties, Etc. Each Borrower shall, and shall cause each of its Restricted Subsidiaries to, maintain and preserve (i) in good working order and condition all of its properties necessary in the conduct of its business, (ii) all rights, permits, licenses, approvals and privileges (including all Permits) used or useful or necessary in the conduct of its business and (iii) all intellectual property rights used in or otherwise related to the business of the Borrowers and their respective Restricted Subsidiaries, except where failure to so maintain and preserve the items set forth in clauses (i), (ii) and (iii) above would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. (i) Application of Proceeds. The entire amount of the Letters of Credit or the proceeds of the Loans shall be used by each Borrower for general corporate purposes (including capital expenditures and Permitted Acquisitions) or for the purposes of making any payments described pursuant to the terms of the Plan of Reorganization. (j) Environmental. Each Borrower shall, and shall cause all of its Restricted Subsidiaries to, comply in all material respects with Environmental Laws and, without limiting the foregoing, each Borrower shall, at its sole cost and expense, upon receipt of any notification or otherwise obtaining knowledge of any Release or other event (including noncompliance with Environmental Law) that has any reasonable likelihood of any Borrower and any Restricted 89 -

Subsidiary incurring material Environmental Liabilities and Costs, (i) conduct or pay for consultants to conduct, such tests or assessments of environmental conditions at such operations or properties as the applicable Borrower deems appropriate under the circumstances and (ii) take such Remedial Action and undertake such investigation or other action as required by Environmental Laws or as any Governmental Authority requires or as is appropriate and consistent with good business practice to address the Release or event and otherwise ensure compliance with Environmental Laws and (iii) promptly notify the Administrative Agent of such Release or other event. Without limiting the foregoing, if an Event of Default is continuing or if the Administrative Agent at any time has a reasonable basis to believe that there exist violations of Environmental Laws by any Borrower or any of its respective Restricted Subsidiaries or that there exist any material Environmental Liabilities and Costs, then each Borrower shall, and shall cause all of its Restricted Subsidiaries to, promptly upon receipt of request from the Administrative Agent, cause the performance of, and allow the Administrative Agent, each Lender and its Related Parties access to such real property for the purpose of conducting, such environmental audits and assessments, including subsurface sampling of soil and groundwater, and cause the preparation of such reports, in each case as the Administrative Agent and the Lenders may from time to time reasonably request, the cost of which shall be the sole responsibility of the Borrowers (on a joint and several basis). Such audits, assessments and reports, to the extent not conducted by the Administrative Agent, the Lenders or any of their respective Related Parties, shall be conducted and prepared by reputable environmental consulting firms reasonably acceptable to the Administrative Agent and shall be in form and substance reasonably acceptable to the Administrative Agent. (k) Designation as Senior Debt. Each Borrower shall, and shall cause all of its Restricted Subsidiaries to ensure that the Obligations under this Agreement are and at all times remain “senior debt,” “senior indebtedness,” “guarantor senior debt,” “senior secured financing” and “designated senior indebtedness” (or any comparable term) under the documentation for all Indebtedness that is subordinated in right of payment to the Obligations (if applicable). (l) Sanctions, etc. Each Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by such Borrower, its respective Restricted Subsidiaries and its and their respective directors, officers, employees, brokers, agents and any other Persons acting for or on behalf of a Borrower or any Restricted Subsidiary thereof with Anti-Corruption Laws, Anti-Money Laundering Laws, applicable Sanctions. (m) Additional Collateral; Further Assurances. (i) Subject to applicable law, each Borrower shall cause each of its wholly- owned Material Domestic Subsidiaries formed or acquired on or after the date of this Agreement in accordance with the terms of this Agreement to become a Guarantor (provided, that any Subsidiary Redesignation resulting in an Unrestricted Subsidiary that is a wholly-owned Material Domestic Subsidiary becoming a Restricted Subsidiary shall be deemed to be an acquisition for the purposes of this Agreement), within thirty (30) days (or such later date as the Administrative Agent may agree) after the date of such formation or acquisition, by executing the joinder agreement set forth as Exhibit E hereto (the “Joinder Agreement”). Upon execution and delivery thereof, each such Person shall automatically become a Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents. 90 -

(ii) Subject to applicable law, each Borrower and other Loan Party shall cause each of its wholly-owned Material Domestic Subsidiaries formed or acquired after the date of this Agreement in accordance with the terms of this Agreement (provided, that any Subsidiary Redesignation resulting in an Unrestricted Subsidiary that is a wholly- owned Material Domestic Subsidiary becoming a Restricted Subsidiary shall be deemed to be an acquisition for the purposes of this Agreement) and each Subsidiary who hereafter becomes a Material Domestic Subsidiary, in each case, (A) within thirty (30) days (or such later date as the Administrative Agent may agree) after the date of such formation or acquisition (or after the date on which such Subsidiary becomes a Material Domestic Subsidiary, as applicable) to execute a joinder to the Security Agreement, pursuant to which such Material Domestic Subsidiary shall grant Liens to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, in any property of such Loan Party which constitutes Collateral, and (B) within sixty (60) days (or such later date as the Administrative Agent may agree) after the date of such formation or acquisition (or after the date on which such Subsidiary becomes a Material Domestic Subsidiary, as applicable) to execute a Mortgage, pursuant to which such Material Domestic Subsidiary shall grant Liens to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, in any property of such Loan Party which constitutes Material Real Property and satisfy all Mortgage Requirements in connection therewith. (iii) Subject to the foregoing clauses (i) and (ii), each Loan Party will cause (A) 100% of the issued and outstanding Stock of each of its Domestic Subsidiaries and (B) 65% of the issued and outstanding Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Excluded Subsidiary (including any Subsidiary who becomes an Excluded Subsidiary after the Effective Date) directly owned by any Loan Party to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request. (iv) Without limiting the foregoing, each Loan Party will, and will cause each Subsidiary to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements and other documents and such other actions or deliveries of the type required by Section 4.02, as applicable), which may be required by law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and, to the extent required by the Security Agreement, to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all at the expense of the Loan Parties. (n) Designation of Subsidiaries. Livent may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided, that each such designation satisfies the applicable requirements set forth in the definition of “Unrestricted Subsidiary”. 91 -

(o) Post-Closing Deliverables. As promptly as practicable, and in any event within the time periods after the Effective Date specified in Schedule 6.03(o) (or such later date as the Administrative Agent reasonably agrees to in writing), Livent shall deliver, or cause to be delivered, the documents or take the actions specified on Schedule 6.03(o). (p) Separation Transactions and Separation Agreements. Each of the Borrowers agrees (i)(A) to enter into each of the Separation Agreements on or prior to the Lithium IPO and (B) to provide to the Arrangers (1) executed copies of each Separation Agreement and (2) any amendments, modifications, supplements or other changes to each of the Separation Agreements, in the case of clauses (i)(B)(1) and (i)(B)(2), promptly following the execution and delivery thereof (or notice of the filing of such Separation Agreements as exhibits to the Disclosure Documents or any amendments, modifications or supplements with the SEC) and (ii) that such Separation Agreements, amendments, modifications or supplement shall not contain any terms or provisions that are materially more adverse to the interests of the Lenders than the draft Separation Agreements provided to counsel to the Administrative Agent on or before September 13, 2018. Each Separation Transaction shall be consummated in a manner and on the term and conditions, consistent in all material respects with the description thereof in the Disclosure Documents, other than with respect to changes that are not materially adverse to the Lenders or are otherwise approved in writing by the Arrangers. SECTION 6.04. Negative Covenants. So long as any obligations under this Agreement or any Note shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the Loan Parties agree with the Administrative Agent to each of the following (provided, that, to the extent not completed prior to the Signing Date or the Effective Date, as applicable, nothing contained in this Section 6.04 shall impair or prevent the consummation of the Separation Transactions) unless the Required Lenders shall otherwise consent in writing: (a) Indebtedness. No Borrower shall, nor shall it permit any Restricted Subsidiary to, create, incur or suffer to exist any Indebtedness, except for the following: (i) the Secured Obligations including additional Indebtedness incurred hereunder in accordance with the provision of Section 2.04; (ii) Indebtedness existing on the date hereof and set forth in Schedule 6.04(a)(ii); (iii) Indebtedness of any Borrower to any Restricted Subsidiary and of any Restricted Subsidiary to any Borrower or any other Restricted Subsidiary; provided, that (A) Indebtedness of any Restricted Subsidiary that is not a Loan Party to any Borrower or to any Restricted Subsidiary that is a Loan Party shall be subject to Section 6.04(d) and (B) Indebtedness of any Borrower to any Restricted Subsidiary and Indebtedness of any Restricted Subsidiary that is a Loan Party to any Restricted Subsidiary that is not a Loan Party shall be subordinated to the Secured Obligations on terms reasonably satisfactory to the Administrative Agent; (iv) Guarantees by any Borrower of Indebtedness of any Restricted Subsidiary and by any Restricted Subsidiary of Indebtedness of any Borrower or any other Restricted Subsidiary; provided, that (A) the Indebtedness so Guaranteed is permitted by this Section 6.04(a), (B) Guarantees by any Borrower or any of its 92 -

respective Restricted Subsidiaries that is a Loan Party of Indebtedness of any Restricted Subsidiary that is not a Loan Party shall be subject to Section 6.04(d) and (C) Guarantees permitted under this clause (iv) shall be subordinated to the Obligations on the same terms as the Indebtedness so Guaranteed is subordinated to the Obligations; (v) Indebtedness of any Borrower or any of its respective Restricted Subsidiaries incurred to finance the acquisition, construction or improvement of any fixed or capital assets (including equipment and whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition (including by way of any Permitted Acquisition) of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness in accordance with clause (vi) hereof; provided, that, (A) such Indebtedness is incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement and (B) after giving effect to Indebtedness permitted by this clause (v) (including any refinancing thereof permitted by clause (vi)), Livent shall be in pro forma compliance with (i) prior to the Covenant Conversion Date, Section 6.01;(a) and (ii) on and following the Covenant Conversion Date, Section 6.01(b). (vi) Indebtedness which represents an extension, refinancing, or renewal of any of the Indebtedness described in clauses (ii) and (v) hereof; provided, that, (A) the aggregate principal amount of such Indebtedness does not exceed the principal amount of such Indebtedness being refinanced plus the amount of any interest, premiums or penalties required to be paid, plus fees and expenses associated therewith, (B) any Liens securing such Indebtedness are not extended to any additional property of any Loan Party, (C) no Loan Party that is not originally obligated (or required to become obligated) with respect to repayment of such Indebtedness is required to become obligated with respect thereto, (D) such extension, refinancing or renewal does not result in a shortening of the average weighted maturity of the Indebtedness so extended, refinanced or renewed, (E) the terms of any such extension, refinancing, or renewal are not materially less favorable to the obligor thereunder than the original terms of such Indebtedness, taken as a whole, and (F) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Secured Obligations, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to the refinanced, renewed, or extended Indebtedness; (vii) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such person, in each case incurred in the ordinary course of business; (viii) Indebtedness of any Borrower or any of its respective Restricted Subsidiaries in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business; 93 -

(ix) Indebtedness or Guarantees of any Borrower or any of its respective Restricted Subsidiaries in connection with any Hedging Contract, in each case entered into in the ordinary course of business; (x) Indebtedness arising from customary agreements providing for indemnification, adjustment of purchase price, earnout, deferred purchase price or similar obligations in connection with acquisitions or dispositions of any business or assets by or of any Borrower or any of its respective Restricted Subsidiaries permitted hereunder; (xi) Judgments entered against any Borrower or any of its respective Restricted Subsidiaries to the extent not constituting an Event of Default; (xii) Indebtedness or Guarantees incurred in the ordinary course of business in connection with cash pooling, netting and cash management arrangements consisting of overdrafts or similar arrangements; (xiii) Indebtedness of a Person or Indebtedness attaching to assets of a Person that, in either case, becomes a Restricted Subsidiary (other than any Mine OpCo Group Member) or Indebtedness attaching to assets that are acquired by any Borrower or any of its respective Restricted Subsidiaries, (other than any Mine OpCo Group Member), in each case as the result of a Permitted Acquisition; provided, that (A) such Indebtedness existed at the time such Person became a Restricted Subsidiary or at the time such assets were acquired and, in each case, was not created in anticipation thereof and (B) immediately after giving effect thereto, Livent shall be in pro forma compliance with the Leverage Ratio no greater than the Leverage Ratio as of the Effective Date(a) prior to the Covenant Conversion Date, Section 6.01(a) and (b) on and following the Covenant Conversion Date, Section 6.01(b); (xiv) Indebtedness of any Borrower or any of its respective Restricted Subsidiaries in connection with a Permitted Factoring or Receivables Transaction; (xv) Indebtedness incurred under any credit card facility in an aggregate amount not exceeding $5 million at any time outstanding plus any accrued and unpaid interest thereon; (xvi) Indebtedness of Restricted Subsidiaries (other than any Mine OpCo Group Member) that are not Domestic Subsidiaries provided that the aggregate principal amount of such Indebtedness shall not exceed $25 million outstanding at any time; (xvii) Indebtedness of any Borrower or any of its respective Restricted Subsidiaries incurred in the ordinary course of business under guarantees of Indebtedness of suppliers, licensees, franchisees or customers provided that the aggregate principal amount of such Indebtedness shall not exceed $10 million outstanding at any time; and (xviii) other Indebtedness in an aggregate principal amount not exceeding $50 million at any time outstanding. (xviii) other Indebtedness of Restricted Subsidiaries (other than any Mine OpCo Group Member) in an aggregate principal amount (i) not to exceed $25 million at any 94 -

time outstanding prior to the Covenant Conversion Date, and (ii) not to exceed $50 million at any time outstanding on and following the Covenant Conversion Date; and (xix) other unsecured Indebtedness of Restricted Subsidiaries (other than any Mine OpCo Group Member) in an aggregate principal amount not exceeding $350 million at any time outstanding; provided, however, (i) any such Indebtedness shall not be incurred by any Person other than a Loan Party, (ii) if such Indebtedness is Guaranteed, it shall not be Guaranteed by any Person other than a Loan Party and (iii) any such Indebtedness shall not mature or require any scheduled amortization or scheduled payments of principal and shall not be subject to any mandatory redemption, repurchase, repayment or sinking fund obligation (other than customary offers to repurchase in connection with any change of control, Disposition or casualty event), in each case, prior to the date that is 91 days after the Final Maturity Date. (b) Liens, Etc. No Borrower shall, nor shall it permit any Restricted Subsidiary to, create or suffer to exist, any Lien upon or with respect to any of their respective properties or assets, whether now owned or hereafter acquired, or assign, or permit any of its Restricted Subsidiaries to assign, any right to receive income, except for the following: (i) Liens created pursuant to any Loan Document (including, for the avoidance of doubt, any Cash Collateral granted with respect thereto); (ii) Customary Permitted Liens; (iii) any Lien on any property or asset of the Borrowers or any of their respective Restricted Subsidiaries existing on the date hereof and set forth in Schedule 6.04(b)(iii); provided, that (A) such Lien shall not apply to any other property or asset of the Borrowers or their respective Restricted Subsidiaries and (B) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (iv) any Lien existing on any property or asset prior to the acquisition thereof (including by way of any Permitted Acquisition) by the Borrowers or any of their respective Restricted Subsidiaries or existing on any property or asset of any Person that becomes a Restricted Subsidiary after the date hereof prior to the time such Person becomes a Restricted Subsidiary; provided, that (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of Livent or any Restricted Subsidiary thereof and (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (v) Liens on fixed or capital assets acquired, constructed or improved by a Borrower or any Restricted Subsidiary; provided, that (A) such security interests secure Indebtedness permitted by clause (v) of Section 6.04(a), (B) such security interests and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 110% of the cost of acquiring, constructing 95 -

or improving such fixed or capital assets and (D) such security interests shall not apply to any other property or assets of the Borrowers or their respective Restricted Subsidiaries; (vi) Liens on property or assets of Restricted Subsidiaries (other than any Mine OpCo Group Member) that are not Domestic Subsidiaries securing Indebtedness of such Foreign Subsidiary permitted by clause (xvi) of Section 6.04(a); (vii) Liens not otherwise permitted hereunder which relate to obligations not exceeding (i) $25 million at any time outstanding prior to the Covenant Conversion Date and (ii) $50 million at any time outstanding on or following the Covenant Conversion Date; provided, that such Liens shall not extend or apply to any assets or property of any Mine OpCo Group Member; and (viii) Liens securing Indebtedness permitted by clause (xiv) of Section 6.04(a); provided, that such Liens shall only relate to the underlying assets that are the subject of the Permitted Factoring or Receivables Transaction. (c) Restriction on Fundamental Changes. (i) No Borrower will, nor will it permit any Restricted Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, and no Borrower will sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets on a consolidated basis (in each case, whether now owned or hereafter acquired), except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing, (A) any Restricted Subsidiary of any Borrower may merge into any Borrower in a transaction in which such Borrower is the surviving corporation; (B) any Restricted Subsidiary may merge into any Loan Party in a transaction in which the surviving entity is a Loan Party; (C) any Person may merge with or into any Loan Party or any of its Restricted Subsidiaries in connection with a Permitted Acquisition so long as, in the case of a merger involving any Loan Party, such Loan Party is the surviving entity; (D) any Restricted Subsidiary may (x) sell, transfer, lease or otherwise dispose of its assets to any Borrower or to another Restricted Subsidiary, (y) be dissolved or liquidated into another Loan Party; provided, that the surviving Person is a Loan Party and (z) otherwise have their existence terminated to the extent that the assets of such Restricted Subsidiary are distributed, upon such termination, to one or more Borrowers or Restricted Subsidiaries; provided, that to the extent that any assets that are distributed by a Loan Party shall be distributed to another Loan Party (or another Person who concurrently becomes a Loan Party); and (E) any Restricted Subsidiary that is not a Loan Party may liquidate or dissolve if the Loan Party which owns such Restricted Subsidiary determines 96 -

in good faith that such liquidation or dissolution is in the best interests of such Loan Party and is not materially disadvantageous to the Lenders; provided, that any such merger involving a Person that is not a wholly owned Restricted Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04(d). Notwithstanding anything to the contrary in the foregoing, each Borrower and each of its Restricted Subsidiaries shall be permitted to enter into an agreement to effect any transaction of merger or consolidation that is not otherwise permitted under this Section 6.04(c) at a future time; provided, that such agreement shall be conditioned on (1) obtaining requisite approvals permitting the respective transaction (and any related financing or other transactions) in accordance with the requirements of Section 9.01 or (2) the satisfaction and discharge of all outstanding Obligations under this Agreement and the other Loan Documents; provided, further that such agreement shall (x) not contain any provision imposing fees or damages on any Borrower or any of its respective Restricted Subsidiaries for failure to meet the conditions set forth above and (y) contain termination provisions which will provide for the termination of the agreement within a reasonable time if the conditions described in the preceding proviso have not been satisfied by such time. (ii) No Borrower will, nor will it permit any of its Restricted Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by Livent and its Restricted Subsidiaries on the date of execution of this Agreement and businesses which are, in the good faith judgment of the Board of Directors, similar, complimentary or substantially related thereto or are reasonable extensions thereof. (iii) Livent and each of its Restricted Subsidiaries will not change their respective Fiscal Year. (d) Investments, Loans, Advances, Guarantees and Acquisitions. No Borrower shall, nor shall it permit any Restricted Subsidiary to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Borrower and a Wholly-Owned Subsidiary that is a Restricted Subsidiary prior to such merger) any Stock, evidences of Indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except for the following: (i) Investments in cash and Cash Equivalents; (ii) Investments in existence on the date of this Agreement or committed to be made pursuant to an agreement existing on the date of this Agreement, in each case described in Schedule 6.04(d)(ii); (iii) Investments by any Borrower or any Restricted Subsidiary in any other Borrower or any other Loan Party; (iv) Guarantees constituting Indebtedness permitted by Section 6.04(a); 97 -

(v) Permitted Acquisitions; (vi) loans and advances to directors, officers and employees of any Borrower or any of its respective Restricted Subsidiaries in the ordinary course of business (including for travel, entertainment and relocation expenses and analogous ordinary business purposes and to finance the purchase of Stock of Livent) in an aggregate amount for any Borrower and any Restricted Subsidiaries not to exceed $10 million at any time outstanding; (vii) investments received in connection with the bankruptcy or reorganization of any Person or in settlement of obligations of, or disputes with, any Person arising in the ordinary course of business; (viii) Hedging Contracts permitted by Section 6.04(k); (ix) (A) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business or (B) Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (x) to the extent constituting Investments, performance guarantees of obligations of any Borrower or any of its respective Restricted Subsidiaries in the ordinary course of business; (xi) Investments made in respect of joint ventures or other similar agreements or partnership not to exceed $50 million in any fiscal year; (xii) any Investment so long as, after giving effect thereto on a pro forma basis, (A) no Event of Default shall have occurred and be continuing or would result therefrom and (B) the First Lien Leverage Ratio, as of the last day of the most recently ended Fiscal Quarter, does not exceed 2.50:1.00; (xiii) Investments made by any Borrower and/or any of its Restricted Subsidiaries in an aggregate outstanding amount not to exceed the portion, if any, of the Available Amount Basket on such date that such Borrower or such Restricted Subsidiary elects to apply to this clause (xiii), provided, that no Event of Default shall have occurred and be continuing or would result therefrom; (xiv) Investments made in Restricted Subsidiaries which are not also Loan Parties in an aggregate amount (valued at cost) not to exceed $100200 million (net of any return or repayment) during the term of this Agreement; (xv) in addition to Investments otherwise expressly permitted by this Section 6.04(d), Investments by any Borrower or any of its respective Restricted Subsidiaries in an aggregate amount (valued at cost) not to exceed $50 million (net of any return or repayment) during the term of this Agreement; 98 -

(xvi) Investments to the extent that payment for such investments is made solely with newly issued Stock of Livent; (xvii) Investments in or by a qualified receivables or factoring entity in connection with a Permitted Factoring or Receivables Transaction; and (xviii) Investments made by any Restricted Subsidiary that is not a Loan Party in any other Restricted Subsidiary that is not a Loan Party. (e) Asset Dispositions; Sale and Leaseback Transactions. No Borrower shall, nor shall it permit any Restricted Subsidiary to, make any Disposition, except for the following: (i) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business; (ii) Dispositions (including non-exclusive licenses) of inventory in the ordinary course of business; (iii) Dispositions of property by any Borrower to any other Borrower or any Restricted Subsidiary and by any Restricted Subsidiary to any Borrower or any other Restricted Subsidiary; provided, that if such property is subject to any Lien under any Collateral Document prior to any such Disposition, such property shall remain subject to valid and perfected Liens under the Collateral Documents after such Disposition; (iv) Dispositions permitted by Sections 6.04(c), 6.04(d), 6.04(f) and 6.04(n); (v) Dispositions of overdue accounts receivable solely in connection with the collection or compromise thereof; (vi) Dispositions pursuant to operating leases (not in connection with any sale and leaseback transactions or other Capital Lease Obligations) entered into in the ordinary course of business; (vii) Dispositions of property and assets subject to condemnation and casualty events; (viii) Dispositions of cash and Cash Equivalents in the ordinary course of business; (ix) Dispositions consisting of the licensing or sublicensing of intellectual property and licenses, leases or subleases of other property, in each case in the ordinary course of business; (x) Dispositions to a receivables or factoring entity of accounts receivable and related assets in connection with a Permitted Factoring or Receivables Transaction; (xi) Dispositions of Investments (including Stock) in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the 99 -

joint venture parties set forth in joint venture arrangements and similar binding arrangements; and (xii) Dispositions by any Borrower and any Restricted Subsidiary not otherwise permitted under this Section 6.04(e); provided, that (A) at the time of such Disposition, no Default shall exist or would result from such Disposition, and (B) at least 75% of the consideration for such Disposition shall consist of cash or Cash Equivalents, provided, however, that for the purposes of this clause (xii), the following shall be deemed to be cash: (1) any securities received by any Borrower or any of its respective Restricted Subsidiaries from such transferee that are converted by such Borrower or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received in the conversion) within one hundred eighty (180) days following the closing of the applicable Disposition and (2) any Designated Non-Cash Consideration in respect of such Disposition having an aggregate fair market value, taken together with the Designated Non-Cash Consideration in respect of all other Dispositions, not in excess of $5 million (with the fair market value of each item of Designated Non-Cash Consideration being measured as of the time received). provided, however, that any Disposition pursuant to Section 6.04(e)(i), Section 6.04(e)(ii) and Section 6.04(e)(iv) (except insofar as it relates to any transaction solely between Livent and any Restricted Subsidiary or Section 6.04(f)), Section 6.04(e)(v) (except to the extent determined by the applicable Person making such Disposition in good faith to be appropriate in accordance with its usual practice), Section 6.04(e)(vi) and Section 6.04(e)(xii) shall be for fair market value (or, in respect of Section 6.04(e)(xii), where the fair market value cannot reasonably be determined, such disposition shall otherwise be in accordance with the terms of Section 6.04(e)(xii)). (f) Restricted Payments. No Borrower shall, nor shall it permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except for the following: (i) (A) any Borrower may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, and (B) Subsidiaries may declare and pay dividends ratably with respect to their Stock; (ii) on and following the Covenant Conversion Date, Restricted Payments paid in cash to shareholders of Livent, so long as (A) no Event of Default has occurred and is continuing, and (B) the First Lien Leverage Ratio, as of the last day of the most recently ended Fiscal Quarter, calculated on pro forma basis, shall not exceed 2.50 to 1.00; (iii) on and following the Covenant Conversion Date, Restricted Payment paid in cash to shareholders of Livent, so long as the aggregate amount of such Restricted Payments does not exceed $25 million in any Fiscal Year; (iv) issuances of Stock to sellers of Permitted Acquisitions in satisfaction of obligations of the type described in Section 6.04(a)(x); 100 -

(v) on and following the Covenant Conversion Date, Livent may repurchase, redeem, retire or otherwise acquire for value its Stock (including any stock appreciation rights in respect thereof) from current or former employees or directors; provided, that the aggregate annual cash payments in respect of such repurchases, redemptions, retirements and acquisitions shall not exceed $10 million; (vi) on and following the Covenant Conversion Date, Livent may purchase, redeem or otherwise acquire shares of its Stock or other common equity interests or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its Stock or other common equity interests; (vii) on and following the Covenant Conversion Date, Repurchases of Stock deemed to occur upon the exercise of options to purchase Stock if such shares of Stock represent a portion of the exercise price of such options; (viii) Livent may make Restricted Payments to FMC or its affiliates contemplated by the Separation Agreements, provided, that there shall be no other material payments or distributions to FMC or its affiliates unless otherwise expressly permitted as a Restricted Payment under this Section 6.04(f) or under a Separation Agreement; (ix) on and following the Covenant Conversion Date, Livent may make Restricted Payments in an amount not to exceed the portion, if any, of the Available Amount Basket on such date that Livent elects to apply to this clause (ix), so long as (A) no Event of Default shall have occurred and be continuing or would result therefrom, and (B) after giving effect to any such Restricted Payment, Livent shall be in pro forma compliance with Section 6.01. (g) Change in Nature of Business. No Borrower shall, nor shall it permit any of its Restricted Subsidiaries to, make any material change in the nature or conduct of Livent’s Business, whether in connection with a transaction permitted by Section 6.04(c) or otherwise; provided, however, that nothing in this Section 6.04(g) shall prohibit any Borrower or any of its respective Restricted Subsidiaries from consummating the Transactions. (h) Modification of Constituent Documents. No Borrower shall, nor shall it permit any of its Restricted Subsidiaries to, amend its Constituent Documents, except for changes and amendments that would not reasonably be expected to be materially adverse to the interest of the Lenders. (i) Accounting Changes. No Borrower shall, nor shall it permit any of its Restricted Subsidiaries to, change its accounting treatment and reporting practices or tax reporting treatment, except as required or permitted by GAAP. (j) Margin Regulations. No Borrower shall, nor shall it permit any of its Restricted Subsidiaries to, use all or any portion of the proceeds of any credit extended hereunder to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board) in contravention of Regulation U of the Federal Reserve Board. 101 -

(k) No Speculative Transactions. No Borrower shall, nor shall it permit any of its Restricted Subsidiaries to, enter into any Hedging Contract solely for speculative purposes or other than for the purpose of hedging risks associated with the businesses of any Borrower and any of its Restricted Subsidiaries, as done in the ordinary course of such businesses; provided, however, this that this Section 6.04(k) shall not restrict, and Livent shall be permitted to enter into, Permitted Bond Hedge Transactions and Permitted Warrant Hedge Transactions. (l) Compliance with ERISA. No Borrower shall cause or permit to occur, nor shall it permit any of its ERISA Affiliates to cause or permit to occur, (i) an event that could result in the imposition of a Lien under Section 412 of the Code or Section 302 or 4068 of ERISA or (ii) ERISA Events that would have a Material Adverse Effect in the aggregate. (m) Sanctions, etc. No Borrower shall request or obtain any Loan or Letter of Credit, and no Borrower shall use (and such Borrower shall ensure that its Restricted Subsidiaries and its or their respective directors, officers, employees, brokers, agents and other Persons acting for or on behalf of a Borrower or any Subsidiary of a Borrower shall not use) the proceeds of any Loan or Letter of Credit, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti- Corruption Laws or Anti-Money Laundering Laws, (ii) to fund, finance or facilitate any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permissible for a Person required to comply with Sanctions or (iii) with any other effect or in any other manner that would result in the violation by any Person of any Sanctions. (n) Transactions with Affiliates. No Borrower shall, nor shall it permit any of its Restricted Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (i) transactions that (A) are in the ordinary course of business and (B) are at prices and on terms and conditions not less favorable to such Borrower or such Restricted Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (ii) transactions between or among any Borrower and any Restricted Subsidiary not involving any other Affiliate, (iii) any Restricted Payment permitted by Section 6.04(f) and (iv) reasonable and customary director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements. (o) Restrictive Agreements. No Borrower will, nor will it permit any Restricted Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of such Borrower or any of its Restricted Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets, or (ii) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to any Borrower or any other Restricted Subsidiary or to Guarantee Indebtedness of any Borrower or any other Restricted Subsidiary; except for: (A) such encumbrances or restrictions existing under or by reason of Requirements of Law or any Loan Document; (B) customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary or other property pending such sale, 102 -

provided such restrictions and conditions apply only to the Restricted Subsidiary or other property that is to be sold and such sale is permitted hereunder; (C) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness; (D) customary provisions in leases and other contracts restricting the assignment thereof; (E) restrictions or conditions imposed on any Foreign Subsidiary by the terms of any Indebtedness of such Foreign Subsidiary permitted to exist or be incurred hereunder; (F) restrictions and conditions imposed on any Restricted Subsidiary by the terms of any Indebtedness of such Subsidiary existing at the time it became a Restricted Subsidiary, if such restriction or condition was not created in connection with or in anticipation of the transaction or series of transactions pursuant to which that Restricted Subsidiary became a Restricted Subsidiary of the CompanyBorrower; (G) restrictions and conditions relating to property of any Borrower or any Restricted Subsidiary existing at the time such property was acquired, so long as the restriction relates solely to the property so acquired and was not created in connection with or in anticipation of the acquisition; (H) customary restrictions and conditions contained in agreements relating to a Permitted Factoring or Receivables Transaction; (I) restrictions imposed by any holder of a Lien permitted by Section 6.04(b) restricting the transfer of the property subject thereto; and (J) restrictions and conditions contained in any agreement with a customer that require a Borrower or a Restricted Subsidiary (i) to build and maintain a safety stock of goods or product to satisfy future deliveries under such agreement and (ii) not to sell, transfer, encumber, use or create a Lien upon such safety stock for any purpose other than to meet the obligations under such agreement. (p) Sale Leaseback Transactions. No Borrower will, nor will it permit any Restricted Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any owned property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets by any Borrower or any of its respective Restricted Subsidiaries that is made for cash consideration in an amount not less than the fair market value of such fixed or capital asset and is consummated within ninety (90) days after such Borrower or such Restricted Subsidiary acquires or completes the construction of such fixed or capital asset. 103 -

(q) Disclosure Documents and Material Contracts. No Borrower shall, nor shall it permit any of its Restricted Subsidiaries to, amend, supplement or otherwise directly or indirectly modify any Disclosure Documents or Material Contracts, in each case, as in effect on the Effective Date, or any Separation Agreements and corresponding amendments, supplements or modifications delivered pursuant to Section 6.03(p), except for changes and amendments, supplements or modifications that would not reasonably be expected to be materially adverse to the interest of the Lenders. ARTICLE VII EVENTS OF DEFAULT SECTION 7.01. Events of Default. If any of the following events (“Events of Default”) shall occur and be continuing: (a) (i) Any Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when the same becomes due and payable; or (ii) any Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other payment under any Loan Document, for a period of three (3) Business Days after the same becomes due and payable; or (b) Any representation or warranty made or deemed made by any Loan Party herein or by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or (c) Any Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in Section 6.01, Section 6.02(a), Section 6.02(b), Section 6.03(a), Section 6.03(i), Section 6.03(m)(i), Section 6.03(m)(ii), Section 6.03(o) or Section 6.04, or (ii) any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for thirty (30) days after written notice thereof shall have been given to Livent by the Administrative Agent or the Required Lenders; or (d) (i) Any Borrower or any of its respective Restricted Subsidiaries shall fail to pay any principal of or premium or interest on any Indebtedness which is outstanding in a principal amount of at least $50 million in the aggregate (but excluding Indebtedness evidenced by the Notes) of such Borrower or such Restricted Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, (ii) any such Indebtedness shall become or be declared to be due and payable, or be required to be prepaid or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof and such Borrower or such Restricted Subsidiary shall have failed to make such payment or effect such repurchase, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or (iii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness, provided, that any required notice of such event or condition shall have been given or any applicable grace period shall have expired; provided, however, that if there is acceleration of any Indebtedness which is included under this clause (d) solely because of a Guarantee by any Borrower or any of its respective Restricted Subsidiaries, an Event of Default 104 -

will not exist under this clause (d) so long as such Borrower or such Restricted Subsidiary, as the case may be, fully performs its obligations in a timely manner under such Guarantee upon demand therefor by the beneficiary thereof; or (e) Any Borrower or any of its respective Restricted Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Borrower or any of its respective Restricted Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or any Borrower or any of its respective Restricted Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or (f) One or more judgments or orders for the payment of money in excess of $50 million in the aggregate and not covered by insurance shall be rendered against any Borrower or any of its respective Restricted Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or (g) Any ERISA Event with respect to any Borrower shall have occurred and the amount of all liabilities and deficiencies resulting therefrom, whether or not assessed, could reasonably be expected to exceed $50 million in the aggregate; (h) Any Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan which would reasonably be expected to have a Material Adverse Effect; (i) Any Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent or in endangered or critical status or is being terminated, within the meaning of Title IV of ERISA, and such reorganization or termination would reasonably be expected to have a Material Adverse Effect; (j) The Loan Guaranty set forth in Article X hereof shall cease to be valid and binding on, or enforceable against, any Loan Party or any Loan Party shall so state in writing; (k) there shall occur any Change of Control; provided, however, that no Event of Default shall occur from consummation of any of the Separation Transactions; (l) (i) any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in any Collateral purported to be covered thereby, except (A) as permitted by the terms of any Collateral Document or other Loan Document or (B) as a result of the Administrative Agent’s failure to (1) maintain possession of any stock certificates, 105 -

promissory notes or other instruments delivered to it under the Collateral Documents, or (2) file UCC continuation statements, (ii) any material provision of any Collateral Document shall fail to remain in full force or effect or (iii) any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document; or (m) any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms); then, and in any such event, the Administrative Agent (i) shall at the request, or may with the express consent, of the Required Lenders, by notice to Livent, declare the obligation of each Lender to make Loans and of the Issuing Banks to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the express consent, of the Required Lenders, by notice to Livent, declare the Loans and other Obligations to be forthwith due and payable, whereupon the Loans and other Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Borrower; provided, however, that upon the occurrence of any Event of Default specified in Section 7.01(e), (A) the obligation of each Lender to make Loans and of each Issuing Bank to issue Letters of Credit shall automatically be terminated and (B) the Loans and other Obligations shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Borrower. SECTION 7.02. Actions in Respect of the Letters of Credit Upon Event of Default; L/C Cash Collateral Account; Investing of Amounts in the L/C Cash Collateral Account; Release. (a) Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 7.01 to authorize the Administrative Agent to declare the Loans due and payable pursuant to the provisions of Section 7.01, the Administrative Agent may, and at the request of the Required Lenders shall, irrespective of whether it is taking any of the actions described in Section 7.01 or otherwise, make demand upon any Borrower to, and forthwith upon such demand such Borrower will, pay to the Administrative Agent on behalf of the Lenders in same day funds at the Administrative Agent’s office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available LC Amount of all Letters of Credit then outstanding in the Currency of such Letters of Credit; provided, however, that upon the occurrence of any Event of Default specified in Section 7.01(e), such payments by any Borrower pursuant to this Section 7.02(a) shall automatically be required to be made. If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any equal or prior right or claim of any Person other than the Administrative Agent and the Lenders pursuant to this Agreement or that the total amount of such funds is less than the aggregate Available LC Amount of all Letters of Credit, any Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (A) such aggregate Available LC Amount over (B) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such equal or prior right and claim. 106 -

(b) The Borrowers hereby authorize the Administrative Agent to open at any time upon the occurrence and during the continuance of an Event of Default a non-interest bearing account with the Administrative Agent at its address designated in Section 9.02 in the name of the any Borrower but in connection with which the Administrative Agent shall be the sole entitlement holder or customer (the “L/C Cash Collateral Account”), and hereby pledges and assigns and grants to the Administrative Agent on behalf of the Lenders a security interest in the following collateral (the “L/C Cash Collateral Account Collateral”): (i) the L/C Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the investment of funds held therein, (ii) all L/C Cash Collateral Account Investments from time to time, and all certificates and instruments, if any, from time to time representing or evidencing the L/C Cash Collateral Account Investments, (iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Administrative Agent for or on behalf of any Borrower in substitution for or in addition to any or all of the then existing L/C Cash Collateral Account Collateral, (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing L/C Cash Collateral Account Collateral, and (v) all proceeds of any and all of the foregoing L/C Cash Collateral Account Collateral. (c) If requested by any Borrower, the Administrative Agent will, subject to the provisions of clause (e) below, from time to time (i) invest amounts on deposit in the L/C Cash Collateral Account in such notes, certificates of deposit and other debt instruments as such Borrower may select and the Administrative Agent may approve and (ii) invest interest paid on the notes, certificates of deposit and other instruments referred to in clause (i) above, and reinvest other proceeds of any such notes, certificates of deposit and other instruments which may mature or be sold, in each case in such notes, certificates of deposit and other debt instruments any Borrower may select and the Administrative Agent may approve (the notes, certificates of deposit and other instruments referred to in clauses (i) and (ii) above being collectively “L/C Cash Collateral Account Investments”). Interest and proceeds that are not invested or reinvested in L/C Cash Collateral Account Investments as provided above shall be deposited and held in the L/C Cash Collateral Account. (d) Upon such time as (i) the aggregate Available LC Amount of all Letters of Credit is reduced to zero and such Letters of Credit are expired with no pending drawings or terminated by their terms and all amounts payable in respect thereof, including but not limited to principal, interest, commissions, fees and expenses, have been paid in full in cash, and (ii) no Event of Default has occurred and is continuing under this Agreement, the Administrative Agent will pay and release to the applicable Borrower or at its order (A) accrued interest due and payable on the L/C Cash Collateral Account Investments and in the L/C Cash Collateral Account, and (B) the balance remaining in the L/C Cash Collateral Account after the application, if any, by the 107 -

Administrative Agent of funds in the L/C Cash Collateral Account to the payment of amounts described in clause (i) of this subsection (d). (e) (i) The Administrative Agent may, without notice to any Borrower or any other Person except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the L/C Cash Collateral Account against the obligations of the Borrowers in respect of Letters of Credit (collectively, the “L/C Cash Collateral Account Obligations”) or any part thereof. The Administrative Agent agrees to notify Livent promptly after any such set-off and application, provided, that the failure of the Administrative Agent to give such notice shall not affect the validity of such set-off and application. (ii) The Administrative Agent may also exercise in respect of the L/C Cash Collateral Account Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time (the “UCC”) (whether or not the UCC applies to the affected L/C Cash Collateral Account Collateral), and may also, without notice except as specified below, sell the L/C Cash Collateral Account Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to Livent of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of L/C Cash Collateral Account Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. (iii) Any cash held by the Administrative Agent as L/C Cash Collateral Account Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the L/C Cash Collateral Account Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter be applied in whole or in part by the Administrative Agent against, all or any part of the L/C Cash Collateral Account Obligations in such order as the Administrative Agent shall elect. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the L/C Cash Collateral Account Obligations shall be paid over to the applicable Borrower or to whomsoever may be lawfully entitled to receive such surplus. (f) Upon the permanent reduction from time to time of the aggregate Available LC Amount of all Letters of Credit in accordance with the terms thereof, the Administrative Agent shall release to the applicable Borrower amounts from the L/C Cash Collateral Account in an amount equal to each such permanent reduction; provided, that the Administrative Agent shall not be obligated to reduce the funds or other L/C Cash Collateral Account Collateral then held in the L/C Cash Collateral Account below that level that the Administrative Agent reasonably determines is required to be maintained after taking into consideration any rights or claims of any Persons other than the Administrative Agent and the Lenders. 108 -

(g) In furtherance of the grant of the pledge and security interest pursuant to this Section 7.02, each Borrower hereby agrees with each Lender and the Administrative Agent that each Borrower shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Administrative Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interests. ARTICLE VIII THE ADMINISTRATIVE AGENT SECTION 8.01. Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), and such instructions shall be binding upon all Lenders and all holders of Notes; provided, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement. SECTION 8.02. Reliance, Etc. (a) None of the Administrative Agent nor any of its respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment). Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender which is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07; (ii) may consult with legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of any Borrower or to inspect the property (including the books and records) of any Borrower; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by 109 -

telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties. (b) The Arrangers each referred to on the cover page hereto, shall have no duties or obligations whatsoever to the Lenders under or with respect to this Agreement, the Notes or any other document or any matter related thereto. SECTION 8.03. The Administrative Agent and their Affiliates as Lenders. With respect to its respective Commitment as a Lender, the Loans made by it as a Lender, the Letters of Credit issued by it as an Issuing Bank and the Notes issued to it as a Lender, the Administrative Agent as Lender and/or Issuing Bank shall have the same rights and powers under this Agreement as any other Lender in its capacity as a Lender and/or any other Issuing Bank in its capacity as Issuing Bank and may exercise the same as though it were not the Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include the Administrative Agent in its individual capacity as a Lender and/or an Issuing Bank. The Administrative Agent, in its individual capacity as a Lender and/or an Issuing Bank, and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, any Borrower, any of its Restricted Subsidiaries and any Person who may do business with or own securities of any Borrower or any such Restricted Subsidiary, all as if the Administrative Agent was not the Administrative Agent under this Agreement and without any duty to account therefor to the Lenders. SECTION 8.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 5.03 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. SECTION 8.05. Indemnification. The Lenders severally agree to indemnify the Administrative Agent and each Issuing Bank (in each case to the extent any Borrower fails to pay the same pursuant to Section 9.04(b) or otherwise), ratably according to their respective pro rata share, from and against any and all claims, damages, losses, liabilities and expenses of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Person in any way relating to or arising out of this Agreement or any action taken or omitted by such Person under this Agreement in its respective capacity as an agent hereunder, provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final non-appealable judgment, of the Administrative Agent or such Issuing Bank. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees but excluding normal administrative expenses expressly excluded under Section 9.04(a)) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the 110 -

Administrative Agent is not reimbursed for such expenses by any Borrower as required under Section 9.04(a). SECTION 8.06. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and Livent and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent with the consent of each Borrower, which consent shall not be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation or the Required Lenders’ removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders appoint a successor Administrative Agent, which shall be an Eligible Assignee and a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50 million. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article VIII (The Administrative Agent) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. SECTION 8.07. No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as a Lender hereunder. SECTION 8.08. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or the other Loan Parties, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration 111 -

of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (A) represents and warrants, as of the date such Person became a Lender party hereto, to, and (B) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers, that: none of the Administrative Agent or any of its respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). ARTICLE IX MISCELLANEOUS SECTION 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by any Borrower or other Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (a) waive any of the conditions specified in Section 4.01, Section 4.02 or 4.03; (b) reduce or forgive any interest, fees, principal amount or other amounts payable hereunder; 112 -

(c) postpone any date fixed for any payment of any interest, fees, principal amount or other amounts payable hereunder; (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number of Lenders, which shall be required for the Lenders or any of them to take any action hereunder; (e) release the Loan Guaranty set forth in Article X (Loan Guaranty); (f) amend this Section 9.01 or any other Section of this Agreement or any other Loan Document, the effect of which amendment is to alter the pro rata sharing of payments or pro rata funding required thereby; or (g) except as provided for in this Agreement or in any other Loan Document, release all or substantially all of the Collateral; provided, further, that (i) no amendment, waiver or consent shall affect the rights or duties of the Administrative Agent, and any Issuing Bank, under this Agreement or any Note, unless such amendment, waiver or consent is in writing and signed by the Administrative Agent or such Issuing Bank, as applicable, in addition to the Lenders required above to take such action; (ii) subject to the provisions of Section 2.04, no amendment, waiver or consent shall reduce the principal of, or interest on, the Revolving Loans or Notes or postpone any date fixed for any payment of principal of, or interest on, the Revolving Loans or Notes, unless in each case signed by all of the Lenders; (iii) no amendment, waiver or consent shall reduce the principal of, or interest on, the Letter of Credit Loans or postpone any date fixed for any payment of principal of, or interest on, the Letter of Credit Loans, unless in each case signed by each affected Lender; (iv) subject to the provisions of Section 2.04, no amendment, waiver or consent shall extend the Termination Date of the Commitment or increase the Commitment of any Lender or subject any Lender to any additional obligations, unless signed by such Lender; and (v) no amendment, waiver or consent shall be made to Section 2.02, unless signed by each Lender affected by such amendment, waiver or consent; provided, however, that, notwithstanding anything herein to the contrary, in connection with any Incremental Term Loan Amendment, the Administrative Agent, the Loan Parties and the other parties thereto may (A) introduce the concept of class voting with respect to matters that only apply to the relevant Incremental Term Loan Facility and (B) amend the definition of “Required Lenders” hereunder to incorporate the commitments and term loans held by the relevant Lenders under the Incremental Term Loan Amendment. Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, to the fullest extent permitted by applicable law, such Defaulting Lender 113 -

will not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the outstanding Loans or other extensions of credit of such Lender hereunder will not be taken into account in determining whether the Required Lenders or all of the Lenders, as required, have approved any such amendment or waiver (and the definition of “Required Lenders” will automatically be deemed modified accordingly for the duration of such period); provided, that any such amendment or waiver that would increase or extend the term of the Commitment of such Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender. SECTION 9.02. Notices, Etc. (a) All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed, emailed, telecopied or delivered as follows: (i) if to the Borrowers: Livent Corporation FMC Tower at Cira Centre South 2929 Walnut Street Philadelphia, PA 19104, Attention: Gilberto Antoniazzi Chief Financial Officer Julian Treves Treasurer Fax Number: (215) 299-6557 E-Mail Address: Julian.Treves@Livent.comGilberto.Antoniazzi@livent.com with a copy to: Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, Pennsylvania 19103 Attention: Andrew T. Budreika Fax Number: (215) 963-5001 E-Mail Address: andrew.budreika@morganlewis.com (ii) if to the Administrative Agent: Citibank, N.A. 1615 Brett RoadOne Penns Way, OPS 3II, Floor 2 New Castle, DE 19720 Attention: Bank Loan Syndications Department Fax Number: (646) 274-5080 E-Mail Address: AgencyABTFSupport@citi.com (with a copy to GLAgentOfficeOps@citi.com ) 114 -

E-Mail Address: oploanswebadmin@citi.com (for materials required to be delivered pursuant to Section 6.02(a)) with a copy to: 388 Greenwich Street New York, NY 10013 Attention: David Jaffe Telephone: (212) 816-4880 Email: david.jaffe@citi.com with a copy to: Weil, Gotshal & Manges LLP 767 Fifth Avenue New York, NY 10153 Attention: Danek Freeman, Esq. Facsimile: (212) 310-8007 Email: Danek.Freeman@weil.com (iii) if to a Lender, to it at its address (or email or telecopy number) set forth in the applicable administrative questionnaire or in the applicable Acceptance. Any party may subsequently change its notice address by a written notice to the other parties as herein provided. All such notices and communications shall, (A) when mailed, be effective three (3) Business Days after the same is deposited in the mails, (B) when mailed for next day delivery by a reputable freight company or reputable overnight courier service, be effective one (1) Business Day thereafter, and (C) when sent by telegraph, telecopy, telex or cable, be effective when the same is telegraphed, telecopied and receipt thereof is confirmed by telephone or return telecopy, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Administrative Agent pursuant to Article II (Amounts and Terms of Loans), III (Making the Loans and Issuing the Letters of Credit) or VIII (The Administrative Agent) shall not be effective until received by the Administrative Agent. (b) Electronic Communications. (i) Delivery of Communications by the Borrowers. Each Borrower agrees that, unless otherwise requested by the Administrative Agent, it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and the other Loan Documents, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (A) relates to a request for a new, or a Conversion of an existing, Borrowing (including any election of an interest rate or Interest Period relating thereto), (B) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (C) provides notice of any Default or Event of Default under this Agreement, (D) is required to be delivered to satisfy any condition precedent in Article IV (Conditions of Lending) relating to the effectiveness of this Agreement and/or any Borrowing or (E) initiates or responds to legal process (all such 115 -

non-excluded information being referred to herein collectively as the “Communications”), by transmitting the Communications in an electronic/soft medium (provided, that such Communications contain any required signatures) in a format acceptable to the Administrative Agent to the email address specified in Section 9.02(a) above or such other e-mail address designated by the Administrative Agent from time to time. (ii) Use of Web Platforms. Each party hereto agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on DebtDomain, IntraLinks, SyndTrak or another similar website, if any, to which each Lender and the Administrative Agent have access (the “Platform”). Nothing in this Section 9.02 shall prejudice the right of the Administrative Agent to make the Communications available to the Lenders in any other manner specified in this Agreement. (iii) E-mail Notification to Lenders. Each Lender agrees that e-mail notice to it (at the address provided pursuant to the next sentence and deemed delivered as provided in the next paragraph) specifying that Communications have been posted to the Platform shall constitute effective delivery of such Communications to such Lender for purposes of this Agreement. Each Lender agrees (A) to notify the Administrative Agent in writing (including by electronic communication) from time to time to ensure that the Administrative Agent has on record an effective e-mail address for such Lender to which the foregoing notice may be sent by electronic transmission, and (B) that the foregoing notice may be sent to such e-mail address. (iv) Presumption as to Delivery of E-Mail. Each party agrees that any electronic communication referred to in this Section 9.02 shall be deemed delivered upon the posting of a record of such communication as “received” in the e-mail system of the recipient; provided, that if such communication is not so received during normal business hours, such communication shall be deemed delivered at the opening of business on the next Business Day. (v) Waiver of Responsibility. Each party acknowledges that (A) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (B) the Communications and the Platform are provided “as is” and “as available,” (C) none of the Administrative Agent, its affiliates nor any of their respective officers, directors, employees, agents, advisors or representatives (collectively, the “Citigroup Parties”) warrants the adequacy, accuracy or completeness of the Communications or the Platform, and each Citigroup Party expressly disclaims liability for errors or omissions in any Communications or the Platform, and (D) no warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by any Citigroup Party in connection with any Communications or the Platform. (vi) Limitation on use of Platform. Notwithstanding the foregoing, if any Borrower has any reason to believe that either the confidentiality of the Platform, the confidentiality of electronic transmissions to the Administrative Agent, or the integrity of Communications posted on the Platform has, may have or may in the future be compromised, then Livent may upon notice to the Administrative Agent delivered in any 116 -

manner permitted under this Agreement, either (A) suspend their obligation hereunder to transmit Communications to the Administrative Agent by electronic/soft medium, (B) instruct the Administrative Agent not to transmit to the Platform any as yet un-posted Communications, and/or (C) instruct the Administrative Agent to take commercially reasonable steps to remove any currently posted Communications from the Platform. In the event that the use of the Platform should be suspended due to any of the circumstances described in this clause (vi), each Borrower agrees to deliver the Communications to each Lender via e-mail. The Lenders agree that the delivery of the Communications via e-mail shall be deemed effective upon the posting of a record of such electronic transmission as “sent” in the e-mail system of any Borrower. The Administrative Agent agrees to immediately inform Livent of any security issue or Communications integrity issue that comes to its attention and relates to the Platform or the Administrative Agent’s receipt of electronic Communications. SECTION 9.03. No Waiver; Remedies. No failure on the part of any Lender the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. SECTION 9.04. Costs and Expenses. (a) Each Borrower agrees to pay, whether or not any of the transactions contemplated hereby are consummated, on demand (i) all reasonable costs and expenses in connection with the preparation (excluding normal travel and related expenses incurred by the personnel of the Administrative Agent), execution, delivery, syndication, administration (excluding those which are customarily borne by the Administrative Agent), modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder, and (ii) the reasonable fees and expenses of one outside counsel and one local counsel in each relevant jurisdiction to the Administrative Agent (and any other counsel retained with each Borrower’s consent, such consent not to be unreasonably withheld or delayed) and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement. Each Borrower further agrees to pay on demand all reasonable expenses of the Administrative Agent and the Lenders (including, reasonable counsel (including, without duplication, internal counsel) fees and expenses) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder, including reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 9.04(a). (b) Each Borrower agrees to indemnify and hold harmless the Administrative Agent, each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against any and all claims, damages, penalties, losses, liabilities and expenses (including reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in its agent or lending capacity under, or otherwise in connection with, the Loan Documents, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with the Loan Documents, the proposed or actual use of the proceeds therefrom or any of the other transactions contemplated thereby, whether or not such investigation, litigation or proceeding is brought by a 117 -

Borrower, its shareholders or creditors or an Indemnified Party or any other person or an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from (i) the gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final non-appealable judgment, of such Indemnified Party or any of its Related Parties, (ii) a material breach of such Indemnified Party’s or any of its Related Parties’ obligations hereunder or under any other Loan Document or (iii) any dispute solely among Indemnified Parties that does not involve any act or omission by any Loan Party or any of their respective Subsidiaries; provided, that, with respect to clause (iii), each of the Administrative Agent and the Issuing Banks shall remain indemnified in their capacities as such. Each Borrower also agrees not to assert any claim against the Administrative Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to any of the Loan Documents or any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans; provided, that such waiver of consequential, indirect, special or punitive damages shall not limit the indemnification obligations of the Borrowers under this Section 9.04(b). Each of the Lenders and the Administrative Agent agrees not to assert any claim against any Borrower, their Affiliates or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to any of the Loan Documents or any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans or the Letters of Credit. For purposes of this Section 9.04(b), a “Related Party” of an Indemnified Party means (A) any controlling Person, controlled Affiliate or Subsidiary of such Indemnified Party and (B) the respective directors, officers or employees of such Indemnified Party or any of its Subsidiaries, controlled Affiliates or controlling Persons; provided, that each reference to a controlling Person, controlled Affiliate, director, officer or employee in this sentence pertains to a controlling Person, controlled Affiliate, director, officer or employee involved in the preparation of the Loan Documents or the other transactions contemplated thereby. (c) If (i) any payment of principal of any Eurocurrency Rate Loan is made other than on the last day of the Interest Period for such Loan, as a result of a payment pursuant to Section 3.03 or acceleration of the maturity of the Loans pursuant to Section 7.01 or for any other reason, (ii) any Borrower gives notice of a Loan conversion pursuant to Section 2.07(b), or (iii) a Eurocurrency Rate Loan is assigned other than on the last day of the Interest Period for such Loan as a result of a request of Livent pursuant to Section 3.06, then the Borrowers shall, upon demand by any Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Loan. (d) Without prejudice to the survival of any other agreement of any Borrowers or the Lenders hereunder, the agreements and obligations of any Borrower contained in Sections 2.10, 3.03 and 9.04, and the agreements and obligations of each Lender under Section 9.11, shall 118 -

survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes. SECTION 9.05. Rights of Set-off; Payments Set Aside. (a) Upon the occurrence and during the continuance of any Event of Default each Lender and each Affiliate of a Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or its Affiliates to or for the credit or the account of any Borrower or another Loan Party against any and all of its obligations under the Loan Documents now or hereafter existing whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and even though such Obligations may be unmatured; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (i) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.13(a)(iii) and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (ii) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees promptly to notify Livent after any such set-off and application made by such Lender or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 9.05 are in addition to the other rights and remedies (including other rights of set-off) that such Lender may have. (b) To the extent that any Borrower makes a payment or payments to the Administrative Agent or the Lenders or any such Person exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. SECTION 9.06. Binding Effect. This Agreement shall become effective when it shall have been executed by each Borrower and the other Loan Parties, the Administrative Agent and each Lender and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each Lender and their respective successors and assigns, except that no Loan Party shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of each Lender. SECTION 9.07. Assignments and Participations. (a) Each Lender may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments, the Loans owing to it and the Note or Notes held by it); provided, however, that: (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement, 119 -

(ii) the amount of the Commitments and/or Loans of the assigning Lender being assigned pursuant to each such assignment other than an assignment to another Lender (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5 million and shall be an integral multiple of $1 million in excess thereof, unless, in each case, each Borrower and the Administrative Agent otherwise consent, (iii) each such assignment shall be to an Eligible Assignee, and Livent, the Administrative Agent (in each case, unless such assignment shall be to a Lender, an Affiliate of such Lender, a Subsidiary of the assigning Lender, to the bank holding company or a Subsidiary of the bank holding company of which the assigning Lender is a Subsidiary or an Approved Fund) and the Issuing Banks (solely to the extent such assignment relates to Revolving Loans or Letter of Credit Loans) shall have consented to such assignment (which consents shall not be unreasonably withheld or delayed); provided, that no consent of Livent shall be required if any Event of Default has occurred and is continuing; provided, further, that Livent shall be deemed to have consented to such assignment unless Livent objects thereto by written notice to the Administrative Agent within ten (10) Business Days after receiving notice thereof, and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,500 paid by either the assigning Lender or the assignee; provided, that the Administrative Agent may, in its sole discretion, elect to waive such recordation fee in the case of any such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B) the Lender assignor thereunder shall relinquish its rights and be released from its obligations under this Agreement, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance. Notwithstanding anything to the contrary contained herein except for the conditions set for in clause (iv) of this Section 9.07(a), any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (a “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and Livent, the option to provide to either Borrower all or any part of a Loan that such Granting Lender would otherwise be obligated to make to such Borrower pursuant to this Agreement; provided, that (1) nothing herein shall constitute a commitment by any SPC to make any Loan, (2) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one (1) year and one (1) day after the payment in full of all outstanding commercial 120 -

paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.07 except for the conditions set forth in clause (iii) of this Section 9.07(a), any SPC may (i) with notice to, but without the prior written consent of, Livent and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any Eligible Assignee (consented to by each Borrower and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This paragraph may not be amended without the written consent of the SPC. (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.03, the most recent financial statements delivered pursuant to Section 6.02(a) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon anythe Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (c) Each New Lender shall submit a New Commitment Acceptance in accordance with the provisions of Sections 2.04(b) or 2.04(c), as applicable. Upon the execution, delivery, acceptance and recording of a New Commitment Acceptance, from and after the Increase Date or Incremental Term Loan Facility Date, as applicable, related thereto such New Lender shall be a party hereto and have the rights and obligations of a Lender hereunder having the Commitment specified therein (or such lesser Commitment as shall be allocated to such New Lender in accordance with Section 2.04(b)(vi) or Section 2.04(c)(vi)). By executing and delivering a New Commitment Acceptance, the New Lender thereunder confirms to and agrees with the other parties hereto as follows: (i) such New Lender hereby agrees that no Lender has made any representation or warranty, or assumes any responsibility with respect to, (A) any statements, 121 -

warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto or (B) the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (ii) such New Lender confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.03, the most recent financial statements delivered pursuant to Section 6.02(a) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such New Commitment Acceptance; (iii) such New Lender will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (iv) such New Lender confirms that it is an Eligible Assignee; (v) such New Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such New Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (d) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain a copy of each Assignment and Acceptance and each New Commitment Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal and interest amounts of the Loans owing to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and each Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. The Administrative Agent shall provide any Borrower with a copy of the Register upon reasonable request. (e) (i) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Revolving Loan Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C-1 hereto, (A) accept such Assignment and Acceptance, (B) record the information contained therein in the Register and (C) give prompt notice thereof to Livent. Within five (5) Business Days after its receipt of such notice, the relevant Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Revolving Loan Note or Notes a new Revolving Loan Note to the order of such Eligible Assignee in an amount equal to the Commitments and/or Loans assumed by it pursuant to such Assignment and Acceptance and a new Revolving Loan Note to the order of the assigning Lender in an amount equal to the Commitments and/or Loans retained by it hereunder. Such new Revolving Loan Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Revolving Loan Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto. Such surrendered Revolving Loan Note or Notes shall be marked “canceled” and shall be returned promptly to Livent. 122 -

(ii) Upon its receipt of a New Commitment Acceptance executed by a New Lender representing that it is an Eligible Assignee, the Administrative Agent shall, if such New Commitment Acceptance has been completed and is in substantially the form of Exhibit C-3 hereto, (A) accept such New Commitment Acceptance, (B) record the information contained therein in the Register and (C) give prompt notice thereof to Livent. Within five (5) Business Days after its receipt of such notice, the relevant Borrower, at its own expense, shall execute and deliver to the Administrative Agent a new Revolving Loan Note to the order of such New Lender in an amount equal to the Commitments assumed by it pursuant to such New Commitment Acceptance. Such new Revolving Loan Note shall be dated the relevant Increase Date and shall otherwise be in substantially the form of Exhibit A hereto. (f) Each Lender may sell participations to one or more banks or other entities (other than (x) any natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), (y) any Borrower or any Affiliates of such Borrower or (z) any Defaulting Lender) (a “Participant”) in or to a portion of its rights and obligations under this Agreement (including a portion of its Commitments, the Loans owing to it and the Note or Notes held by it); provided, however, that (i) such Lender’s obligations under this Agreement (including its Commitments hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, (v) except in the case of a participation involving a Lender and one of its Affiliates (and this exception shall apply only so long as the participant remains an Affiliate of such Lender), the parties to each such participation shall execute a participation agreement in substantially the form of the Participation Agreement, and (vi) no participant under any such participation shall have any right to approve any amendment to or waiver of any provision of any Loan Document, or any consent to any departure by any Borrower therefrom, except to the extent that such amendment, waiver or consent would alter the principal of, or interest on, the Loan or Loans in which such participant is participating or any fees or other amounts payable to the Lenders hereunder, or postpone any date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable hereunder. The Borrowers agree that each Participant shall be entitled to the benefits of Section 2.10 and Section 3.03 (subject to the requirements and limitations therein, including the requirements under Section 2.10, it being understood that the documentation required under Section 2.10 shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to this Section 9.07(a); provided that such Participant (A) agrees to be subject to the provisions of Section 3.05 as if it were an assignee under this Section 9.07(f); and (B) shall not be entitled to receive any greater payment under Section 2.10 or Section 3.03, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each participant and the principal and interest amounts of each participant’s interest in the Loans or other obligations hereunder (the “Participant Register”); provided, that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant’s interest in any Loan or other obligation hereunder) except 123 -

to the extent that such disclosure is necessary to establish that such Loan or other obligation is in registered form under Section 5f.103−1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive and binding for all purposes, absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information, including Confidential Information, relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided, that, prior to any such disclosure of Confidential Information, the assignee or participant or proposed assignee or participant shall be informed of the confidential nature of such Confidential Information and shall agree to (i) preserve the confidentiality of any Confidential Information relating to the Borrowers received by it from such Lender and (ii) be bound by the provisions of Section 9.11. (h) Notwithstanding any other provision in this Agreement, an Eligible Assignee shall not be entitled to receive any greater payment under Section 2.10 or Section 3.03 than the assigning Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the effective date of such assignment. (i) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time and without the consent of the Administrative Agent or any Borrower create a security interest in all or any portion of its rights under this Agreement (including the Loans owing to it and the Notes held by it), including in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System or any other central banking authority. SECTION 9.08. No Liability of the Issuing Banks. Each Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither any Issuing Bank nor any of their respective officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by any Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that each Borrower shall have a claim against an Issuing Bank, and such Issuing Bank shall be liable to such Borrower, to the extent of any direct, but not consequential, damages suffered by such Borrower that were caused by (i) such Issuing Bank’s willful misconduct or gross negligence, as determined by a court of competent jurisdiction in a final non-appealable judgment, in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) such Issuing Bank’s willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, each Issuing Bank acting in good faith may accept documents that 124 -

appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary. SECTION 9.09. Governing Law. THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY TO THIS AGREEMENT, THE EXECUTION OR PERFORMANCE OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW. SECTION 9.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. SECTION 9.11. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Confidential Information (as defined below), except that Confidential Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 9.11, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective party (or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives) to any swap or derivative or similar transaction under which payments are to be made by reference to any Borrower and its obligations, this Agreement or payments hereunder, (iii) any rating agency, or (iv) the CUSIP Service Bureau or any similar organization, (g) with the consent of the each Borrower, (h) any credit insurance provider or (i) to the extent such Confidential Information (A) becomes publicly available other than as a result of a breach of this Section 9.11 or (B) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than any Borrower. For purposes of this Section 9.11, “Confidential Information” means all information received from any Borrower or any of its respective Subsidiaries or any of their respective certified public accountants (including Livent’s Accountants) relating to any Borrower or any of its respective Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Borrower or any of its respective Subsidiaries, provided, that, in the case of information 125 -

received from any Borrower or any of its respective Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section 9.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information. SECTION 9.12. Submission to Jurisdiction; Service of Process. (a) Any legal action or proceeding brought by any Borrower or any of its respective Affiliates with respect to this Agreement or any other Loan Document shall be brought exclusively in the courts of the State of New York located in the City of New York, borough of Manhattan, or of the United States of America for the Southern District of New York. By execution and delivery of this Agreement, each Loan Party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. (b) Each Loan Party hereby irrevocably consents to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding brought in the United States of America arising out of or in connection with this Agreement or any other Loan Document by the mailing (by registered or certified mail, postage prepaid) or delivering of a copy of such process to the Loan Parties at its address specified in Section 9.02. Each Loan Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (c) Nothing contained in this Section 9.12 shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Loan Parties in any other jurisdiction. SECTION 9.13. WAIVER OF JURY TRIAL. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT, EACH ISSUING BANK AND EACH OF THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE LOANS, THE LETTERS OF CREDIT OR THE ACTIONS OF THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. SECTION 9.14. Judgment Currency. This is an international loan transaction in which the specification of Dollars or an Alternate Currency, as the case may be (the “Specified Currency”), any payment in New York City or the country of the Specified Currency, as the case may be (the “Specified Place”), is of the essence, and the Specified Currency shall be the currency of account in all events relating to Loans denominated in the Specified Currency. The payment obligations of the Borrowers or any other Loan Party under this Agreement and the Notes shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the 126 -

purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the “Second Currency”), the rate of exchange which shall be applied shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding that on which such judgment is rendered. The obligation of each Borrower or any other Loan Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder (an “Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder or under the Notes in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and each Borrower and other Loan Party hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand in the Specified Currency, any difference between the sum originally due to such Entitled Person in the Specified Currency and the amount of the Specified Currency so purchased and transferred. SECTION 9.15. European Monetary Union. (a) Payments by the Administrative Agent Generally. With respect to the payment of any amount denominated in Euro, the Administrative Agent shall not be liable to any of the Borrowers or any of the Lenders in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative Agent if the Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in Euro) to the account of any Borrower or any Lender in the Principal Financial Center in the Participating Member State which such Borrower or such Lender, as the case may be, shall have specified for such purpose. For the purposes of this clause (a), “all relevant steps” means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time to time determine for the purpose of clearing or settling payments in Euro. (b) Other Consequential Changes. Without prejudice to the respective liabilities of the Borrowers to the Lenders and the Lenders to the Borrowers under or pursuant to this Agreement, except as expressly provided in this Section 9.15, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time reasonably specify to be necessary or appropriate to reflect the introduction of or changeover to Euros in Participating Member States. SECTION 9.16. USA PATRIOT Act. Each Lender subject to the Patriot Act hereby notifies each Borrower that, pursuant to Section 326 of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower, including the name and address of such Borrower and other information that will allow such Lender to identify each Borrower in accordance with the Patriot Act. SECTION 9.17. Appointment of Livent as Representative. Each Borrower hereby designates Livent to act as its representative hereunder. Livent will be acting as agent on each of the Borrowers behalf for the purposes of issuing notices of Borrowing and notices of 127 -

conversion/continuation of any Loans or Letters of Credit or similar notices, giving instructions with respect to the disbursement of the proceeds of the Loans and the Letters of Credit, selecting interest rate options, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions on behalf of any Borrower or the Borrowers under the Loan Documents. Livent hereby accepts such appointment. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Livent shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower. SECTION 9.18. Entire Agreement. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or any Issuing Bank, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. SECTION 9.19. No Fiduciary Duty. EachThe Administrative Agent, each Lender, each Issuing Bank and their respective Affiliates (collectively, solely for purposes of this Section 9.19, the “Lenders”), may have economic interests that conflict with those of any Borrowers, its stockholders and/or its Affiliates. Each Borrower agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and any Borrower, its stockholders or its Affiliates, on the other. Each Borrower acknowledges and agrees that (a) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrowers and its Affiliates, on the other, and (b) in connection therewith and with the process leading thereto, (i) no Lender has assumed an advisory or fiduciary responsibility in favor of any Borrower, its stockholders or its Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Borrower, its stockholders or its Affiliates on other matters) or any other obligation to any Borrower and its Affiliates except the obligations expressly set forth in the Loan Documents and (ii) each Lender is acting solely as principal and not as the agent or fiduciary of any Borrower or any of its Affiliates, their management, stockholders, creditors or any other Person. Each Borrower acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Borrower and its Affiliates, in connection with such transaction or the process leading thereto. SECTION 9.20. Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the other Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other Requirement of Law can be perfected only by possession or control. Should any Lender (other than the Administrative Agent) obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent 128 -

or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions. SECTION 9.21. MIRE Events. Each of the parties hereto acknowledges and agrees that, if there are any Mortgages at such time, any increase, extension or renewal of any of the Commitments hereunder (including the provision of any increase pursuant to Section 2.04), but excluding (a) any continuation or conversion of borrowings, (b) the making of any Revolving Loans or (c) the issuance, renewal or extension of Letters of Credit shall, to the extent such increased, extended or renewed Commitments are secured by such Mortgages (having regard to the final sentence of this Section 9.21), be subject to (and conditioned upon): (i) the prior delivery of all flood hazard determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with respect to such Material Real Property as required by Flood Insurance Laws and (ii) the Administrative Agent shall have received written confirmation from each Lender that flood insurance due diligence and flood insurance compliance has been completed by such Lender (such written confirmation not to be unreasonably withheld, conditioned or delayed). Notwithstanding any provision herein or in any other Loan Document to the contrary, no increase, extension or renewal of any of the Commitments hereunder (including the provision of any increase pursuant to Section 2.04) shall be secured by any such Mortgage unless and until the requirements of clauses (i) and (ii) of the immediately preceding sentence have been satisfied. SECTION 9.22. Acknowledgement Regarding any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. (b) In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a 129 -

state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. ARTICLE X LOAN GUARANTY SECTION 10.01. Loan Guaranty. (a) Each Guarantor (other than those that have delivered a separate Guarantee) hereby agrees that it is jointly and severally liable for, and, as a primary obligor and not merely as surety, absolutely, unconditionally and irrevocably guarantees to the Secured Parties, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and all costs and expenses including all court costs and attorneys’ and paralegals’ fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by the Administrative Agent, the Issuing Banks and the Lenders in endeavoring to collect all or any part of the Secured Obligations from, or in prosecuting any action against, the Borrowers, any Guarantor or any other guarantor of all or any part of the Secured Obligations (such costs and expenses, together with the Secured Obligations, collectively the “Guarantied Obligations”), whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, and whether enforceable or unenforceable as against any Borrower, now or hereafter existing, or due or to become due, including principal, interest (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding under the Bankruptcy Code, whether or not such interest is an allowed claim in such proceeding), provided, however, that the definition of “Guarantied Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Hedging Contract of such Guarantor for purposes of determining any obligations of any Guarantor). This guaranty constitutes a guaranty of payment and not of collection. (b) Each Guarantor further agrees that, (i) if any payment made by any of the Borrowers or any other person and applied to the Guarantied Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or (ii) if any payment is made by any Lender or any other holder of Guarantied Obligations (the “Guarantied Parties”) to any Borrower, its estate, trustee, receiver or any other party, including the Guarantors, under any bankruptcy law, state or federal law, common law or equitable cause, then, in each case, to the extent of such payment or repayment, each Guarantor’s liability under this Section 10.01 shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto this guaranty set forth in this Section 10.01 shall have been cancelled or surrendered, the guaranty set forth in this Section 10.01 shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of each Guarantor in respect of the amount of such payment. SECTION 10.02. Authorization; Other Agreements. The Guarantied Parties are hereby authorized, without notice to or demand upon the Guarantors, which notice or demand is 130 -

expressly waived hereby, and without discharging or otherwise affecting the obligations of the Guarantors hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to: (a) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guarantied Obligations, or any part of them, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including this Agreement and the other Loan Documents) now or hereafter executed by any Borrower and delivered to the Guarantied Parties or any of them, including any increase or decrease of principal or the rate of interest thereon; (b) waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Guarantied Obligations, or any part thereof, or any other instrument or agreement in respect of the Guarantied Obligations (including this Agreement and the other Loan Documents) now or hereafter executed by any Borrower and delivered to the Guarantied Parties or any of them; (c) accept partial payments on the Guarantied Obligations; (d) receive, take and hold additional security or collateral for the payment of the Guarantied Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral; (e) settle, release, compromise, collect or otherwise liquidate the Guarantied Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Guarantied Obligations or any part of them or any other guaranty therefor, in any manner; (f) add, release or substitute any one or more other guarantors, makers or endorsers of the Guarantied Obligations or any part of them and otherwise deal with any Borrower or any other guarantor, maker or endorser; (g) apply to the Guarantied Obligations any and all payments or recoveries from any Borrower, from any other guarantor, maker or endorser of the Guarantied Obligations or any part of them to the Guarantied Obligations in such order as provided herein whether such Guarantied Obligations are secured or unsecured or guaranteed or not guaranteed by others; and (h) refund at any time any payment received by any Guarantied Party in respect of any of the Guarantied Obligations, and payment to such Person of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Loan Guaranty shall have been cancelled or surrendered, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any Guarantor hereunder in respect of the amount so refunded; even if any right of reimbursement or subrogation or other right or remedy of any Guarantor is extinguished, affected or impaired by any of the foregoing (including any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Guarantied Obligations which impairs any subrogation, reimbursement or other right of any Guarantor). 131 -

SECTION 10.03. Loan Guaranty Absolute and Unconditional. Each Guarantor hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that its obligations under this Article X (Loan Guaranty) are absolute and unconditional and shall not be discharged or otherwise affected as a result of: (a) the invalidity or unenforceability of any of any Borrower’s obligations under this Agreement or any other Loan Document or any other agreement or instrument relating thereto, or any security for, or other guaranty of the Guarantied Obligations or any part of them, or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations or any part of them; (b) the absence of any attempt to collect the Guarantied Obligations or any part of them from any Borrower or other action to enforce the same; (c) any Guarantied Parties’ election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code; (d) any borrowing or grant of a Lien by any Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code; (e) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the Administrative Agent’s, any Issuing Bank’s or Lender’s claim (or claims) for repayment of the Guarantied Obligations; (f) any use of cash collateral under Section 363 of the Bankruptcy Code; (g) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding; (h) the avoidance of any Lien in favor of the Guarantied Parties or any of them for any reason; (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Borrower or any of its Restricted Subsidiaries, including any discharge of, or bar or stay against collecting, all or any of the Guarantied Obligations (or any part of them or interest thereon) in or as a result of any such proceeding; (j) failure by any Guarantied Party to file or enforce a claim against any Borrower or its estate in any bankruptcy or insolvency case or proceeding; (k) any action taken by any Guarantied Party that is authorized hereby; or (l) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full of the Guarantied Obligations. SECTION 10.04. Waivers. Each Guarantor hereby waives diligence, promptness, presentment, demand for payment or performance and protest and notice of protest, notice of 132 -

acceptance and any other notice in respect of the Guarantied Obligations or any part of them, and any defense arising by reason of any disability or other defense of any Borrower. No Guarantor shall, until the Guarantied Obligations are irrevocably paid in full and the Commitments have been terminated, assert any claim or counterclaim it may have against any Borrower or set off any of its obligations to any Borrower against any obligations of any Borrower to it. In connection with the foregoing, each Guarantor covenants that its obligations hereunder shall not be discharged, except by complete performance. SECTION 10.05. Reliance. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and any and all endorsers and/or other guarantors of all or any part of the Guarantied Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guarantied Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that no Guarantied Party shall have any duty to advise it of information known to it regarding such condition or any such circumstances. In the event any Guarantied Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, such Guarantied Party shall be under no obligation (a) to undertake any investigation not a part of its regular business routine, (b) to disclose any information which such Guarantied Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) to make any other or future disclosures of such information or any other information to any Guarantied Party. SECTION 10.06. Waiver of Subrogation and Contribution Rights. Until the Guarantied Obligations have been irrevocably paid in full and the Commitments have been terminated, no Guarantor shall enforce or otherwise exercise any right of subrogation to any of the rights of the Guarantied Parties or any part of them against any Borrower or any right of reimbursement or contribution or similar right against any Borrower by reason of this Agreement or by any payment made by any Guarantor in respect of the obligations under this Agreement or the Notes. SECTION 10.07. Subordination. Each Guarantor hereby agrees that upon the occurrence of any Event of Default described in Section 7.01(e), any Indebtedness of any Borrower now or hereafter owing to it, whether heretofore, now or hereafter created (the “Loan Guaranty Subordinated Debt”), is hereby subordinated to all of the obligations under this Agreement and the Notes, and that, except as expressly permitted by this agreement, the Guaranty Subordinated Debt shall not be paid in whole or in part until such obligations have been paid in full and this Loan Guaranty is terminated and of no further force or effect. No Guarantor shall accept any payment of or on account of any Loan Guaranty Subordinated Debt at any time in contravention of the foregoing. Upon the occurrence and during the continuance of an Event of Default described in Section 7.01(e), each Borrower shall pay to the Administrative Agent any payment of all or any part of the Loan Guaranty Subordinated Debt and any amount so paid to the Administrative Agent shall be applied to payment of the obligations under this Agreement and the Notes as provided herein. Each payment on the Loan Guaranty Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by the Guarantors as trustee for the Administrative Agent and the Lenders and shall be paid over to the Administrative Agent immediately on account of the Guarantied Obligations, but without otherwise affecting in any manner the Guarantors’ liability under this Article X (Loan Guaranty). Each Guarantor agrees to file all claims against the Borrowers in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Loan Guaranty Subordinated Debt, and the Administrative Agent shall be entitled to all of such Guarantor’s rights thereunder. If for any reason any Guarantor fails to file such claim at least ten (10) 133 -

Business Days prior to the last date on which such claim should be filed, such Guarantor hereby irrevocably appoints the Administrative Agent as its true and lawful attorney-in-fact and is hereby authorized to act as attorney-in-fact in such Guarantor’s name to file such claim or, in the Administrative Agent’s discretion, to assign such claim to and cause proof of claim to be filed in the name of the Administrative Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Administrative Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Guarantor hereby assigns to the Administrative Agent all of such Guarantor’s rights to any payments or distributions to which such Guarantor otherwise would be entitled. If the amount so paid is greater than such Guarantor’s liability hereunder, the Administrative Agent shall pay the excess amount to the party entitled thereto. SECTION 10.08. Default; Remedies. The obligations of each Guarantor hereunder are independent of and separate from the Guarantied Obligations. Upon any Event of Default, the Administrative Agent may, at its sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of the Guarantied Obligations then due, without first proceeding against the defaulting Borrower or Borrowers or any other guarantor of the Guarantied Obligations, or joining the defaulting Borrower or Borrowers or any other guarantor in any proceeding against any Guarantor. At any time after maturity of the Guarantied Obligations, the Administrative Agent may (unless the Guarantied Obligations have been irrevocably paid in full), without notice to any Guarantor, appropriate and apply toward the payment of the Guarantied Obligations (a) any indebtedness due or to become due from any Guarantied Party to any Guarantor and (b) any moneys, credits or other property belonging to any Guarantor at any time held by or coming into the possession of any Guarantied Party or any of its respective Affiliates. SECTION 10.09. Irrevocability. This Loan Guaranty set forth in this Article X (Loan Guaranty) shall be irrevocable as to any and all of the Guarantied Obligations until the Commitments have been terminated and all monetary Guarantied Obligations then outstanding have been irrevocably repaid in cash. SECTION 10.10. Setoff. Upon the occurrence and during the continuance of an Event of Default, each Guarantied Party and each Affiliate thereof may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guarantied Obligations then due and payable (a) any indebtedness due or to become due from such Guarantied Party or Affiliate thereof to any Guarantor or any Borrower, and (b) any moneys, credits or other property belonging to any Guarantor or any Borrower, at any time held by or coming into the possession of such Guarantied Party or Affiliate thereof (other than trust accounts). SECTION 10.11. No Marshaling. Each Guarantor consents and agrees that no Guarantied Party or Person acting for or on behalf thereof shall be under any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Guarantied Obligations. SECTION 10.12. Enforcement; Amendments; Waivers. No delay on the part of any Guarantied Party in the exercise of any right or remedy arising under this Agreement, any of the other Loan Documents or otherwise with respect to all or any part of the Guarantied Obligations or any other guaranty of or security for all or any part of the Guarantied Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or 134 -

remedy shall preclude any further exercise thereof. Failure by any Guarantied Party at any time or times hereafter to require strict performance by any Guarantor, any other guarantor of all or any part of the Guarantied Obligations or any other Person of any of the provisions, warranties, terms and conditions contained in any of the Loan Documents now or at any time or times hereafter executed by such Persons and delivered to any Guarantied Party shall not waive, affect or diminish any right of such person at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of any Guarantied Party, or its Affiliates, unless such waiver is contained in an instrument in writing, directed and delivered to such Borrower or Guarantor, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under this Agreement. No waiver of any Event of Default shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by any Guarantied Party permitted hereunder shall in any way affect or impair any its rights and remedies or the obligations of any Guarantor under this Article X (Loan Guaranty). Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by any Borrower to any Guarantied Party shall be conclusive and binding on the Guarantors irrespective of whether any or all of the Guarantors were a party to the suit or action in which such determination was made. SECTION 10.13. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Loan Guaranty in respect of a Hedging Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.13 or otherwise under this Loan Guaranty voidable under any Requirement of Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Except as otherwise provided herein, the obligations of each Qualified ECP Guarantor under this Section 10.13 shall remain in full force and effect until the termination of all Hedging Obligations. Each Qualified ECP Guarantor intends that this Section 10.13 constitute, and this Section 10.13 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. [SIGNATURE PAGES FOLLOW] 135 -

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. The Borrowers LIVENT CORPORATION By: Name: Title: FMC LITHIUM USA CORP. By: Name: Title: [Signature Page to Livent Credit Agreement] -

The Guarantors FMC ASIA-PACIFIC, INC. By: Name: Title: FMC LITHIUM OVERSEAS LTD. By: Name: Title: [Signature Page to Livent Credit Agreement] -

CITIBANK, N.A., as Administrative Agent, a Lender and an Issuing Bank By: Name: Title: [Signature Page to Livent Credit Agreement] -

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank By: Name: Title: [Signature Page to Livent Credit Agreement] -

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender and an Issuing Bank By: Name: Title: [Signature Page to Livent Credit Agreement] -

GOLDMAN SACHS BANK USA, as a Lender and an Issuing Bank By: Name: Title: [Signature Page to Livent Credit Agreement] -

CITIZENS BANK, N.A., as a Lender By: Name: Title: [Signature Page to Livent Credit Agreement] -

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Lender By: Name: Title: [Signature Page to Livent Credit Agreement] -

JPMORGAN CHASE BANK, N.A., as a Lender By: Name: Title: [Signature Page to Livent Credit Agreement] -

SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: Name: Title: [Signature Page to Livent Credit Agreement] -

[Signature Page to Livent Credit Agreement] -

Schedule I Commitments Revolving Loan Letter of Credit Lender Commitment Commitment Citibank, N.A. $60,000,000 $12,500,000 Bank of America, N.A. $60,000,000 $12,500,000 Credit Suisse AG, Cayman $60,000,000 $12,500,000 Islands Branch Goldman Sachs Bank USA $60,000,000 $12,500,000 Citizens Bank, N.A. $40,000,000 N/A Industrial and Commercial Bank of China Limited, New $40,000,000 N/A York Branch JPMorgan Chase Bank, N.A. $40,000,000 N/A Sumitomo Mitsui Banking $40,000,000 N/A Corporation TOTAL $400,000,000 $50,000,000 -

Exhibit B FORM OF BORROWING NOTICE [To be attached] WEIL:\97457544\6\35899.0596

EXHIBIT B-1 TO CREDIT AGREEMENT FORM OF NOTICE OF BORROWING CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement referred to below 388 Greenwich Street New York, New York 10013 [Date] Attention: David Jaffee Ladies and Gentlemen: Reference is made to the Credit Agreement, dated as of September 28, 2018 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Livent Corporation, a Delaware corporation (“Livent”), and FMC Lithium USA Corp., a Delaware corporation (“Lithium Opco”), as borrowers, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and the Administrative Agent for the Lenders thereunder. Capitalized terms used herein and not defined herein are used herein as defined in the Credit Agreement. Livent [, as representative of Lithium Opco,], hereby gives you notice, irrevocably (subject to the terms of Section 2.07(b) and Section 3.04 of the Credit Agreement), pursuant to Section 3.01 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in connection therewith sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 3.01(a) of the Credit Agreement: (i) The Business Day of the Proposed Borrowing is [ ], 20[ ] (the “Funding Date”). (ii) The Type of Revolving Loans comprising the Proposed Borrowing is [Base Rate Loans] [Eurocurrency Rate Loans]. (iii) The [Currency of the Proposed Borrowing is [ ] and the]1 aggregate amount of the Proposed Borrowing is [ ]. (iv) [The Interest Period for each Revolving Loan made as part of the Proposed Borrowing is [one] [two] [three] [six] month[s].] 2 (v) The Borrower is [Livent][Lithium Opco]. 1 Insert in case of Eurocurrency Rate Borrowing only. 2 To be used in the case of a Borrowing comprised of Eurocurrency Rate Loans. WEIL:\97460291\2\35899.0596

The undersigned hereby certifies that the following statements are true on the date hereof and shall be true on the Funding Date both before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom: A. the representations and warranties set forth in the Loan Documents are true and correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the Funding Date, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent such representations and warranties that, by their terms, refer to a date other than the date of the Proposed Borrowing, in which case such representations and warranties shall have been true and correct as of such earlier date; [and] B. no event has occurred and is continuing, or would result from the Proposed Borrowing or from the application of the proceeds therefrom, which constitutes a Default; [and] C. [the Consolidated Cash Balance on and as of the date of such Proposed Borrowing does not exceed $50,000,000, before and immediately after giving effect to such Proposed Borrowing, to the extent Total Outstandings will exceed $50,000,000 following such Proposed Borrowing; and D. the Total Outstandings on and as of the date of such Proposed Borrowing does not exceed $325,000,000, before and immediately after giving effect to such Proposed Borrowing].3 [Signature Page Follows] 3 To be included for any Proposed Borrowing occurring from the First Amendment Effect Date until the Covenant Conversion Date. WEIL:\97460291\2\35899.0596

LIVENT CORPORATION [as representative of FMC LITHIUM USA CORP.]4 By: Name: Title: 4 If applicable. WEIL:\97460291\2\35899.0596

Exhibit C FORM OF COMPLIANCE CERTIFICATE [To be attached] WEIL:\97457544\6\35899.0596

EXHIBIT G TO CREDIT AGREEMENT FORM OF COMPLIANCE CERTIFICATE To: The Lenders parties to the Credit Agreement Described Below Date: [●] This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of September 28, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Livent Corporation, a Delaware corporation (“Livent”), and FMC Lithium USA Corp., a Delaware corporation, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders thereunder. Capitalized terms used herein and not defined herein are used herein as defined in the Credit Agreement. THE UNDERSIGNED HEREBY CERTIFIES THAT: 1. I am the duly elected [●] of the Livent; 2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Livent and its Subsidiaries during the accounting period covered by the attached financial statements in Exhibit A [for quarterly financial statements add: and such financial statements present fairly in all material respects the financial condition and results of operations of Livent and its Subsidiaries on a Consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes] [for annual financial statements add: and such financial statements present fairly in all material respects the financial condition and results of operations of Livent and its Subsidiaries on a Consolidated basis in accordance with GAAP consistently applied (except for changes with which Livent’s Accountants have concurred and have been disclosed in the notes to the financial statements)]. 3. The examinations described in paragraph 2 did not disclose and I have no knowledge of the existence of any condition or event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate [, except as disclosed in Annex A hereto]1. 4. [Attached as Schedule [I] hereto is a list of each Subsidiary of Livent that identifies each as a Restricted Subsidiary, an Unrestricted Subsidiary and/or Material Domestic Subsidiary as of the last day of the Fiscal Quarter covered hereby.]2 [There is no change in the list of Restricted Subsidiaries, 1 If unable to provide the foregoing certification attach an Annex A specifying the details of each Default or Event of Default that has occurred and is continuing and any action taken or proposed to be taken with respect thereto. 2 Only required if a Subsidiary has been designated as an Unrestricted Subsidiary since delivery of the last Compliance Certificate. WEIL:\97460301\1\35899.0596

Unrestricted Subsidiaries and/or Material Domestic Subsidiary since the later of the Effective Date and the date of the last Compliance Certificate.] 5. [Attached as Schedule [II] hereto are reconciliation statements of the pro forma adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries designated by Livent from the attached financial statements in Exhibit A.]3 6. Schedule [III] attached hereto sets forth financial data and calculations used in determining the [Total Leverage Ratio][First Lien Leverage Ratio]4 and demonstrating compliance with each of the financial covenants contained in Section Error! Reference source not found. of the Credit Agreement, all of which financial data and calculations are true, complete and correct. 7. [Attached as Schedule [IV] is a Perfection Certificate Supplement which is true, complete and correct in all respects][I hereby certify that there has been no change in information contained in the [Perfection Certificate][latest Perfection Certificate Supplement] since the date of such [Perfection Certificate][Perfection Certificate Supplement].5 [Signature Page Follows] 3 Only required if one or more of Livent’s Subsidiaries is or has been designated as an Unrestricted Subsidiary at the time of delivery of the applicable Compliance Certificate. 4 Prior to the Covenant Conversion Date, include financial data and calculations for the Total Leverage Ratio. On and after the Covenant Conversion Date, include financial data and calculations for the First Lien Leverage Ratio. 5 If unable to provide the foregoing certification, deliver a Perfection Certificate Supplement pursuant to Section 6.02(f) of the Credit Agreement. WEIL:\97460301\1\35899.0596

The foregoing certifications, together with the information and computations set forth in the Schedules [I] through [IV] [and Annex A] and the financial statements delivered with this Compliance Certificate contained in Exhibit A in support hereof, are made and delivered as of the first date written above. LIVENT CORPORATION By: Name: Title: WEIL:\97460301\1\35899.0596

EXHIBIT A FINANCIAL STATEMENTS WEIL:\97460301\1\35899.0596

SCHEDULE [I] LIST OF RESTRICTED SUBSIDIARIES, UNRESTRICTED SUBSIDIARIES AND MATERIAL DOMESTIC SUBSIDIARIES6 6 If applicable. WEIL:\97460301\1\35899.0596

SCHEDULE [II] RECONCILIATION STATEMENTS FOR DESIGNATION OF UNRESTRICTED SUBSIDIARIES7 7 If applicable. WEIL:\97460301\1\35899.0596

SCHEDULE [III] [TOTAL LEVERAGE RATIO][FIRST LIEN LEVERAGE RATIO] AND COMPLIANCE WITH FINANCIAL COVENANTS WEIL:\97460301\1\35899.0596

SCHEDULE [IV] PERFECTION CERTIFICATE SUPPLEMENT8 8 If applicable. WEIL:\97460301\1\35899.0596